                                                                    EXHIBIT 99.1
-------------------------------------------------------------------------------

     PREIT
[GRAPHIC OMITTED]



                    Pennsylvania Real Estate Investment Trust


                        QUARTERLY SUPPLEMENTAL DISCLOSURE


                                 (June 30, 2003)




                                  www.preit.com



                                                                     PEI
                                                                   LISTED
                                                                    NYSE
                                                             [GRAPHIC OMITTED]

-------------------------------------------------------------------------------

                                                          PREIT        PEI
Pennsylvania REIT                                                    LISTED
                                                                      NYSE
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)
                                                          [GRAPHIC OMITTED]

                                Table of Contents
                                -----------------

Company Information                                            1
Timeline/Recent Developments                                   2
Stock Information                                              3
Market Capitalization and Capital Resources                    4
Balance Sheet--Wholly Owned and JV Detail                      5
Balance Sheet--Line of Business                                6
Income Statement--Wholly Owned and JV Detail                   7
Income Statement--Line of Business                             8
Income Statement--Retail (Property Status)                     9
Income Statement--Retail (Property Subtype)                   10
Income Statement--Multifamily (Property Status)               11
FFO and FAD                                                   12
Key Ratios                                                    13
Property Debt Schedule--Wholly Owned                          14
Property Debt Schedule--JV                                    15
Debt Analysis                                                 16
Debt Ratios                                                   17
Portfolio Summary--Retail Wholly Owned                        18
Portfolio Summary--Retail Joint Venture                       19
Property Acquisitions/Dispositions                            20
Property Development/Redevelopment Summary                    21
Top Twenty Tenants Schedule                                   22
Lease Expiration Schedule - Anchor Tenants                    23
Lease Expiration Schedule - Non-Anchor Tenants                24
New Lease/Renewal Summary and Analysis                        25
Capital Expenditures                                          26
Enclosed Mall-Summary and Occupancy                           27
Power Center- Summary and Occupancy                           28
Strip Center- Summary and Occupancy                           29
Retail Overall-  Summary and Occupancy                        30
Summary of Portfolio Services                                 31
Flash Report                                                  32
RECONCILIATION TO GAAP:
Balance Sheet-Reconciliation to GAAP                          33
Income Statement-Reconciliation to GAAP                       34
Flash Report-Reconciliation to GAAP                           35
Definition page                                               36


THE INFORMATION SET FORTH HEREIN IS UNAUDITED, PRELIMINARY AND SUBJECT TO ADJUSTMENT WITHOUT FURTHER NOTICE. CERTAIN INFORMATION SET FORTH HEREIN CONSTITUTES FORWARD-LOOKING STATEMENTS, AND THERE ARE FACTORS THAT COULD CAUSE PREIT'S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE THAT MAY BE CONTAINED IN OR IMPLIED BY ANY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION, THE ABILITY OF PREIT TO GROW INTERNALLY OR BY ACQUISITION AND TO INTEGRATE ACQUIRED BUSINESSES, THE AVAILABILITY OF ADEQUATE FUNDS AT REASONABLE COST NECESSARY FOR GROWTH AND DEVELOPMENT, CHANGING INDUSTRY AND COMPETITIVE CONDITIONS, AND OTHER RISKS OUTSIDE THE CONTROL OF PREIT REFERRED TO IN PREIT'S REGISTRATION STATEMENTS AND PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                          PREIT        PEI
Pennsylvania REIT                                                    LISTED
                                                                      NYSE
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)
                                                          [GRAPHIC OMITTED]
COMPANY INFORMATION


                               PENNSYLVANIA REIT
                 200 South Broad Street, Philadelphia, PA 19102
                              http://www.preit.com

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers (approximately 17.5 million square feet) located in the eastern United States. PREIT's portfolio as of August 11, 2003 consists of 34 properties in 7 states. PREIT's portfolio includes two multifamily properties that are held for sale, 14 shopping malls, 14 strip and power centers and four industrial properties. In addition, there are two retail properties under development, which PREIT expects will add approximately 0.8 million square feet to its portfolio. May 14, 2003 Pennsylvania Real Estate Investment Trust and Crown American Realty Trust announced a definitive merger agreement by which Crown will merge into PREIT. PREIT is headquartered in Philadelphia, Pennsylvania.

Research Coverage
------------------------------------------------------------------------
Company                      Analyst                    Phone Number
-------                      -------                    ------------
------------------------------------------------------------------------
Green Street Advisors        Gregory R. Andrews         (949) 640-8780
                             Barbara M. Hoogland        (949) 640-8780
------------------------------------------------------------------------
JP Morgan                    Michael W. Mueller         (212) 622-6689
                             Anthony Paolone            (212) 622-6682
                             Joshua Bederman            (212) 622-6530
------------------------------------------------------------------------
Legg Mason Wood Walker       David M. Fick              (410) 539-0000
                             Elizabeth L. Watson        (410) 539-0000
------------------------------------------------------------------------
Lehman Brothers              David Shulman              (212) 526-3413
                             Stuart Axelrod             (212) 526-3410
                             Alexander D. Goldfarb      (212) 526-5232
------------------------------------------------------------------------
US Bancorp Piper Jaffray     Andrew L. Rosivach         (212) 284-9304
                             Brian M. Prenoveau         (212) 284-9308
------------------------------------------------------------------------

  Quarterly Earnings Schedule

  PREIT's quarterly results will be announced in accordance with the following schedule:

--------------------------------------------------------
  Quarter                     2003              2002
  -------                     ----              ----
--------------------------------------------------------
  First Quarter             5/14/2003         5/2/2002
--------------------------------------------------------
  Second Quarter            8/11/2003         8/8/2002
--------------------------------------------------------
  Third Quarter           11/6/2003 (1)      10/31/2002
--------------------------------------------------------
  Fourth Quarter          3/4/2004 (1)       3/31/2003
--------------------------------------------------------
  (1) Tentative dates.
--------------------------------------------------------





   Quarterly conference calls are arranged by KCSA Worldwide. To participate, please contact Todd Fromer at (212) 896-1215.

                   For additional information, please contact:
                         Edward Glickman or Nurit Yaron
                             200 South Broad Street
                             Philadelphia, PA 19102
                  (215) 875-0700 Phone (866) 875-0700 Toll Free
                    (215) 546-7311 Fax yaronn@preit.com Email

                                                            PREIT        PEI
Pennsylvania REIT                                                      LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)                       NYSE

                          Time Line/Recent Developments     [GRAPHIC OMITTED]
                          -----------------------------

July 29, 2003 - Pennsylvania Real Estate Investment Trust announced that it has completed the sale of its remaining two wholly-owned multifamily properties, Emerald Point in Virginia Beach, VA and Regency Lakeside in Omaha, NE, to affiliates of Morgan Properties of King Of Prussia, PA. The purchase price was approximately $81.4 million. In addition, the Board of Trustees has approved a quarterly cash dividend of $0.51 per share. The dividend will be paid on September 15, 2003 to shareholders and unitholders of record on August 29, 2003. PREIT also announced that it intends to release its financial results for the second quarter ended June 30, 2003 before the open of market trading on Monday, August 11, 2003.

June 19, 2003 - Pennsylvania Real Estate Investment Trust announced the appointment of John J. Roberts to its Board of Trustees, increasing the number of Trustees from eight to nine. Mr. Roberts, age 58, will stand for re-election to the Board of Trustees at the next meeting of the shareholders. Mr. Roberts was also elected by the Board of Trustees to serve as a member of the Audit and Nominating and Governance Committees.

June 5, 2003 - Pennsylvania Real Estate Investment Trust announced that it had completed the acquisition of the remaining two shopping malls shopping malls relating to the Company's agreement, announced on March 6, 2003, to purchase a total of six shopping malls from The Rouse Company. In completing this transaction, PREIT acquired Plymouth Meeting Mall, Plymouth Meeting, PA and Echelon Mall, Voorhees, NJ, totaling approximately 1.96 million square feet of retail space, for an aggregate purchase price of approximately $80.4 million.

June 2, 2003 - Pennsylvania Real Estate Investment Trust completed the sale of thirteen of its wholly-owned multifamily properties to affiliates of Morgan Properties of King of Prussia, PA on May 30, 2003. In addition, with respect to its four joint venture multifamily properties, the Company announced that it has closed under purchase and sale agreements with joint venture partners to sell 50% interests in Cambridge Hall Apartments in West Chester, PA and Countrywood Apartments in Tampa, FL.

May 14, 2003 Pennsylvania Real Estate Investment Trust and Crown American Realty Trust announced a definitive merger agreement by which Crown will merge into PREIT.

April 29, 2003 Pennsylvania Real Estate Investment Trust announced the completion of the acquisition of four shopping malls relating to the Company's agreement to purchase six shopping malls from The Rouse Company.

April 10, 2003 Pennsylvania Real Estate Investment Trust announced that an affiliate of Morgan Properties of King of Prussia had secured and accepted debt and equity financing commitments in the full amount necessary to close the purchase of PREIT's multifamily portfolio.

                                                            PREIT        PEI
Pennsylvania REIT                                                      LISTED
                                                                        NYSE
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)
                                                            [GRAPHIC OMITTED]
Stock Information
-----------------
PREIT's common stock trades on the New York Stock Exchange (symbol: PEI).


                                                                Q2:6/30/03           Q1:3/31/03          CY 12/31/02
-----------------------------------------------------------------------------------------------------------------------
High Price                                                             30.34                28.80                27.20
Low Price                                                              27.94                24.70                20.55
Close                                                                  29.95                28.65                26.00
Average Daily Trading Volume                                          85,567               37,385               41,495
Shares Outstanding at end of period                               16,837,304           16,753,614           16,697,119
O.P. Units                                                         2,057,618            1,763,320            1,763,318
                                                               --------------       -------------        -------------
Fully Diluted Shares Outstanding                                  18,894,922           18,516,934           18,460,437
Weighted Avg. number of shares outstanding                        16,615,576           16,544,737           16,450,912
Weighted Avg. effect of full conversion of O.P. units              1,998,708            1,763,320            1,804,779
                                                               --------------       -------------        -------------
Wtd Avg. Shares Outstanding and O.P. Units                        18,614,284           18,308,057           18,255,691
Market Value of Shares (based on closing price)                $ 565,902,914        $ 530,510,159        $ 479,971,362
-----------------------------------------------------------------------------------------------------------------------

[RESTUBBED TABLE]
                                                                Q2:6/30/02          CY 12/31/01          CY 12/31/00
-----------------------------------------------------------------------------------------------------------------------
High Price                                                              27.20               25.05               19 3/4
Low Price                                                               24.90               18.25               14 5/8
Close                                                                   27.11               23.20               19 1/8
Average Daily Trading Volume                                           38,162              39,463               24,897
Shares Outstanding at end of period                                16,462,868          15,876,084           13,628,448
O.P. Units                                                          1,609,609           1,753,580            1,415,791
                                                               --------------       -------------        -------------
Fully Diluted Shares Outstanding                                   18,072,477          17,629,664           15,044,239
Weighted Avg. number of shares outstanding                         16,215,645          14,656,711           13,403,233
Weighted Avg. effect of full conversion of O.P. units               1,808,426           1,869,383            1,573,028
                                                               --------------       -------------        -------------
Wtd Avg. Shares Outstanding and O.P. Units                         18,024,071          16,526,094           14,976,261
Market Value of Shares (based on closing price)                 $ 489,944,851       $ 409,008,205        $ 287,721,071
-----------------------------------------------------------------------------------------------------------------------



Shareholder Information
-----------------------

Ten Largest Institutional Shareholders:
Shares Held (1)                                                6/30/2003
                                                               ---------

Barclays Bank PLC                                               542,716
The Vanguard Group                                              507,537
J.P. Morgan Investment Mgmt. Inc.                               379,700
Wachovia Securities                                             314,000
State Street Global Advisors                                    281,713
Manufacturers Advisers Corporation                              259,952
Neuberger Berman, LLC                                           213,900
Stratton Management Company                                     207,250
ABP Investments U.S., Inc                                       167,450
Brown Brothers Harriman & Company                               131,005
TOTAL of Ten Largest Institutional:                           3,005,223
TOTAL of all Institutional holders:                           5,018,709
Ten Largest as % of Total Institutional:                          59.9%
(1) Based on 13F filings as of 6/30/03 & 3/31/03.

[CHART OMITTED]
-------------------------------------------------------------------------------

Share Ownership by Insiders: Shares Held (including                                                      Interim Net
O.P. Units, Beneficial Ownership and Exercisable                                                         Purchases of
Options)                                              As of 4/1/03(1)          % of Total(2)               Shares(3)
                                                      ---------------          -------------             -------------
Ronald Rubin                                                  822,370                   4.5%                  (13,138)
George F. Rubin                                               403,707                   2.2%                   (7,981)
Leonard I. Korman                                             312,785                   1.7%                    2,500
Jonathan B. Weller                                            223,161                   1.2%                   (2,540)
Edward A. Glickman                                            200,436                   1.1%                   20,000
Joseph F. Coradino                                            135,996                   0.7%                   (2,115)
Jeffrey A. Linn                                                85,443                   0.5%                    2,342
Jeffrey P. Orleans                                             82,748                   0.4%                    1,500
Douglas S. Grayson                                             61,242                   0.3%                    5,760
David J. Bryant                                                27,603                   0.1%                    5,992
Raymond Trost                                                  21,736                   0.1%                    6,906
Lee H. Javitch                                                 13,125                   0.1%                    1,500
Bruce Goldman                                                  10,574                   0.1%                    5,554
Rosemarie B. Greco                                              7,125                   0.0%                    2,500
Ira Lubert                                                      3,250                   0.0%                    2,250
                                                      ---------------          -------------             -------------
     TOTAL                                                  2,411,301                  13.1%                   31,030
----------------------------------------------------------------------------------------------------------------------

[RESTUBBED TABLE]
                                                    As of 12/31/02(1)          % of Total(5)
                                                    ------------------          -------------
Ronald Rubin                                                  835,508                   4.5%
George F. Rubin                                               411,688                   2.2%
Leonard I. Korman                                             310,285                   1.7%
Jonathan B. Weller                                            225,701                   1.2%
Edward A. Glickman                                            180,436                   1.0%
Joseph F. Coradino                                            138,111                   0.7%
Jeffrey A. Linn                                                83,101                   0.5%
Jeffrey P. Orleans                                             81,248                   0.4%
Douglas S. Grayson                                             55,482                   0.3%
David J. Bryant                                                21,611                   0.1%
Raymond Trost                                                  14,830                   0.1%
Lee H. Javitch                                                 11,625                   0.1%
Bruce Goldman                                                   5,020                   0.0%
Rosemarie B. Greco                                              4,625                   0.0%
Ira Lubert                                                      1,000                   0.0%
                                                      ---------------          -------------
     TOTAL                                                  2,380,271                  12.9%
----------------------------------------------------------------------------------------------------------------------

Distribution Information
------------------------

                                                         Q2:6/30/03            Q1:3/31/03           CY 12/31/02
----------------------------------------------------------------------------------------------------------------------
Dividend per share (1)                                        $ 0.510               $ 0.510               $ 2.040
Annualized Dividend Yield (2)                                    6.8%                  7.1%                  7.8%
Capital Gain                                                      N/A                   N/A               $ 0.082
Section 1250 Gain                                                 N/A                   N/A               $     -
Return of Capital                                                 N/A                   N/A               $ 0.134
Qualified 5 Year Gain (incl. in cap. Gain)                        N/A                   N/A               $     -
Ordinary Income                                                   N/A                   N/A               $ 1.824
----------------------------------------------------------------------------------------------------------------------

[RESTUBBED TABLE]

                                                         Q2:6/30/02           CY 12/31/01         CY12/30/00(1)
----------------------------------------------------------------------------------------------------------------------
Dividend per share (1)                                        $ 0.510               $ 2.040               $ 1.920
Annualized Dividend Yield (2)                                    7.5%                  8.8%                 10.0%
Capital Gain                                                  $     -               $ 0.110               $ 0.590
Section 1250 Gain                                             $     -               $ 0.129               $ 0.190
Return of Capital                                             $     -               $     -               $     -
Qualified 5 Year Gain (incl. in cap. Gain)                    $     -               $     -               $     -
Ordinary Income                                               $ 0.510               $ 1.801               $ 1.140
----------------------------------------------------------------------------------------------------------------------

 (1) Dividend per share increased in 4Q 00 from $0.47 to $0.51
     ($0.47 x 3 + $0.51 x 1 = $1.92).

 (2) Based on closing stock price for the period.

-------------------------------------------------------------------------------
Breakdown of Share & Unit                                     % of 6/30/03
Ownership:  Shares Held         6/30/2003       6/30/2002         total
                                ---------       ---------     ------------
Institutional (1)                5,018,709       3,735,950         26.6%
Retail (2)                      12,130,162      12,597,966         64.2%
Insiders (3)                     1,746,051       1,738,561          9.2%
                                ----------      ----------        ------
     TOTAL                      18,894,922      18,072,477        100.0%

[CHART OMITTED]


(1) Based on 13F filings as of 6/30/03 & 3/31/03.

(2) Retail ownership equals total shares outstanding minus institutional and insider ownership.

(3) Insider holdings as of 4/1/03. (Shares and O.P. Units only. Excludes 665,250 exercisable options).




------------------------------------------------------------------------------







(1) Source of Insider Ownership: Proxy dated April 30, 2003. Refer to footnotes in proxy for details on beneficial ownership.

(2) Based on fully diluted shares outstanding as of June 30, 2003.

(3) Includes purchases of shares, issuance of restricted stocks awards, issuances of O.P. units, and exercisable options.

(4) Source of Insider Ownership: Proxy dated April 5, 2002 and Company records. Refer to footnotes in proxy for details on beneficial ownership.

(5) Based on fully diluted shares outstanding as of December 31, 2002.




-------------------------------------------------------------------------------

                                                          PREIT        PEI
Pennsylvania REIT                                                    LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)                     NYSE

MARKET CAPITALIZATION                                     [GRAPHIC OMITTED]

                                                                  June 30, 2003           March 31, 2003         December 31, 2002
                                                                  -------------           --------------         -----------------
EQUITY CAPITALIZATION
Shares Outstanding                                                   16,837,304               16,753,614                16,697,119
O.P. Units Outstanding                                                2,057,618                1,763,320                 1,763,318
                                                           ---------------------    --------------------      --------------------
TOTAL Shares and O.P. Units                                          18,894,922               18,516,934                18,460,437

Market Price (at end of period)                                           29.95                    28.65                     26.00

Equity Market Capitalization                                $       565,902,914      $       530,510,159       $       479,971,362

DEBT CAPITALIZATION

Unsecured Debt Balance                                      $        20,249,935      $                 -       $                 -
Secured Debt Balance                                                816,864,718              625,117,601               617,279,770
                                                           ---------------------    --------------------      --------------------
Debt Capitalization                                         $       837,114,653      $       625,117,601       $       617,279,770

                                                           ---------------------    --------------------      --------------------
TOTAL MARKET CAPITALIZATION                                 $     1,403,017,567      $     1,155,627,760       $     1,097,251,132
                                                           =====================    ====================      ====================


Debt Capitalization/Total Market Capitalization                           59.7%                    54.1%                    56.3%
Equity Capitalization/Total Market Capitalization                         40.3%                    45.9%                    43.7%
Unsecured Debt Balance/Total Debt                                          2.4%                     0.0%                     0.0%


[RESTUBBED TABLE]


                                                                  June 30, 2002        December 31, 2001         December 31, 2000
                                                                  -------------        -----------------         -----------------

Shares Outstanding                                                   16,462,868               15,876,084                13,628,448
O.P. Units Outstanding                                                1,609,609                1,753,580                 1,415,791
TOTAL Shares and O.P. Units                                          18,072,477               17,629,664                15,044,239

Market Price (at end of period)                                           27.11                    23.20                   19  1/8

Equity Market Capitalization                                $       489,944,851      $       409,008,205       $       287,721,071

DEBT CAPITALIZATION

Unsecured Debt Balance                                      $                 -      $                 -       $                 -
Secured Debt Balance                                                606,195,457              506,175,818               524,782,225
                                                           ---------------------    --------------------      --------------------
Debt Capitalization                                         $       606,195,457      $       506,175,818       $       524,782,225
                                                           ---------------------    --------------------      --------------------

TOTAL MARKET CAPITALIZATION                                 $     1,096,140,308      $       915,184,023       $       812,503,296
                                                           =====================    ====================      ====================


Debt Capitalization/Total Market Capitalization
Equity Capitalization/Total Market Capitalization                         55.3%                    55.3%                     64.6%
Unsecured Debt Balance/Total Debt                                         44.7%                    44.7%                     35.4%
                                                                           0.0%                     0.0%                      0.0%

[CHART OMITTED]

                                                                  June 30, 2003           March 31, 2003         December 31, 2002
                                                                  -------------           --------------         -----------------
CAPITAL RESOURCES

Cash on Hand                                                $        15,035,033      $        14,015,658       $        18,628,137

Line of Credit Capacity (1)                                 $       200,000,000      $       200,000,000       $       200,000,000
   Amount Used (includes letters of credit)                        (118,573,671)            (147,573,671)             (131,473,671
                                                            -------------------     --------------------          ----------------
   Available LOC (2)                                        $        81,426,329      $        52,426,329       $        68,526,329

Shelf Registration                                          $       500,000,000      $       500,000,000       $       500,000,000
   Amount Used                                                     (155,977,292)            (155,977,292)             (155,977,292
                                                            -------------------     --------------------          ----------------
   Available Shelf                                          $       344,022,708      $       344,022,708       $       344,022,708

                                                            --------------------    --------------------      --------------------
TOTAL CAPITAL RESOURCES                                     $       440,484,070      $       410,464,695       $       431,177,174
                                                            --------------------    --------------------      --------------------

[RESTUBBED TABLE]


Cash on Hand                                                $        16,520,755      $        16,242,450       $        10,594,592

Line of Credit Capacity (1)                                 $       175,000,000      $       175,000,000       $       175,000,000
   Amount Used (includes letters of credit)                        (119,673,671)            (100,168,659)             (115,873,671)
   Available LOC (2)                                        $      $  55,326,32      $        74,831,341       $        59,126,329

Shelf Registration                                          $       200,000,000      $       200,000,000       $       200,000,000
   Amount Used                                                     (148,925,000)            (148,925,000)             (102,925,000)
                                                            -------------------     --------------------          ----------------
   Available Shelf                                          $        51,075,000      $        51,075,000       $        97,075,000

                                                            -------------------     --------------------          ----------------
TOTAL CAPITAL RESOURCES                                     $       122,922,084      $       142,148,791       $       166,795,921
                                                            -------------------     --------------------          ----------------

(1) In connection with its acquisition of the Rouse properties the Company obtained a $25 million unsecured Line of Credit of which $15 million was available on June 30, 2003.

(2) subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania REIT                                        PREIT         PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)    [LOGO OMITTED]   LISTED
                                                                       NYSE

BALANCE SHEET
(Wholly Owned vs. JVs)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       June 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                           PREIT               PREIT's %                             Combined
                                                        Wholly Owned           of JVs (4)         Corporate            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                                  $ 953,825,117         $197,499,583                  -       $1,151,324,700
     Multifamily Properties                                66,462,701            5,947,802                  -           72,410,503
     Industrial Properties                                  2,504,211                    -                  -            2,504,211
     Construction In Progress                              11,600,909            1,559,524                  -           13,160,433
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE              1,034,392,938          205,006,909                  -        1,239,399,847
     Accumulated Depreciation                             (66,565,965)         (43,479,796)                 -         (110,045,761)
------------------------------------------------------------------------------------------------------------------------------------
Net Real Estate                                           967,826,973          161,527,113                  -        1,129,354,086
------------------------------------------------------------------------------------------------------------------------------------

Advances to Partnerships and Joint Ventures                         -                    -          1,200,000            1,200,000

------------------------------------------------------------------------------------------------------------------------------------
                                                          967,826,973          161,527,113          1,200,000        1,130,554,086
------------------------------------------------------------------------------------------------------------------------------------
     Allowance for Possible Losses                                                                                               -
------------------------------------------------------------------------------------------------------------------------------------
                                                          967,826,973          161,527,113          1,200,000        1,130,554,086
------------------------------------------------------------------------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents                              5,587,071            6,323,226          3,124,736           15,035,033
     Rents and Other Receivables                           13,005,445            9,022,617          2,014,452           24,042,514
     Assets held for sale                                   1,475,704              (44,036)                 -            1,431,668
     Intangible Assets                                     40,338,471                    -          5,155,886           45,494,357
     Deferred Costs, Prepaid Taxes & Exp. &
       Other Assets(1)                                     27,218,064           12,776,850         11,691,724           51,686,638
------------------------------------------------------------------------------------------------------------------------------------
         TOTAL OTHER ASSETS                                86,504,755           28,078,657         21,986,798          136,570,210
------------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                            1,054,331,728          189,605,770         23,186,798        1,267,124,296
====================================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                               543,476,676          155,488,042                  -          698,964,718
     Bank Loans Payable (2)                                92,506,766           25,393,234                  -          117,900,000
     Acquisition Term Loan & Unsecured Line
       of Credit                                           20,249,935                    -                  -           20,249,935
     Assets held for sale                                   1,119,984              179,955                  -            1,299,939
     Other Liabilities (3)                                 22,237,990            5,443,233         14,541,228           42,222,451
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                         679,591,351          186,504,464         14,541,228          880,637,043
------------------------------------------------------------------------------------------------------------------------------------
                                                           37,899,202
------------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                           5,680,717                    -         56,147,376           61,828,093
------------------------------------------------------------------------------------------------------------------------------------

Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                        -                    -         16,837,304           16,837,304
     Capital Contributed in Excess of Par                           -                    -        220,081,547          220,081,547
     Restricted Stock                                               -                    -         (3,121,496)          (3,121,496)
     Other Comprehensive Income                                     -                    -         (3,238,850)          (3,238,850)
     Distributions in Excess of Net Income                          -                    -         94,100,655           94,100,655
------------------------------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                          -                    -        324,659,160          324,659,160
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $ 685,272,068         $186,504,464      $ 395,347,764       $1,267,124,296
------------------------------------------------------------------------------------------------------------------------------------

BALANCE SHEET
(Wholly Owned vs. JVs)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      December 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                           PREIT               PREIT's %                             Combined
                                                        Wholly Owned           of JVs (4)         Corporate            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                                 $ 423,046,545         $ 197,299,357                  -        $ 620,345,902
     Multifamily Properties                              290,606,714            14,728,865                  -          305,335,579
     Industrial Properties                                 2,504,211                     -                  -            2,504,211
     Construction In Progress                             23,271,863             1,554,110                  -           24,825,973
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE               739,429,333           213,582,332                  -          953,011,665
     Accumulated Depreciation                           (136,733,257)          (43,759,779)                 -         (180,493,036)
------------------------------------------------------------------------------------------------------------------------------------
Net Real Estate                                          602,696,076           169,822,553                  -          772,518,629
------------------------------------------------------------------------------------------------------------------------------------

Advances to Partnerships and Joint Ventures                        -                     -            105,309              105,309

------------------------------------------------------------------------------------------------------------------------------------
                                                         602,696,076           169,822,553            105,309          772,623,938
------------------------------------------------------------------------------------------------------------------------------------
     Allowance for Possible Losses                                 -                     -                                       -
------------------------------------------------------------------------------------------------------------------------------------
                                                         602,696,076           169,822,553            105,309          772,623,938
------------------------------------------------------------------------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents                             7,342,523             5,075,355          6,210,259           18,628,137
     Rents and Other Receivables                           8,847,093            10,122,016          4,395,970           23,365,079
     Assets held for sale                                          -                     -                  -                    -
     Intangible Assets                                             -                     -         12,793,886           12,793,886
     Deferred Costs, Prepaid Taxes & Exp. &
       Other Assets(1)                                    18,306,800            13,981,793         17,708,873           49,997,466
------------------------------------------------------------------------------------------------------------------------------------
         TOTAL OTHER ASSETS                               34,496,416            29,179,164         41,108,988          104,784,568
------------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                             637,192,492           199,001,717         41,214,297          877,408,506
====================================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                              319,751,324           166,728,446                  -          486,479,770
     Bank Loans Payable (2)                              119,229,707            11,570,293                  -          130,800,000
     Acquisition Term Loan & Unsecured Line
       of Credit                                                   -                     -                  -                    -
     Assets held for sale                                          -                     -                  -                    -
     Other Liabilities (3)                                17,687,633             7,016,897         14,939,232           39,643,762
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                        456,668,664           185,315,636         14,939,232          656,923,532
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                            126,715                     -         32,345,722           32,472,437
------------------------------------------------------------------------------------------------------------------------------------

Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                       -                     -         16,697,117           16,697,117
     Capital Contributed in Excess of Par                          -                     -        216,768,855          216,768,855
     Restricted Stock                                              -                     -         (2,513,191)          (2,513,191)
     Other Comprehensive Income                                    -                     -         (4,365,728)          (4,365,728)
     Distributions in Excess of Net Income                         -                     -        (38,574,516)         (38,574,516)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                         -                     -        188,012,537          188,012,537
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $ 456,795,379         $ 185,315,636      $ 235,297,491        $ 877,408,506
------------------------------------------------------------------------------------------------------------------------------------

BALANCE SHEET
(Wholly Owned vs. JVs)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      June 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                           PREIT               PREIT's %                             Combined
                                                        Wholly Owned           of JVs (4)         Corporate            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                                 $ 427,826,795         $ 201,621,036                  -          $629,447,831
     Multifamily Properties                              256,420,569            29,125,026                  -           285,545,595
     Industrial Properties                                 2,504,211                     -                  -             2,504,211
     Construction In Progress                             17,092,528             1,970,173                  -            19,062,701
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE               703,844,103           232,716,235                  -           936,560,338
     Accumulated Depreciation                           (122,610,228)          (44,386,374)                 -          (166,996,602)
------------------------------------------------------------------------------------------------------------------------------------
Net Real Estate                                          581,233,875           188,329,861                  -           769,563,736
------------------------------------------------------------------------------------------------------------------------------------

Advances to Partnerships and Joint Ventures                        -                     -            358,331               358,331

------------------------------------------------------------------------------------------------------------------------------------
                                                         581,233,875           188,329,861            358,331           769,922,067
------------------------------------------------------------------------------------------------------------------------------------
     Allowance for Possible Losses                                 -                     -                                        -
------------------------------------------------------------------------------------------------------------------------------------
                                                         581,233,875           188,329,861            358,331           769,922,067
------------------------------------------------------------------------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents                             4,782,767             7,756,219          3,981,769            16,520,755
     Rents and Other Receivables                           6,377,025             2,521,094          2,047,725            10,945,844
     Assets held for sale
     Intangible Assets                                             -                     -         12,793,886            12,793,886
     Deferred Costs, Prepaid Taxes & Exp. &
       Other Assets(1)                                    17,853,798            12,907,703         14,576,680            45,338,181
------------------------------------------------------------------------------------------------------------------------------------
         TOTAL OTHER ASSETS                               29,013,590            23,185,016         33,400,060            85,598,666
------------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                             610,247,465           211,514,877         33,758,391           855,520,733
====================================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                              310,142,918           177,552,539                  -           487,695,457
     Bank Loans Payable (2)                              109,875,548             9,070,293           (445,841)          118,500,000
     Acquisition Term Loan & Unsecured Line
       of Credit                                                   -                     -                  -                     -
     Assets held for sale                                          -                     -                  -                     -
     Other Liabilities (3)                                14,616,237             7,628,463         10,684,286            32,928,986
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                        434,634,703           194,251,295         10,238,445           639,124,443
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                            695,676                     -         31,857,194            32,552,870
------------------------------------------------------------------------------------------------------------------------------------

Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                       -                     -         16,462,869            16,462,869
     Capital Contributed in Excess of Par                          -                     -        211,205,950           211,205,950
     Restricted Stock                                              -                     -         (3,204,433)           (3,204,433)
     Other Comprehensive Income                                    -                     -         (3,315,686)           (3,315,686)
     Distributions in Excess of Net Income                         -                     -        (37,305,280)          (37,305,280)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                         -                     -        183,843,420           183,843,420
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $ 435,330,379         $ 194,251,295       $225,939,059          $855,520,733
====================================================================================================================================

(1) Deferred Costs, Prepaid Taxes and Expenses and Other Assets include Rents and Other Receivables for Partnerships and Joint Ventures.

(2) A portion of the proceeds from the 2001 stock offering was used to reduce the line of credit. Proceeds were first applied to reduce balances associated with certain completed assets and then to reduce unallocated corporate borrowings. This resulted in a negative balance in the corporate allocation of the line of credit balances. The line of credit balances allocated to development assets are based upon usage related to those projects and were not reduced by stock offering proceeds.

(3) For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities.

(4) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Trust's Equity in these properties.

NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT                                        PREIT           PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003      [LOGO OMITTED]    LISTED
                                                                         NYSE

BALANCE SHEET (1)
(Line of Business)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      June 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Other                               Combined
                                                  Retail       Multifamily      Properties         Corporate           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost          $1,151,324,700   $ 72,410,503      $15,664,644      $           -     $ 1,239,399,847
------------------------------------------------------------------------------------------------------------------------------------
Accumulated Depreciation                        (86,614,873)   (21,379,445)      (2,051,443)                 -        (110,045,761)
------------------------------------------------------------------------------------------------------------------------------------
Net Real Estate                               1,064,709,827     51,031,058       13,613,201                  -       1,129,354,086
------------------------------------------------------------------------------------------------------------------------------------
Investments in PREIT-RUBIN
Advances to Partnerships and Joint Ventures               -              -                -          1,200,000           1,200,000
Advances to PREIT-RUBIN
------------------------------------------------------------------------------------------------------------------------------------
                                              1,064,709,827     51,031,058       13,613,201          1,200,000       1,130,544,086
------------------------------------------------------------------------------------------------------------------------------------
     Allowance for Possible Losses                        -              -                -                  -                   -
------------------------------------------------------------------------------------------------------------------------------------
                                              1,064,709,827     51,031,058       13,613,201          1,123,207       1,130,477,293
------------------------------------------------------------------------------------------------------------------------------------
Other Assets:
Cash                                             10,721,507      1,188,790                           3,124,736          15,035,033
Assets held for sale                                             1,431,668                                   -           1,431,668
Intangible Assets                                40,338,471              -                -          5,155,886          45,494,357
Other Assets, Net (2)                            51,011,940              -        9,891,036         13,706,176          74,609,152
------------------------------------------------------------------------------------------------------------------------------------
Total Other Assets                              102,071,918      2,620,458        9,891,036         21,986,798         136,570,210
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                  1,166,781,745     53,651,516       23,504,237         23,186,798       1,267,124,296
====================================================================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                     661,629,178     37,335,540                -                  -         698,964,718
     Bank Loans Payable (3)                      87,553,497              -       30,346,504                  -         117,900,000
     Acquisition Term Loan & Unsecured Line
       of Credit                                 20,249,935              -                -                  -          20,249,935
Assets held for sale                                      -      1,299,939                -                  -           1,299,939
Other Liabilities (4)                            24,849,397                       2,831,826         14,541,228          42,222,451
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                               794,282,007     38,635,479       33,178,330         14,541,228         880,637,043
------------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                 5,680,717                               -         56,147,376          61,828,093
------------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par              -              -                -         16,837,304          16,837,304
     Capital Contributed in Excess of Par                 -              -                -        220,081,547         220,081,547
     Restricted Stock                                     -              -                -         (3,121,496)         (3,121,496)
Other Comprehensive Income                                -              -                -         (3,238,850)         (3,238,850)
     Distributions in Excess of Net Income                -              -                -         94,100,655          94,100,655
------------------------------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                -              -                -        324,659,160         324,659,160
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY    $ 799,962,724   $ 38,635,479      $33,178,330      $ 395,347,764     $ 1,267,124,296
------------------------------------------------------------------------------------------------------------------------------------

BALANCE SHEET (1)
(Line of Business)
------------------------------------------------------------------------------------------------------------------------------------
                                                                             December 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Other                               Combined
                                                 Retail        Multifamily      Properties         Corporate           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost          $ 620,345,902    $ 305,335,579     $27,330,184      $          -        $953,011,665
------------------------------------------------------------------------------------------------------------------------------------
Accumulated Depreciation                       (79,121,149)     (99,346,274)     (2,025,613)                -        (180,493,036)
------------------------------------------------------------------------------------------------------------------------------------
Net Real Estate                                541,224,753      205,989,305      25,304,571                 -         772,518,629
------------------------------------------------------------------------------------------------------------------------------------
Investments in PREIT-RUBIN
Advances to Partnerships and Joint Ventures              -                -               -           105,309             105,309
Advances to PREIT-RUBIN
------------------------------------------------------------------------------------------------------------------------------------
                                               541,224,753      205,989,305      25,304,571           105,309         772,623,938
------------------------------------------------------------------------------------------------------------------------------------
     Allowance for Possible Losses                       -                -               -                 -                   -
------------------------------------------------------------------------------------------------------------------------------------
                                               541,224,753      205,989,305      25,304,571           105,309         772,623,938
------------------------------------------------------------------------------------------------------------------------------------
Other Assets:
Cash                                             8,812,330        3,629,864         (24,316)        6,210,259          18,628,137
Assets held for sale
Intangible Assets                                        -                -               -        12,793,886          12,793,886
Other Assets, Net (2)                           42,129,659        9,098,594          29,449        22,104,843          73,362,545
------------------------------------------------------------------------------------------------------------------------------------
Total Other Assets                              50,941,989       12,728,458           5,133        41,108,988         104,784,568
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                   592,166,742      218,717,763      25,309,704        41,214,297         877,408,506
====================================================================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                    280,092,311      206,387,459               -                 -         486,479,770
     Bank Loans Payable (3)                     94,712,082        2,500,000      33,587,919                 -         130,800,000
     Acquisition Term Loan & Unsecured Line
       of Credit                                         -                -               -                 -                   -
Assets held for sale                                     -                -               -                 -                   -
Other Liabilities (4)                           14,288,005        5,270,638       5,145,887        14,939,232          39,643,762
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                              389,092,398      214,158,097      38,733,806        14,939,232         656,923,532
------------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                  126,715                                -        32,345,722          32,472,437
------------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par             -                -               -        16,697,117          16,697,117
     Capital Contributed in Excess of Par                -                -               -       216,768,855         216,768,855
     Restricted Stock                                    -                -               -        (2,513,191)         (2,513,191)
Other Comprehensive Income                               -                -               -        (4,365,728)         (4,365,728)
     Distributions in Excess of Net Income               -                -               -       (38,574,516)        (38,574,516)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                               -                -               -       188,012,537         188,012,537
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $ 389,219,113    $ 214,158,097     $38,733,806      $235,297,491        $877,408,506
------------------------------------------------------------------------------------------------------------------------------------

BALANCE SHEET (1)
(Line of Business)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                June 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Other                            Combined
                                                Retail        Multifamily        Properties        Corporate           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost          $629,447,831     $285,545,595      $ 21,566,912     $          -      $ 936,560,338
------------------------------------------------------------------------------------------------------------------------------------
Accumulated Depreciation                      (74,558,282)     (90,438,537)       (1,999,783)               -       (166,996,602)
------------------------------------------------------------------------------------------------------------------------------------
Net Real Estate                               554,889,549      195,107,058        19,567,129                -        769,563,736
------------------------------------------------------------------------------------------------------------------------------------
Investments in PREIT-RUBIN
Advances to Partnerships and Joint Ventures             -                -                 -          358,331            358,331
Advances to PREIT-RUBIN
------------------------------------------------------------------------------------------------------------------------------------
                                              554,889,549      195,107,058        19,567,129          358,331        769,922,067
------------------------------------------------------------------------------------------------------------------------------------
     Allowance for Possible Losses                      -                -                 -                -                  -
------------------------------------------------------------------------------------------------------------------------------------
                                              554,889,549      195,107,058        19,567,129          358,331        769,922,067
------------------------------------------------------------------------------------------------------------------------------------
Other Assets:
Cash                                            9,522,709        2,995,031            21,246        3,981,769         16,520,755
Assets held for sale
Intangible Assets                                       -                -                 -       12,793,886         12,793,886
Other Assets, Net (2)                          32,375,857        7,269,097            14,666       16,624,405         56,284,025
------------------------------------------------------------------------------------------------------------------------------------
Total Other Assets                             41,898,566       10,264,128            35,912       33,400,060         85,598,666
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                  596,788,115      205,371,186        19,603,041       33,758,391        855,520,733
====================================================================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                   289,293,993      198,401,464                 -                -        487,695,457
     Bank Loans Payable (3)                    84,429,488                -        34,516,353         (445,841)       118,500,000
     Acquisition Term Loan & Unsecured Line
       of Credit                                        -                -                 -                -                  -
Assets held for sale                                    -                -                 -                -                  -
Other Liabilities (4)                          12,704,188        5,409,789         4,130,723       10,684,286         32,928,986
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                             386,427,669      203,811,253        38,647,076       10,238,445        639,124,443
------------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                 695,676                                  -       31,857,194         32,552,870
------------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par            -                -                 -       16,462,869         16,462,869
     Capital Contributed in Excess of Par               -                -                 -      211,205,950        211,205,950
     Restricted Stock                                   -                -                 -       (3,204,433)        (3,204,433)
Other Comprehensive Income                              -                -                 -       (3,315,686)        (3,315,686)
     Distributions in Excess of Net Income              -                -                 -      (37,305,280)       (37,305,280)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                              -                -                 -      183,843,420        183,843,420
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $387,123,345     $203,811,253      $ 38,647,076     $225,939,059      $ 855,520,733
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Trust's Equity in these properties.

(2) Deferred Costs, Prepaid Taxes and Expenses and Other Assets include Rents and Other Receivables for Partnerships and Joint Ventures.

(3) A portion of the proceeds from the 2001 stock offering was used to reduce the line of credit. Proceeds were first applied to reduce balances associated with certain completed assets and then to reduce unallocated corporate borrowings. This resulted in a negative balance in the corporate allocation of the line of credit balances. The line of credit balances allocated to development assets are based upon usage related to those projects and were not reduced by stock offering proceeds.

(4) For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities.

NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT                                        PREIT           PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)     [LOGO OMITTED]    LISTED
                                                                         NYSE

INCOME STATEMENT (1)(2)
QUARTERLY COMPARISON
(Wholly Owned vs. JV)                                                      Q2 03
                                                                   (3 months ended 6/30/03)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Combined        TOTAL %
                                         Wholly Owned            JVs               Corporate                 TOTAL         CHANGE
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)          $ 30,487,264          $ 7,228,316          $          -              37,715,580       17.1%
Straight-Lining of Base Rents               557,938               54,198                     -                 612,136      171.3%
Percentage Rents                            205,350               82,791                     -                 288,141       -7.9%
Lease Termination                            62,214                6,239                     -                  68,453      -89.1%
Expense Recoveries & Other Income        10,077,308            2,799,510                     -              12,876,818       69.9%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                           41,390,074    80%    10,171,054    20%   $          -     0%       51,561,128       25.9%
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                11,620,471            2,839,652                     -              14,460,123       45.1%
Real Estate Taxes                         3,839,101              846,218                     -               4,685,319       45.1%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                           15,459,572    81%     3,685,870    19%              -     0%       19,145,442       45.1%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME                     25,930,502    80%     6,485,184    20%              -     0%       32,415,686       16.8%
====================================================================================================================================
OTHER INCOME (EXPENSES)
Management Company Revenue                        -                    -             3,791,550               3,791,550       76.2%
Interest Income                                   -                    -               193,127                 193,127      -45.6%
General & Administrative:
Corporate Payroll                                 -                    -            (3,948,117)             (3,948,117)      11.7%
Other G&A Expenses                                -                    -            (3,569,291)             (3,569,291)      36.7%
------------------------------------------------------------------------------------------------------------------------------------
Earnings before interest expenses,
  taxes, depreciation and amortization   25,930,502    90%     6,485,184    22%     (3,532,731)  -12%       28,882,955       19.7%
------------------------------------------------------------------------------------------------------------------------------------
Interest Expense (3)                     (9,931,193)          (4,043,922)                    -             (13,975,115)      20.8%
Depreciation & Amortization              (6,994,165)          (1,324,953)                    -              (8,319,118)       8.3%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)           (16,925,358)          (5,368,875)                    -             (22,294,233)      15.8%
------------------------------------------------------------------------------------------------------------------------------------
Gains (losses) on sales of interests
  in Real Estate                            (79,800)           4,401,603                     -               4,321,803        N/A
------------------------------------------------------------------------------------------------------------------------------------
Income before Minority Interest           8,925,344            5,517,912            (3,532,731)             10,910,525      124.1%
------------------------------------------------------------------------------------------------------------------------------------
Minority Interest of O.P. Unitholders             -                    -              (823,758)               (823,758)     168.6%
------------------------------------------------------------------------------------------------------------------------------------
Income from Operations                    8,925,344            5,517,912            (4,356,489)             10,086,767      121.1%
------------------------------------------------------------------------------------------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate                                       -                                             -        N/A
Minority Interest of O.P. Unitholders                                              (15,649,831)            (15,649,831)       N/A
Gain (losses) on Disposition of
  Discontinued Operations               150,200,805                                                        150,200,805        N/A
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS           150,200,805                    -           (15,649,831)            134,550,974        N/A
------------------------------------------------------------------------------------------------------------------------------------
Extraordinary item (Loss on early
  extinguishment of debt)                                                                    -                       -        N/A
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                             $159,126,149   110%   $ 5,517,912     4%   $(20,006,320)  -14%     $144,637,741     3156.4%
------------------------------------------------------------------------------------------------------------------------------------

INCOME STATEMENT (1)(2)
QUARTERLY COMPARISON
(Wholly Owned vs. JV)                                                      Q2 02
                                                                 (3 months ended 6/30/02)
----------------------------------------------------------------------------------------------------------------------
                                                                                                            Combined
                                       Wholly Owned             JVs                 Corporate                TOTAL
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)          $23,390,961           $ 8,821,206           $         -            $32,212,167
Straight-Lining of Base Rents              170,445                55,218                     -                225,663
Percentage Rents                           227,330                85,436                     -                312,766
Lease Termination                          565,684                61,132                     -                626,816
Expense Recoveries & Other Income        4,033,797             3,545,249                     -              7,579,046
----------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                          28,388,217     69%    12,568,241    31%    $         -     0%      40,956,458
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                6,800,594             3,165,313                     -              9,965,907
Real Estate Taxes                        2,192,138             1,037,595                     -              3,229,733
----------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                           8,992,732     68%     4,202,908    32%              -     0%      13,195,640
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME                    19,395,485     70%     8,365,333    30%              -     0%      27,760,818
======================================================================================================================
OTHER INCOME (EXPENSES)
Management Company Revenue                       -                     -             2,151,596              2,151,596
Interest Income                                  -                     -               354,849                354,849
General & Administrative:
Corporate Payroll                                -                     -            (3,535,982)            (3,535,982)
Other G&A Expenses                               -                     -            (2,611,050)            (2,611,050)
----------------------------------------------------------------------------------------------------------------------
Earnings before interest expenses,
  taxes, depreciation and amortization  19,395,485     80%     8,365,333    35%     (3,640,587)  -15%      24,120,231
----------------------------------------------------------------------------------------------------------------------
Interest Expense (3)                    (7,237,902)           (4,343,566)               10,757            (11,570,711)
Depreciation & Amortization             (5,333,109)           (2,347,670)                                  (7,680,779)
----------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)          (12,571,011)           (6,691,236)               10,757            (19,251,490)
----------------------------------------------------------------------------------------------------------------------
Gains (losses) on sales of interests
  in Real Estate                                 -                     -                     -                      -
----------------------------------------------------------------------------------------------------------------------
Income before Minority Interest          6,824,474             1,674,097            (3,629,830)             4,868,741
----------------------------------------------------------------------------------------------------------------------
Minority Interest of O.P. Unitholders            -                     -              (306,655)              (306,655)
----------------------------------------------------------------------------------------------------------------------
Income from Operations                   6,824,474             1,674,097            (3,936,485)             4,562,086
----------------------------------------------------------------------------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate            70,839                     -                     -                 70,839
Minority Interest of O.P. Unitholders                                                 (191,297)              (191,297)
Gain (losses) on Disposition of
  Discontinued Operations                                                                                           -
----------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS               70,839                                    (191,297)              (120,458)
----------------------------------------------------------------------------------------------------------------------
Extraordinary item (Loss on early
  extinguishment of debt)                                              -                     -                      -
----------------------------------------------------------------------------------------------------------------------
NET INCOME                              $6,895,313    155%   $ 1,674,097    38%    $(4,127,782)  -93%     $ 4,441,628
----------------------------------------------------------------------------------------------------------------------

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2) Prior period income and expenses have been restated to adjust for discontinued operations.

(3) Capitalized interest expense for the line of credit and construction loans of $367,111 not included in the quarter ended 6/30/03 and $322,243 not included in the quarter ended 6/30/02.

NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT                                       PREIT           PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)    [LOGO OMITTED]    LISTED
                                                                        NYSE

INCOME STATEMENT (1) (2)
QUARTERLY COMPARISON
(Line of Business)                                                                  Q2 03
                                                                          (3 months ended 6/30/03)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   OTHER                                Combined
                                             RETAIL           MULTIFAMILY        PROPERTIES          CORPORATE            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents                              $27,434,524        $ 11,295,625         $ 83,421        $          -          $ 38,813,570
     Less Vacancies and Concessions                          (1,097,990)               -                   -            (1,097,990)
Straight-Lining of Base Rents               612,136                   -                -                   -               612,136
Percentage Rents                            288,141                   -                -                   -               288,141
Lease Termination                             6,239              62,214                -                   -                68,453
Expense Recoveries and Other Income      12,495,833             380,985                -                   -            12,876,818
------------------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                           40,836,873  79%     10,640,834    21%    83,421   0%              -      -     51,561,128
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                10,176,739           4,279,586            3,798                   -            14,460,123
Real Estate Taxes                         3,700,646             983,776              897                   -             4,685,319
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                           13,877,385  72%      5,263,362    27%     4,695   0%              -      -     19,145,442
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME                     26,959,488  83%      5,377,472    17%    78,726   0%              -      -     32,415,686
====================================================================================================================================
TOTAL OTHER INCOME (EXPENSES)
Management Company Revenue                        -                   -                -           3,791,550             3,791,550
Interest Income                                   -                   -                -             193,127               193,127
General and Administrative:
Corporate Payroll                                 -                   -                -          (3,948,117)           (3,948,117)
Other General & Administrative                    -                   -                -          (3,569,291)           (3,569,291)
------------------------------------------------------------------------------------------------------------------------------------
Earnings before interest expenses,
  taxes, depreciation and amortization   26,959,488  93%      5,377,472    19%    78,726   0%     (3,532,731)  -12%     28,882,955
------------------------------------------------------------------------------------------------------------------------------------
Interest Expense (3)                    (12,088,601)         (1,886,514)               -                   -           (13,975,115)
Depreciation & Amortization              (8,306,203)                  -          (12,915)                  -            (8,319,118)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)           (20,394,804)         (1,886,514)         (12,915)                  -           (22,294,233)
------------------------------------------------------------------------------------------------------------------------------------
Gains(losses) on sales of interests in
  Real Estate                               (79,800)          4,401,603                -                   -             4,321,803
------------------------------------------------------------------------------------------------------------------------------------
Income before Minority Interest           6,484,884           7,892,561           65,811          (3,532,731)           10,910,525
------------------------------------------------------------------------------------------------------------------------------------
Minority Interest of O.P. Unitholders             -                   -                -            (823,758)             (823,758)
------------------------------------------------------------------------------------------------------------------------------------
Income from Operations                    6,484,884           7,892,561           65,811          (4,356,489)           10,086,767
------------------------------------------------------------------------------------------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate                  -                   -                -                   -                     -
Minority Interest of O.P. Unitholders                                                            (15,649,831)          (15,649,831)
Gain (losses) on Disposition of
  Discontinued Operations                                   150,200,805                                                150,200,805
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                     -         150,200,805                -         (15,649,831)          134,550,974
------------------------------------------------------------------------------------------------------------------------------------
Extraordinary item (Loss on early
  extinguishment of debt)                                             -                -                   -                     -
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                              $ 6,484,884   4%   $158,093,366   109%  $ 65,811   0%   $(20,006,320)  -14%  $ 144,637,741
------------------------------------------------------------------------------------------------------------------------------------

INCOME STATEMENT (1) (2)
QUARTERLY COMPARISON
(Line of Business)                                                           Q2 02
                                                                     (3 months ended 6/30/02)
------------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL %                                          OTHER                             Combined
                                        CHANGE         RETAIL          MULTIFAMILY     PROPERTIES         CORPORATE         TOTAL
------------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE OPERATING REVENUES
Base Rents                                15.7%  $18,697,625        $14,772,223       $ 81,581       $         -        $33,551,429
     Less Vacancies and Concessions      -18.0%            -         (1,339,262)             -                 -         (1,339,262)
Straight-Lining of Base Rents            171.3%      225,663                  -              -                 -            225,663
Percentage Rents                          -7.9%      312,766                  -              -                 -            312,766
Lease Termination                        -89.1%      557,019             69,797              -                              626,816
Expense Recoveries and Other Income       69.9%    6,929,012            650,034              -                 -          7,579,046
------------------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                            25.9%   26,722,085   65%   14,152,792   35%   81,581  0%             -      -  40,956,458
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                 45.1%    5,354,847          4,605,977          5,083                 -          9,965,907
Real Estate Taxes                         45.1%    1,982,544          1,246,292            897                 -          3,229,733
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                            45.1%    7,337,391   56%    5,852,269   44%    5,980  0%             -      -  13,195,640
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME                      16.8%   19,384,694   70%    8,300,523   30%   75,601  0%             -      -  27,760,818
====================================================================================================================================
TOTAL OTHER INCOME (EXPENSES)
Management Company Revenue                76.2%            -                  -              -         2,151,596          2,151,596
Interest Income                          -45.6%            -                  -              -           354,849            354,849
General and Administrative:                                                                                    -
Corporate Payroll                         11.7%            -                  -              -        (3,535,982)        (3,535,982)
Other General & Administrative            36.7%            -                  -              -        (2,611,050)        (2,611,050)
------------------------------------------------------------------------------------------------------------------------------------
Earnings before interest expenses,
  taxes, depreciation and amortization    19.7%   19,384,694   80%    8,300,523   34%   75,601  0%    (3,640,587)  -15%  24,120,231
------------------------------------------------------------------------------------------------------------------------------------
Interest Expense (3)                      20.8%   (8,030,891)        (3,550,577)             -            10,757        (11,570,711
Depreciation & Amortization                8.3%   (5,370,284)        (2,297,580)       (12,915)                -         (7,680,779)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)             15.8%  (13,401,175)        (5,848,157)       (12,915)           10,757        (19,251,490)
------------------------------------------------------------------------------------------------------------------------------------
Gains(losses) on sales of interests in
  Real Estate                              N/A             -                  -              -                 -                  -
------------------------------------------------------------------------------------------------------------------------------------
Income before Minority Interest          124.1%    5,983,519          2,452,366         62,686        (3,629,830)         4,868,741
------------------------------------------------------------------------------------------------------------------------------------
Minority Interest of O.P. Unitholders   -168.6%           -                  -              -          (306,655)           (306,655)
------------------------------------------------------------------------------------------------------------------------------------
Income from Operations                  -121.1%    5,983,519          2,452,366         62,686        (3,936,485)         4,562,086
------------------------------------------------------------------------------------------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate           N/A        70,839                  -              -                 -             70,839
Minority Interest of O.P. Unitholders      N/A                                                          (191,297)          (191,297)
Gain (losses) on Disposition of
  Discontinued Operations                  N/A                                               -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS              N/A        70,839                  -              -          (191,297)          (120,458)
------------------------------------------------------------------------------------------------------------------------------------
Extraordinary item (Loss on early
  extinguishment of debt)                  N/A             -                  -              -                 -                  -
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                              3156.4%  $ 6,054,358  136%  $ 2,452,366   55% $ 62,686  1%   $(4,127,782)  -93% $ 4,441,628
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2) Prior period income and expenses have been restated to adjust for discontinued operations.

(3) Capitalized interest expense for the line of credit and construction loans of $367,111 not included in the quarter ended 6/30/03 and $322,243 not included in the quarter ended 6/30/02.

NOTE: Reconciliation to GAAP is on pages 33 to 36.



                                                                                                PREIT            PEI
Pennsylvania REIT                                                                             [LOGO OMITTED]    LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)                                                                NYSE

RETAIL INCOME STATEMENT (1)
QUARTERLY COMPARISON
(Property Status)

                                                                   Q2 03
                                                          (3 months ended 6/30/03)
                                           ----------------------------------------------------
                                             Combined
                                               TOTAL            WO                 JVs
                                           ----------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                  $27,434,524    $ 20,926,888       $ 6,507,636
Straight-Lining of Base Rents                   612,136         557,938            54,198
Percentage Rents                                288,141         205,350            82,791
Lease Termination and Other Income                6,239               -             6,239
Exp. Recoveries and Other Income             12,495,833       9,720,052         2,775,781
                                           ----------------------------------------------------
TOTAL  REVENUES                              40,836,873      31,410,228  77%    9,426,645  23%
                                           ----------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                    10,176,739       7,611,336         2,565,403
Real Estate Taxes                             3,700,646       2,915,065           785,581
                                           ----------------------------------------------------
Total Operating Expenses                     13,877,385      10,526,401  76%    3,350,984  24%
                                           ----------------------------------------------------
NET OPERATING INCOME                         26,959,488      20,883,827  77%    6,075,661  23%
                                           ----------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                            (12,088,601)     (8,190,465)       (3,898,136)
Depreciation & Amortization                  (8,306,203)     (6,981,250)       (1,324,953)
                                           ----------------------------------------------------
TOTAL OTHER INCOME (EXP.)                   (20,394,804)    (15,171,715)       (5,223,089)
                                           ----------------------------------------------------

Gains (losses) on sales of int. in R.E          (79,800)        (79,800)                -
                                           ----------------------------------------------------
Income before Minority Int.                   6,484,884       5,632,312           852,572
                                           ----------------------------------------------------
Discontinued Operations:                                                                     -
                                           ----------------------------------------------------
Income from Disposed Real Estate                      -                                      -
                                           ----------------------------------------------------
Gain (losses) on Disposition of
         Discontinued Operations                      -
                                           ----------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                         -               -
                                           ----------------------------------------------------
Extraordinary item (Loss on
         early extinguishments of debt)               -               -                      -
                                           ----------------------------------------------------
NET INCOME                                  $ 6,484,884     $ 5,632,312  87%  $   852,572  13%
                                           ----------------------------------------------------

                                                                                                Q2 02
                                                                                        (3 months ended 6/30/02)
                                           -----------------------------    ---------------------------------------------------
                                           % Change  % Change  % Change       Combined
                                             TOTAL       WO       JVs          TOTAL          WO                  JVs
                                           -----------------------------    ---------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                    46.7%      82.4%    -9.9%      $18,697,625  $ 11,474,448       $ 7,223,177
Straight-Lining of Base Rents                171.3%     227.3%    -1.8%          225,663       170,445            55,218
Percentage Rents                              -7.9%      -9.7%    -3.1%          312,766       227,330            85,436
Lease Termination and Other Income              N/A        N/A      N/A          557,019       495,887            61,132
Exp. Recoveries and Other Income              80.3%     179.5%   -19.6%        6,929,012     3,478,199         3,450,813
                                           -----------------------------    ---------------------------------------------------
TOTAL  REVENUES                               52.8%      98.2%   -13.3%       26,722,085    15,846,309  59%   10,875,776   41%
                                           -----------------------------    ---------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                     90.0%     178.1%    -2.0%        5,354,847     2,736,575         2,618,272
Real Estate Taxes                             86.7%     167.7%   -12.1%        1,982,544     1,088,983           893,561
                                           -----------------------------    ---------------------------------------------------
Total Operating Expenses                      89.1%     175.2%    -4.6%        7,337,391     3,825,558  52%    3,511,833   48%
                                           -----------------------------    ---------------------------------------------------
NET OPERATING INCOME                          39.1%      73.7%   -17.5%       19,384,694    12,020,751  62%    7,363,943   38%
                                           -----------------------------    ---------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                              50.5%      98.9%    -0.4%       (8,030,891)   (4,117,865)       (3,913,026)
Depreciation & Amortization                   54.7%     114.6%   -37.4%       (5,370,284)   (3,253,848)       (2,116,436)
                                           -----------------------------    ---------------------------------------------------
TOTAL OTHER INCOME (EXP.)                     52.2%     105.8%   -13.4%      (13,401,175)   (7,371,713)       (6,029,462)
                                           -----------------------------    ---------------------------------------------------

Gains (losses) on sales of int. in R.E          N/A        N/A      N/A                -             -                 -
                                           -----------------------------    ---------------------------------------------------
Income before Minority Int.                    8.4%      21.2%   -36.1%        5,983,519     4,649,038         1,334,481
                                           -----------------------------    ---------------------------------------------------
Discontinued Operations:                                                                             -
                                           -----------------------------    ---------------------------------------------------
Income from Disposed Real Estate                N/A        N/A      N/A           70,839        70,839
                                           -----------------------------    ---------------------------------------------------
Gain (losses) on Disposition of
         Discontinued Operations                N/A        N/A      N/A
                                           -----------------------------    ---------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                   N/A        N/A      N/A           70,839        70,839                       -
                                           -----------------------------    ---------------------------------------------------
Extraordinary item (Loss on
         early extinguishments of debt)         N/A        N/A      N/A                -             -                       -
                                           -----------------------------    ---------------------------------------------------
NET INCOME                                     7.1%      19.3%   -36.1%      $ 6,054,358  $  4,719,877  78%  $ 1,334,481   22%
                                           -----------------------------    ---------------------------------------------------

SAME STORE COMPARISON
---------------------

                                                             Q2 03
                                                    (3 months ended 6/30/03)
                                        ----------------------------------------------------------------------  -------  ----------
                                         Combined                                                                         % Change
                                         TOTAL (2)         SAME               NEW               REDEV           DIVEST   Same Store
                                        ----------------------------------------------------------------------  -------  ----------
Base Rents                              $27,434,524   $ 11,563,752        $ 12,238,657       $ 3,632,115        $ -          2.7%
Straight-Lining of Base Rents               612,136        175,294             363,462            73,380          -         37.0%
Percentage Rents                            288,141         95,344             100,522            92,275          -          4.1%
Lease Termination                             6,239              -               6,239                 -          -           N/A
Exp. Recoveries and Other Income         12,495,833      3,401,468           7,603,957         1,490,408          -          7.2%
                                        ----------------------------------------------------------------------  -------  ----------
TOTAL  REVENUES                          40,836,873     15,235,858   37%    20,312,837  50%    5,288,178   13%    -  0%      0.8%
                                        ----------------------------------------------------------------------  -------  ----------
R.E. OPERATING EXPENSES
Operating and Maintenance                10,176,739      2,677,015           6,078,282         1,421,442          -         13.0%
Real Estate Taxes                         3,700,646      1,235,909           2,077,946           386,791          -          8.2%
                                        ----------------------------------------------------------------------  -------  ----------
Total Operating Expenses                 13,877,385      3,912,924   28%     8,156,228  59%    1,808,233   13%    -  0%     11.4%
                                        ----------------------------------------------------------------------  -------  ----------
NET OPERATING INCOME                     26,959,488     11,322,934   42%    12,156,609  45%    3,479,945   13%    -  0%     -2.4%
                                        ----------------------------------------------------------------------  -------  ----------
OTHER INCOME (EXP.)
Interest Expense                        (12,088,601)    (5,205,220)         (5,668,799)       (1,214,582)         -         21.5%
Depreciation & Amortization              (8,306,203)    (3,190,162)         (3,979,876)       (1,136,165)         -          2.4%
                                        ----------------------------------------------------------------------  -------  ----------
TOTAL OTHER INCOME (EXP.)               (20,394,804)    (8,395,382)         (9,648,675)       (2,350,747)         -         13.5%
                                        ----------------------------------------------------------------------  -------  ----------

Gain (losses) on sales of int. in R.E.      (79,800)                                     -       (79,800)                     N/A
                                        ----------------------------------------------------------------------  -------  ----------
Income before Minority Int.               6,484,884      2,927,552           2,507,934         1,049,398          -        -30.3%
                                        ----------------------------------------------------------------------  -------  ----------
Discontinued Operations:
                                        ----------------------------------------------------------------------  -------  ----------
Income from Disposed Real Estate                  -
                                        ----------------------------------------------------------------------  -------  ----------
Gain (losses) on Disposition of
         Discontinued Operations                  -                                                               -           N/A
                                        ----------------------------------------------------------------------  -------  ----------
TOTAL DISCONTINUED OPERATIONS                     -              -                                                -           N/A
                                        ----------------------------------------------------------------------  -------  ----------
Extraordinary item (Loss on
         early extinguishment of debt)            -              -                       -             -          -           N/A
                                        ----------------------------------------------------------------------  -------  ----------
NET INCOME                              $ 6,484,884   $  2,927,552   45%  $  2,507,934  39%  $ 1,049,398   16%  $ -  0%    -30.3%
                                        ----------------------------------------------------------------------  -------  ----------

                                                                       Q2 02
                                                             (3 months ended 6/30/02)
                                         ----------------------------------------------------------------------   ---------
                                         Combined
                                          TOTAL (2)        SAME                 NEW                 REDEV          DIVEST
                                         ----------------------------------------------------------------------   ---------
Base Rents                               $18,697,625   $ 11,255,456        $ 3,959,294         $3,482,875         $ 365,202
Straight-Lining of Base Rents                225,663        127,930             75,890             21,843             2,278
Percentage Rents                             312,766         91,584             54,110            167,072                 -
Lease Termination                            557,019        463,531             43,851             49,637                 -
Exp. Recoveries and Other Income           6,929,012      3,172,971          2,183,823          1,572,218            86,118
                                         ----------------------------------------------------------------------   ---------
TOTAL  REVENUES                           26,722,085     15,111,472   57%    6,316,968   24%    5,293,645   20%     453,598
                                         ----------------------------------------------------------------------   ---------
R.E. OPERATING EXPENSES
Operating and Maintenance                  5,354,847      2,368,960          1,647,484          1,338,403            53,357
Real Estate Taxes                          1,982,544      1,142,221            496,159            344,164            46,595
                                         ----------------------------------------------------------------------   ---------
Total Operating Expenses                   7,337,391      3,511,181   48%    2,143,643   29%    1,682,567   23%      99,952
                                         ----------------------------------------------------------------------   ---------
NET OPERATING INCOME                      19,384,694     11,600,291   60%    4,173,325   22%    3,611,078   19%     353,646
                                         ----------------------------------------------------------------------   ---------
OTHER INCOME (EXP.)
Interest Expense                          (8,030,891)    (4,282,757)        (2,507,954)        (1,240,180)         (162,072)
Depreciation & Amortization               (5,370,284)    (3,115,239)        (1,263,000)          (992,045)         (120,735)
                                         ----------------------------------------------------------------------   ---------
TOTAL OTHER INCOME (EXP.)                (13,401,175)    (7,397,996)        (3,770,954)        (2,232,225)         (282,807)
                                         ----------------------------------------------------------------------   ---------

Gain (losses) on sales of int. in R.E.             -              -                  -                       -                 -
                                         ----------------------------------------------------------------------   ---------
Income before Minority Int.                5,983,519      4,202,295            402,371          1,378,853            70,839
                                         ----------------------------------------------------------------------   ---------
Discontinued Operations:
                                         ----------------------------------------------------------------------   ---------
Income from Disposed Real Estate              70,839
                                         ----------------------------------------------------------------------   ---------
Gain (losses) on Disposition of
         Discontinued Operations
                                         ----------------------------------------------------------------------   ---------
TOTAL DISCONTINUED OPERATIONS                 70,839                                                                 70,839
                                         ----------------------------------------------------------------------   ---------
Extraordinary item (Loss on
         early extinguishment of debt)                            -                  -                       -                 -
                                         ----------------------------------------------------------------------   ---------
NET INCOME                               $ 6,054,358   $  4,202,295   69%    $ 402,371    7%   $1,378,853   23%    $ 70,839
                                         ----------------------------------------------------------------------   ---------

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2) Discontinued operations are not included in the total column. The Income before minority interest from discontinued operations is included in the total income row labeled "Income from Disposed Real Estate"

NOTE: Reconciliation to GAAP is on pages 33 to 36.

                                                                                                                            Page 9

Pennsylvania REIT                                                                                          PREIT            PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)                                                        [LOGO OMITTED]    LISTED
                                                                                                                             NY
RETAIL INCOME STATEMENT (1)
QUARTERLY COMPARISON
(Property Status)

                                                                    Q2 03
                                                            (3 months ended 6/30/03)
                                         -----------------------------------------------------------------  ------------------------
                                           Combined                                                         % Change   % Change
                                             TOTAL     Enclosed Mall     Power Center    Strip Center          TOTAL  Enclosed Mall
                                         -----------------------------------------------------------------  ------------------------
R.E. OPERATING REVENUES
Base Rents                               $ 27,434,524  $ 19,354,200      $ 6,525,930      $ 1,554,394          46.7%      75.7%
Straight-Lining of Base Rents                 612,136       424,720          143,651           43,765         171.3%     164.7%
Percentage Rents                              288,141       216,497           69,994            1,650          -7.9%     -19.9%
Lease Termination and Other Income              6,239         6,239                -                -            N/A        N/A
Exp. Recoveries and Other Income           12,495,833    10,868,568        1,234,032          393,233          80.3%      92.4%
                                         -----------------------------------------------------------------  ------------------------
TOTAL  REVENUES                            40,836,873    30,870,224  76%   7,973,607  20%   1,993,042   5%     52.8%      79.4%
                                         -----------------------------------------------------------------  ------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                  10,176,739     9,014,207          820,795          341,737          90.0%     103.4%
Real Estate Taxes                           3,700,646     2,774,771          733,276          192,599          86.7%     131.5%
                                         -----------------------------------------------------------------  ------------------------
Total Operating Expenses                   13,877,385    11,788,978  85%   1,554,071  11%     534,336   4%     89.1%     109.4%
                                         -----------------------------------------------------------------  ------------------------
NET OPERATING INCOME                       26,959,488    19,081,246  71%   6,419,536  24%   1,458,706   5%     39.1%      64.9%
                                         -----------------------------------------------------------------  ------------------------
OTHER INCOME (EXP.)
Interest Expense                          (12,088,601)   (7,935,857)      (4,115,161)         (37,583)         50.5%      73.0%
Depreciation & Amortization                (8,306,203)   (5,965,547)      (1,922,375)        (418,281)         54.7%      91.3%
                                         -----------------------------------------------------------------  ------------------------
TOTAL OTHER INCOME (EXP.)                 (20,394,804)  (13,901,404)      (6,037,536)        (455,864)         52.2%      80.4%
                                         -----------------------------------------------------------------  ------------------------

Gains(losses) on sales of int. in R.E.        (79,800)            -                -          (79,800)           N/A        N/A
                                         -----------------------------------------------------------------  ------------------------
Income before Minority Int.                 6,484,884     5,179,842          382,000          923,042           8.4%      33.9%
                                         -----------------------------------------------------------------  ------------------------
Discontinued Operations:
                                         -----------------------------------------------------------------  ------------------------
Income from Disposed Real Estate                    -                 -            -                -        -100.0%        N/A
                                         -----------------------------------------------------------------  ------------------------
Gain (losses) on Disposition of
         Discontinued Operations                    -                                                            N/A        N/A
                                         -----------------------------------------------------------------  ------------------------
TOTAL DISCONTINUED OPERATIONS                       -                 -            -                -            N/A        N/A
Extraordinary item (Loss on
         early extinguishment of debt)              -                 -            -                -            N/A        N/A
                                         -----------------------------------------------------------------  ------------------------
NET INCOME                               $  6,484,884  $  5,179,842  80% $   382,000   6% $   923,042  14%      7.1%      33.9%
                                         -----------------------------------------------------------------  ------------------------

                                                                                               Q2 02
                                                                                    (3 months ended 6/30/02)
                                       -------------------------- ------------------------------------------------------------------
                                         % Change     % Change      Combined
                                        Power Center Strip Center    TOTAL       Enclosed Mall     Power Center      Strip Center
                                       -------------------------- ------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                   2.2%       19.8%     $ 18,697,625  $ 11,014,558       $ 6,385,159      $ 1,297,908
Straight-Lining of Base Rents              307.8%       45.9%          225,663       160,447            35,227           29,989
Percentage Rents                            78.3%         N/A          312,766       270,264            39,259            3,243
Lease Termination and Other Income            N/A         N/A          557,019       110,769           446,250                -
Exp. Recoveries and Other Income            25.9%       31.0%        6,929,012     5,648,416           980,487          300,109
                                       -------------------------- ------------------------------------------------------------------
TOTAL  REVENUES                              1.1%       22.2%       26,722,085    17,204,454  64%    7,886,382  30%   1,631,249   6%
                                       -------------------------- ------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                   43.5%       -2.7%        5,354,847     4,431,447           572,175          351,225
Real Estate Taxes                           19.8%       12.0%        1,982,544     1,198,659           611,970          171,915
                                       -------------------------- ------------------------------------------------------------------
Total Operating Expenses                    31.2%        2.1%        7,337,391     5,630,106  77%    1,184,145  16%     523,140   7%
                                       -------------------------- ------------------------------------------------------------------
NET OPERATING INCOME                        -4.2%       31.6%       19,384,694    11,574,348  60%    6,702,237  35%   1,108,109   6%
                                       -------------------------- ------------------------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                            20.8%       -2.6%       (8,030,891)   (4,586,657)       (3,405,633)         (38,601)
Depreciation & Amortization                  0.6%       22.6%       (5,370,284)   (3,117,971)       (1,911,148)        (341,165)
                                       -------------------------- ------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                   13.6%       20.0%      (13,401,175)   (7,704,628)       (5,316,781)        (379,766)
                                       -------------------------- ------------------------------------------------------------------

Gains(losses) on sales of int. in R.E.        N/A         N/A                -             -                 -
                                       -------------------------- ------------------------------------------------------------------
Income before Minority Int.                -72.4%       26.7%        5,983,519     3,869,720         1,385,456          728,343
                                       -------------------------- ------------------------------------------------------------------
Discontinued Operations:
                                       -------------------------- ------------------------------------------------------------------
Income from Disposed Real Estate              N/A         N/A           70,839                                           70,839
                                       -------------------------- ------------------------------------------------------------------
Gain (losses) on Disposition of
         Discontinued Operations              N/A         N/A
                                       -------------------------- ------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                 N/A         N/A           70,839             -                     -       70,839
Extraordinary item (Loss on
         early extinguishment of debt)        N/A         N/A                -             -                     -            -
                                       -------------------------- ------------------------------------------------------------------
NET INCOME                                 -72.4%       15.5%     $  6,054,358  $  3,869,720  64%   $ 1,385,456 23% $    799,182 13%
                                       -------------------------- ------------------------------------------------------------------

SAME STORE COMPARISON
---------------------

                                                                Q2 03
                                                        (3 months ended 6/30/03)
                                      --------------------------------------------------------------     -------------------------
                                         Combined                                                        % Change  % Change
                                          TOTAL      Enclosed Mall     Power Center     Strip Center     TOTAL (1) Enclosed Mall
                                      ----------------------------------------------------------------  --------------------------
R.E. OPERATING REVENUES
Base Rents                            $ 11,563,752  $ 3,976,899      $ 6,525,930      $ 1,060,923         2.7%        3.0%
Straight-Lining of Base Rents              175,294       34,875          143,651           (3,232)       37.0%      -38.5%
Percentage Rents                            95,344       25,350           69,994                -         4.1%      -48.4%
Lease Termination                                -            -                -                -          N/A         N/A
Exp. Recoveries and Other Income         3,401,468    1,866,251        1,234,032          301,185         7.2%       -3.3%
                                      ----------------------------------------------------------------  --------------------------
TOTAL  REVENUES                         15,235,858    5,903,375  39%   7,973,607  52%   1,358,876   9%    0.8%       -0.2%
                                      ----------------------------------------------------------------  --------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                2,677,015    1,624,346          820,795          231,874        13.0%        7.6%
Real Estate Taxes                        1,235,909      371,721          733,276          130,912         8.2%       -8.9%
                                      ----------------------------------------------------------------  --------------------------
Total Operating Expenses                 3,912,924    1,996,067  51%   1,554,071  40%     362,786   9%   11.4%        4.1%
                                      ----------------------------------------------------------------  --------------------------
NET OPERATING INCOME                    11,322,934    3,907,308  35%   6,419,536  57%     996,090   9%   -2.4%       -2.3%
                                      ----------------------------------------------------------------  --------------------------
OTHER INCOME (EXP.)
Interest Expense                        (5,205,220)  (1,106,264)      (4,061,373)         (37,583)       21.5%       31.9%
Depreciation & Amortization             (3,190,162)  (1,005,849)      (1,922,375)        (261,938)        2.4%        6.0%
                                      ----------------------------------------------------------------  --------------------------
TOTAL OTHER INCOME (EXP.)               (8,395,382)  (2,112,113)      (5,983,748)        (299,521)       13.5%       18.1%
                                      ----------------------------------------------------------------  --------------------------

Gain (losses) on sales of int. in R.E            -                             -                -
Income before Minority Int.              2,927,552    1,795,195          435,788          696,569       -30.3%      -18.8%
                                      ----------------------------------------------------------------  --------------------------
Extraordinary item (Loss on
         early extinguishment of debt)           -                -            -                -
                                      ----------------------------------------------------------------  --------------------------
NET INCOME                            $  2,927,552  $ 1,795,195  61% $   435,788  15% $   696,569  24%  -30.3%      -18.8%
                                      ----------------------------------------------------------------  --------------------------

                                                                                              Q2 02
                                                                                 (3 months ended 6/30/02)
                                      ---------------------------------------------------------------------------------------------
                                        % Change     % Change     Combined
                                      Power Center Strip Center     TOTAL     Enclosed Mall        Power Center     Strip Center
                                      ------------------------- -------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                2.2%           5.3%   $ 11,255,456   $ 3,862,344       $ 6,385,159       $ 1,007,953
Straight-Lining of Base Rents           307.8%        -109.0%        127,930        56,701            35,227            36,002
Percentage Rents                         78.3%            N/A         91,584        49,082            39,259             3,243
Lease Termination                          N/A            N/A        463,531        17,281           446,250                 -
Exp. Recoveries and Other Income         25.9%          15.1%      3,172,971     1,930,882           980,487           261,602
                                      ------------------------- -------------------------------------------------------------------
TOTAL  REVENUES                           1.1%           3.8%     15,111,472     5,916,290  39%    7,886,382  52%    1,308,800   9%
                                      ------------------------- -------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                43.5%         -19.2%      2,368,960     1,509,813           572,175           286,972
Real Estate Taxes                        19.8%           7.2%      1,142,221       408,126           611,970           122,125
                                      ------------------------- -------------------------------------------------------------------
Total Operating Expenses                 31.2%         -11.3%      3,511,181     1,917,939  55%    1,184,145  34%      409,097  12%
                                      ------------------------- -------------------------------------------------------------------
NET OPERATING INCOME                     -4.2%          10.7%     11,600,291     3,998,351  34%    6,702,237  58%      899,703   8%
                                      ------------------------- -------------------------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                         19.3%          -2.6%     (4,282,757)     (838,523)       (3,405,633)          (38,601)
Depreciation & Amortization               0.6%           2.8%     (3,115,239)     (949,330)       (1,911,148)         (254,761)
                                      ------------------------- -------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                12.5%           2.1%     (7,397,996)   (1,787,853)       (5,316,781)         (293,362)
                                      ------------------------- -------------------------------------------------------------------

Gain (losses) on sales of int. in R.E                                      -             -                 -                 -
Income before Minority Int.             -68.5%          14.9%      4,202,295     2,210,498         1,385,456           606,341
                                      ------------------------- -------------------------------------------------------------------
Extraordinary item (Loss on
         early extinguishment of debt)                                                   -                 -                 -
                                      ------------------------- -------------------------------------------------------------------
NET INCOME                              -68.5%          14.9%   $  4,202,295   $ 2,210,498  53%  $ 1,385,456  33%  $   606,341  14%
                                      ------------------------- -------------------------------------------------------------------

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

NOTE: Reconciliation to GAAP is on pages 33 to 36.
                                                                                                                            Page 10

Pennsylvania REIT                                                                                     PREIT            PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)                                                   [LOGO OMITTED]    LISTED
                                                                                                                        NY
MULTIFAMILY INCOME STATEMENT (1)
QUARTERLY COMPARISON
(Property Status)

                                                                  Q2 03
                                                          (3 months ended 6/30/03)
                                       ---------------------------------------------------------   --------------------------------
                                                                                                   % Change   % Change    % Change
                                       Combined TOTAL         Wholly Owned             JVs           TOTAL        WO         JVs
                                       ---------------------------------------------------------   --------------------------------
REAL ESTATE REVENUES
Rents                                  $  11,295,625      $  10,511,959          $  783,666           N/A         N/A         N/A
     Less Vacancies & Concessions         (1,097,990)        (1,035,004)            (62,986)          N/A         N/A         N/A
Lease Termination                             62,214             62,214                   -           N/A         N/A         N/A
Other Revenues                               380,985            357,256              23,729           N/A         N/A         N/A
                                       ---------------------------------------------------------   --------------------------------
TOTAL  REVENUES                           10,640,834          9,896,425   93%       744,409   7%      N/A         N/A         N/A
                                       ---------------------------------------------------------   --------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                  4,279,586          4,005,337             274,249           N/A         N/A         N/A
Real Estate Taxes                            983,776            923,139              60,637           N/A         N/A         N/A
                                       ---------------------------------------------------------   --------------------------------
TOTAL OPERATING EXPENSES                   5,263,362          4,928,476   94%       334,886   6%      N/A         N/A         N/A
                                       ---------------------------------------------------------   --------------------------------
NET OPERATING INCOME                       5,377,472          4,967,949   92%       409,523   8%      N/A         N/A         N/A
                                       ---------------------------------------------------------   --------------------------------
OTHER INCOME (EXPENSE)
Interest Expense                          (1,886,514)        (1,740,728)           (145,786)          N/A         N/A         N/A
Depreciation & Amortization                        -                  -                   -           N/A         N/A         N/A
                                       ---------------------------------------------------------   --------------------------------
TOTAL OTHER INCOME (EXPENSE)              (1,886,514)        (1,740,728)           (145,786)          N/A         N/A         N/A
                                       ---------------------------------------------------------   --------------------------------
Gains(losses) on sales of Real Estate    154,602,408        150,200,805           4,401,603           N/A         N/A         N/A
                                       ---------------------------------------------------------   --------------------------------
Extraordinary item (Loss on
           early ext. of debt)                     -                  -                   -
                                       ---------------------------------------------------------   --------------------------------
NET INCOME                             $ 158,093,366      $ 153,428,026   97%   $ 4,665,340   3%      N/A         N/A         N/A
                                       ---------------------------------------------------------   --------------------------------

                                                              Q2 02
                                                    (3 months ended 6/30/02)
                                       -------------------------------------------------------

                                       Combined TOTAL     Wholly Owned            JVs
                                       -------------------------------------------------------
REAL ESTATE REVENUES
Rents                                   $14,772,223      $13,036,949         $ 1,735,274
     Less Vacancies & Concessions        (1,339,262)      (1,202,017)           (137,245)
Lease Termination                            69,797           69,797                   -
Other Revenues                              650,034          555,598              94,436
                                       -------------------------------------------------------
TOTAL  REVENUES                          14,152,792       12,460,327   88%     1,692,465   12%
                                       -------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                 4,605,977        4,058,936             547,041
Real Estate Taxes                         1,246,292        1,102,258             144,034
                                       -------------------------------------------------------
TOTAL OPERATING EXPENSES                  5,852,269        5,161,194   88%       691,075   12%
                                       -------------------------------------------------------
NET OPERATING INCOME                      8,300,523        7,299,133   88%     1,001,390   12%
                                       -------------------------------------------------------
OTHER INCOME (EXPENSE)
Interest Expense                         (3,550,577)      (3,120,037)           (430,540)
Depreciation & Amortization              (2,297,580)      (2,066,346)           (231,234)
                                       -------------------------------------------------------
TOTAL OTHER INCOME (EXPENSE)             (5,848,157)      (5,186,383)           (661,774)
                                       -------------------------------------------------------
Gains(losses) on sales of Real Estate             -                -                   -
                                       -------------------------------------------------------
Extraordinary item (Loss on
           early ext. of debt)                    -                -                   -
                                       -------------------------------------------------------
NET INCOME                              $ 2,452,366      $ 2,112,750   86%     $ 339,616   14%
                                       -------------------------------------------------------

NOTE: Reconciliation to GAAP is on pages 33 to 36.

                                                                                                                            Page 11

Pennsylvania REIT                                        PREIT         PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)    [LOGO OMITTED]   LISTED
                                                                       NYSE

                                                                  ----------------------------------------------------
FUNDS FROM OPERATIONS (1)                                          Q2:6/30/03           % Change            Q2:6/30/02
                                                                   ----------           --------            ----------
Net Income                                                        $144,637,741           3156.4%            $4,441,628
Minority Interest in operating partnership-operations                  823,758            168.6%               306,655
Minority Interest in operating partnership-discontinued op.         15,649,831              N/A                191,297

(Gain) loss on sales of interests in real estate                    (4,321,803)             N/A                      -
                                                                  (150,200,805)             N/A                      -
Depreciation & amortization: (2)
       Wholly owned and consolidated partnerships                    6,929,165            116.4%             3,201,763

        Unconsolidated partnerships and joint ventures               1,324,953            -43.6%             2,347,670
        Discontinued operations                                              -              N/A              2,187,081
Excess purchase price over net assets acquired
Financing prepayment fee
                                                                  ------------           ------            -----------
FFO                                                                $14,842,840             17.1%           $12,676,094
                                                                  ------------           ------            -----------
Weighted Average Shares and O.P. Units Outstanding                  18,614,284              3.3%            18,024,071
                                                                  ------------           ------            -----------
Net Income per Share                                                     $8.70           3078.0%                 $0.27
                                                                  ------------           ------            -----------
FFO per Share                                                            $0.80             13.4%                 $0.70
                                                                  ------------           ------            -----------

FUNDS AVAILABLE FOR DISTRIBUTION
FFO                                                                $14,842,840             17.1%           $12,676,094
Adjustments:
Straight-lining of base rents                                         (612,136)           168.6%              (227,941)
Recurring capital expenditures                                        (761,533)           -13.6%              (881,762)
Amortization of debt premium                                        (1,117,767)             N/A                      -
                                                                  ------------           ------            -----------
FAD                                                                $12,351,404              6.8%           $11,566,391
                                                                  ------------           ------            -----------
Weighted Average Shares and O.P. Units Outstanding                  18,614,284              3.3%            18,024,071
                                                                  ------------           ------            -----------
FAD per Share                                                            $0.66              3.4%                 $0.64
                                                                  ------------           ------            -----------
PAYOUT RATIOS
Dividend per Share                                                       $0.51              0.0%                 $0.51
                                                                  ------------           ------            -----------
Payout Ratio of Net Income                                               5.86%           -180.3%               186.19%
                                                                  ============           ======            ===========
Payout Ratio of FFO                                                     63.96%             -8.6%                72.52%
                                                                  ============           ======            ===========
Payout Ratio of FAD                                                     76.86%             -2.6%                79.47%
                                                                  ------------           ------            -----------
                                                                  ----------------------------------------------------

(1) Certain prior period amounts have been reclassified to conform with the current period presentation.

(2) Excludes depreciation of non-real estate assets and amortization of deferred financing costs. These amounts were previously included in the depreciation amounts and deducted in a separate line.

Pennsylvania REIT                                        PREIT         PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)    [LOGO OMITTED]   LISTED
                                                                       NYSE

KEY RATIOS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Q2: 6/30/2003       Q2: 6/30/2002
                                                                                                -------------       -------------
Coverage Ratio
                   Interest Coverage Ratio (EBITDA/Interest Expense)                                 2.07                2.08
------------------------------------------------------------------------------------------------------------------------------------
Leverage Ratios(1)
                   Debt / Total Market Capitalization                                               59.7%               55.3%
------------------------------------------------------------------------------------------------------------------------------------
Operating Ratios
                   NOI/Real Estate Revenues                                                         62.9%               67.8%
------------------------------------------------------------------------------------------------------------------------------------
Return on Investment Ratios(1)
                   FFO/Equity Market Capitalization                                                  2.6%                2.6%
                   FFO multiple (Closing share price / Annualized FFO per share for quarter)         9.39                9.64
                   NOI/Total Market Capitalization                                                   2.3%                2.5%
                   NOI/Investment in Real Estate                                                     2.6%                3.0%
------------------------------------------------------------------------------------------------------------------------------------
Payout Ratios
                   FFO Payout Ratio (Dividend/FFO) per Share                                        64.0%               72.5%
                   FAD Payout Ratio (Dividend/FAD) per Share                                        76.9%               79.5%
------------------------------------------------------------------------------------------------------------------------------------

(1) Calculations based on closing stock price at the end of the quarter.

(2) Calculations were adjusted for discontinued operations.

The calculation of these ratios includes wholly owned properties, PREIT's proportional share of joint venture properties and properties classified as held for sale.

NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT                                        PREIT         PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)    [LOGO OMITTED]   LISTED
                                                                       NYSE

DEBT SCHEDULE of WHOLLY OWNED PROPERTIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PREIT's
                                                                                                                    Share of O/S
                                                                                                                      Mortgage
                                        PREIT's      Total           PREIT's          PREIT's           PREIT's       Debt and
                                       Ownership  Investment to   Investment to     Accumulated      Depreciation   Construction
Property Name                           Interest      Date           Date(1)        Depreciation         Costs          Loans
-------------                           --------      ----           -------        ------------         -----          -----
Retail Properties
Beaver Valley Mall                        100%   $   57,211,492   $   57,211,492    $  1,923,962    $   55,287,530   $ 47,527,460
Cherry Hill Mall (2) (3)                   73%      203,720,555      188,579,555         676,912       187,902,643     81,432,170
                                                                                                                       60,269,858
Christiana Power I                        100%       35,077,062       35,077,062       3,994,394        31,082,668              -
Creekview                                 100%       18,876,353       18,876,353       1,464,365        17,411,988              -
Crest Plaza Shopping Center               100%       12,810,756       12,810,756         875,397        11,935,359              -
Dartmouth Mall                            100%       49,986,337       49,986,337       8,081,901        41,904,436     70,000,000
Echelon Mall                              100%       14,174,470       14,174,470          23,624        14,150,846              -
Exton Square Mall                         100%      144,461,835      144,461,835         481,497       143,980,338    107,997,941
Festival at Exton                         100%       18,983,896       18,983,896       1,929,753        17,054,143              -
Gallery at Market East                    100%       47,766,994       47,766,994         198,988        47,568,006              -
The Commons at Magnolia                   100%        9,873,257        9,873,257         706,594         9,166,663              -
Magnolia Mall                             100%       56,228,498       56,228,498       6,738,036        49,490,462     21,239,760
Moorestown Mall                           100%       70,057,334       70,057,334         232,729        69,824,605     64,250,000
Northeast Tower Center                    100%       29,404,958       29,404,958       2,333,956        27,071,002              -
Northeast Tower Center-Home Depot         100%       13,578,891       13,578,891       1,154,206        12,424,685     12,500,000
Paxton Towne Centre                       100%       52,853,957       52,853,957       3,547,177        49,306,780              -
Plymouth Meeting Mall                     100%       58,180,357       58,180,357          96,967        58,083,390              -
Prince Georges Plaza                      100%       77,822,374       77,822,374       9,391,162        68,431,212     44,371,370
South Blanding Village                    100%        9,497,650        9,497,650       3,084,738         6,412,912              -
------------------------------------------------------------------------------------------------------------------------------------
Sub-Total Retail Properties                      $  980,567,026   $  965,426,026    $ 46,936,358    $  918,489,668   $509,588,559
------------------------------------------------------------------------------------------------------------------------------------
Multifamily Properties
Emerald Point                             100%       34,785,321       34,785,321       8,883,228        25,902,093     14,951,180
Regency Lakeside Apartments               100%       31,677,380       31,677,380       8,694,936        22,982,444     18,936,937
------------------------------------------------------------------------------------------------------------------------------------
Sub-Total Multifamily Properties                 $   66,462,701   $   66,462,701    $ 17,578,164    $   48,884,537   $ 33,888,117
------------------------------------------------------------------------------------------------------------------------------------
Industrial and Land Properties
ARA Services, Allentown, PA               100%   $       84,610   $       84,610    $     81,362    $        3,248   $          -
ARA Services, Pennsauken, NJ              100%          210,473          210,473         167,319            43,154              -
Interstate Container Corporation          100%        1,802,271        1,802,271       1,457,598           344,673              -
Sears Roebuck & Co.                       100%          406,857          406,857         345,164            61,693              -
------------------------------------------------------------------------------------------------------------------------------------
Sub-Total Industrial and Land Properties         $    2,504,211   $    2,504,211    $  2,051,443    $      452,768   $          -
------------------------------------------------------------------------------------------------------------------------------------
Properties Under Construction/Development
Other Development  (4)                    100%                                                                                  -
------------------------------------------------------------------------------------------------------------------------------------
Sub-Total Properties Under Development           $            -   $            -    $          -    $            -   $          -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL for WHOLLY OWNED PROPERTIES                $1,049,533,938   $1,034,392,938    $ 66,565,965    $  967,826,973   $543,476,676
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL for PARTNERSHIPS and JOINT VENTURES        $  479,550,662   $  205,006,909    $ 43,479,796    $  161,527,113   $155,488,042
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL for WHOLLY OWNED and JV PROPERTIES         $1,529,084,600   $1,239,399,847    $110,045,761    $1,129,354,086   $698,964,718
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Acquisition
                                                              Term
                                                             Loan &       Current
                                         PREIT's Share of   Unsecured     Mortgage      Annual        Mortgage
                                          Bank Loan Debt      Line        Interest     Mortgage      Balance at     Date
Property Name                               Outstanding     of Credit       Rate     Debt Service     Maturity    Maturity    Notes
-------------                               -----------     ---------       ----     ------------     --------    --------    -----
Retail Properties
Beaver Valley Mall                         $          -    $         -      7.36%     $ 3,972,402    $ 42,265,601   2012
Cherry Hill Mall (2) (3)                              -              -     10.60%       9,132,792      70,237,549   2005
                                                      -              -      5.00%       3,889,582      58,148,407   2005
Christiana Power I                                    -              -      0.00%               -               -
Creekview                                    10,086,118              -      0.00%               -               -
Crest Plaza Shopping Center                   4,850,608              -      0.00%               -               -
Dartmouth Mall                                        -              -      4.95%       4,483,668      57,594,279   2013
Echelon Mall                                          -              -      0.00%
Exton Square Mall                                     -              -      6.95%       8,102,242      93,034,212   2008
Festival at Exton                                     -              -      0.00%               -               -
Gallery at Market East                                -     10,249,935      0.00%                                        Acquisition
                                                                                                                          term loan
The Commons at Magnolia                               -              -      0.00%               -               -
Magnolia Mall                                 6,208,921              -      8.20%       2,597,726      17,782,882   2007
Moorestown Mall                                       -              -      4.95%       4,115,367      52,863,321   2013
Northeast Tower Center                        6,785,440              -      0.00%               -               -
Northeast Tower Center-Home Depot                     -              -      7.40%         925,000      12,500,000   2005
Paxton Towne Centre                          51,224,500              -      0.00%               -               -
Plymouth Meeting Mall                                 -     10,000,000      0.00%                                         Unsecured
                                                                                                                           line of
                                                                                                                            credit
Prince Georges Plaza                          1,872,091              -      8.70%       4,134,937      39,986,536   2007
South Blanding Village                                -              -      0.00%               -               -
------------------------------------------------------------------------------------------------------------------------------------
Sub-Total Retail Properties                $ 81,027,678    $20,249,935      7.03%     $41,353,716    $444,412,787
------------------------------------------------------------------------------------------------------------------------------------
Multifamily Properties
Emerald Point                                         -              -      6.79%       1,424,571      12,328,907   2008
Regency Lakeside Apartments                           -              -      7.56%       1,730,185      17,712,589   2007
------------------------------------------------------------------------------------------------------------------------------------
Sub-Total Multifamily Properties           $          -    $         -      7.22%     $ 3,154,756    $ 30,041,496
------------------------------------------------------------------------------------------------------------------------------------
Industrial and Land Properties
ARA Services, Allentown, PA                $          -    $         -      0.00%     $         -    $          -
ARA Services, Pennsauken, NJ                          -              -      0.00%               -               -
Interstate Container Corporation                      -              -      0.00%               -               -
Sears Roebuck & Co.                                   -              -      0.00%               -               -
------------------------------------------------------------------------------------------------------------------------------------
Sub-Total Industrial and Land Properties   $          -    $         -      0.00%     $         -    $          -
------------------------------------------------------------------------------------------------------------------------------------
Properties Under Construction/Development
Other Development  (4)                       11,479,088              -      0.00%               -               -        Development
------------------------------------------------------------------------------------------------------------------------------------
Sub-Total Properties Under Development     $ 11,479,088    $         -      0.00%     $         -    $          -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL for WHOLLY OWNED PROPERTIES          $ 92,506,766    $20,249,935      7.04%     $44,508,472    $474,454,283
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL for PARTNERSHIPS and JOINT VENTURES  $ 25,393,234    $         -      7.71%     $14,796,432    $138,186,633
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE                                  $          -    $         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL for WHOLLY OWNED and JV PROPERTIES   $117,900,000    $20,249,935      7.19%     $59,304,904    $612,640,916
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes development and CIP costs.

(2) PREIT acquired a 73% partnership interest in New Castle Associates. New Castle Associates, which acquired Cherry Hill Mall in a transaction that immediately preceded the Company's acquisition of the New Castle associates partnership interest, is consolidated for accounting purposes.

(3) PREIT's Investment to date is net of an allocation of the purchase price to the value of in-place leases, a market value assessment of the in-place leases, a deferral of a portion of the purchase price related to the 27% minority interest and includes improvements to the asset since the purchase.

(4) Development costs are included in the balance sheet under other assets.

NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT                                        PREIT         PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)    [LOGO OMITTED]   LISTED
                                                                       NYSE

DEBT SCHEDULE of PARTNERSHIPS AND JOINT VENTURES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PREIT's
                                                                                                                    Share of O/S
                                                                                                                      Mortgage
                                        PREIT's      Total           PREIT's          PREIT's           PREIT's       Debt and
                                       Ownership  Investment to   Investment to     Accumulated      Depreciation   Construction
Property Name                           Interest      Date           Date(1)        Depreciation         Costs          Loans
-------------                           --------      ----           -------        ------------         -----          -----
Retail Properties
Court at Oxford Valley                   50%     $ 55,616,098     $ 27,808,049      $ 3,975,662     $ 23,832,387     $ 22,105,726
Metroplex Shopping Center (Blue Route)   50%       82,091,872       41,045,936        3,031,386       38,014,550       32,285,560
Laurel Mall                              40%       31,371,983       12,548,793        4,463,848        8,084,945        8,623,372
Lehigh Valley Mall                       50%       29,320,828       14,660,414        9,302,929        5,357,485       23,975,390
Palmer Park Mall                         50%       28,268,580       14,134,290        5,408,609        8,725,681        9,211,783
Red Rose Commons                         50%       20,395,442       10,197,721        1,230,441        8,967,280       13,891,057
Rio Mall                                 60%        8,219,542        4,931,725        2,262,147        2,669,578                -
Springfield Park I&II                    50%       13,215,326        6,607,663          524,596        6,083,067        1,878,161
Whitehall Mall                           50%       29,358,608       14,679,304        5,262,042        9,417,262        7,152,225
Willow Grove Park                        30%      169,796,780       50,939,034        4,216,855       46,722,179       32,917,345
------------------------------------------------------------------------------------------------------------------------------------
Sub-Total Retail Properties                      $467,655,058     $197,552,929      $39,678,515     $157,874,414     $152,040,619
------------------------------------------------------------------------------------------------------------------------------------
Multifamily Properties
Fox Run Apartments, PA                   50%        5,754,532        2,877,266        2,041,909          835,357        2,666,029
Will-O-Hill                              50%        6,141,072        3,070,536        1,759,372        1,311,164          781,394
------------------------------------------------------------------------------------------------------------------------------------
Sub-Total Multifamily Properties                 $ 11,895,604     $  5,947,802      $ 3,801,281     $  2,146,521     $  3,447,423
------------------------------------------------------------------------------------------------------------------------------------
Construction in Progress/Development
Pavilion at Market East                  50%              N/A     $  1,506,178                -     $  1,506,178                -
------------------------------------------------------------------------------------------------------------------------------------
Sub-Total Properties Under Development           $          -     $  1,506,178      $         -     $  1,506,178     $          -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL for PARTNERSHIPS and JOINT
  VENTURES                                       $479,550,662     $205,006,909      $43,479,796     $161,527,113     $155,488,042
------------------------------------------------------------------------------------------------------------------------------------

DEBT SCHEDULE of PARTNERSHIPS AND JOINT VENTURES
------------------------------------------------------------------------------------------------------------------------------------
                                            PREIT's      Current
                                         Share of Bank   Mortgage      Annual          Mortgage
                                           Loan Debt     Interest     Mortgage        Balance at    Date of
Property Name                             Outstanding      Rate     Debt Service       Maturity     Maturity         Notes
-------------                             -----------      ----     ------------       --------     --------         -----
Retail Properties
Court at Oxford Valley                   $         -       8.02%     $ 2,319,426     $ 15,966,965     2011
Metroplex Shopping Center (Blue Route)     7,564,116       7.25%       2,680,953       28,784,676     2011
Laurel Mall                                        -       7.63%       1,080,781        8,832,000     2003
Lehigh Valley Mall                                 -       7.90%       2,479,260       21,750,440     2006
Palmer Park Mall                                   -       6.77%         830,610        7,837,197     2009
Red Rose Commons                                   -       7.66%       1,220,048       12,425,422     2009
Rio Mall                                           -       0.00%               -                -
Springfield Park I&II                              -       7.79%         202,561        1,411,804     2010
Whitehall Mall                                     -       6.77%         641,436        6,128,937     2008
Willow Grove Park                         16,322,941       8.39%       3,014,080       32,192,318     2006
------------------------------------------------------------------------------------------------------------------------------------
Sub-Total Retail Properties              $23,887,057       7.73%     $14,469,155     $135,329,759
------------------------------------------------------------------------------------------------------------------------------------
Multifamily Properties
Fox Run Apartments, PA                             -       6.95%         222,414        2,404,521     2009
Will-O-Hill                                        -       6.55%         104,863          452,353     2008
------------------------------------------------------------------------------------------------------------------------------------
Sub-Total Multifamily Properties         $         -       6.86%     $   327,277      $ 2,856,874
------------------------------------------------------------------------------------------------------------------------------------
Construction in Progress/Development
Pavilion at Market East                  $ 1,506,177       0.00%               -                -          Construction in Progress
------------------------------------------------------------------------------------------------------------------------------------
Sub-Total Properties Under Development   $ 1,506,177          -      $         -      $         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL for PARTNERSHIPS and JOINT
  VENTURES                               $25,393,234       7.71%     $14,796,432     $138,186,633
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes development and CIP costs.

NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT
                                                             PREIT     PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)            [LOGO]   LISTED
                                                           [OMITTED]   NYSE
DEBT ANALYSIS

Outstanding Debt
                                                                     % of Total                       % of Total
                                                      Fixed Rate    Indebtedness     Floating Rate   Indebtedness
                                                    -------------   ------------     -------------   ------------
Wholly Owned
Mortgage Notes Payable                              $ 543,476,676       64.9%        $           -        0.0%
Revolving Line of Credit                                        -        0.0%           92,506,766       11.1%
Acquisition Term Loan & Unsecured Line of Credit                         0.0%           20,249,935        2.4%
                                                    -------------                    -------------
                 SUB-TOTAL                            543,476,676       64.9%          112,756,701       13.5%
Partnerships and Joint Ventures (at PREIT's share)
Mortgage Notes Payable                                155,488,042       18.6%                    -        0.0%
Revolving Line of Credit                                        -        0.0%           25,393,234        3.0%
Construction loans payable                                      -        0.0%                    -        0.0%
                                                    -------------                    -------------
                 SUB-TOTAL                            155,488,042       18.6%           25,393,234        3.0%
Corporate
Revolving Line of Credit                                        -        0.0%                    -        0.0%
                                                    -------------                    -------------
                 SUB-TOTAL                                      -        0.0%                    -        0.0%
TOTAL OUTSTANDING DEBT                                698,964,718                      138,149,935
SWAP                                                   75,000,000                      (75,000,000)
                                                    -------------                    -------------
TOTAL DEBT AFTER HEDGE                              $ 773,964,718       92.5%        $  63,149,935        7.5%

[RESTUBBED]

                                                                      % of Total
                                                          Total      Indebtedness
                                                     -------------   ------------
Wholly Owned
Mortgage Notes Payable                               $ 543,476,676       64.9%                  OUTSTANDING PRINCIPAL BALANCE
Revolving Line of Credit                                92,506,766       11.1%
Acquisition Term Loan & Unsecured Line of Credit        20,249,935        2.4%
                                                     -------------
                 SUB-TOTAL                             656,233,377       78.4%                        [GRAPHIC OMITTED]

Partnerships and Joint Ventures (at PREIT's share)
Mortgage Notes Payable                                 155,488,042       18.6%
Revolving Line of Credit                                25,393,234        3.0%
Construction loans payable                                       -        0.0%                   Fixed Rate Debt = 92%
                                                     -------------
                 SUB-TOTAL                             180,881,276       21.6%                   Floating Rate Debt - 8%
Corporate
Revolving Line of Credit                                         -        0.0%
                                                     -------------
                 SUB-TOTAL                                       -        0.0%
TOTAL OUTSTANDING DEBT                                 837,114,653
SWAP                                                            -
                                                     -------------
TOTAL DEBT AFTER HEDGE                               $ 837,114,653      100.0%

Weighted Average Interest Rates

                                                                                 Weighted
                                                                                  Average
                                                      Principal Balance        Interest Rate
                                                      -----------------        -------------
                 Fixed Rate Debt                         $ 773,964,718             7.07%
                 Floating Rate Debt                         63,149,935             3.55%
                                                         -------------             ----
                 TOTAL                                   $ 837,114,653             6.81%


Interest Rate Hedging Instruments
                                             Expiration                           Fixed Rate in  Floating Rate in
       Nominal Amount   Interest Rate Limit     Date              Nominal Amount    Agreement       Agreement       Expiration Date
       --------------   -------------------  ----------           --------------  -------------  ----------------   ---------------
CAP          None
                                                         SWAP      $ 20,000,000      6.0175%       30-day LIBOR      December, 2003
                                                         SWAP      $ 55,000,000      5.9960%       30-day LIBOR      December, 2003


Mortgage/Construction Maturity Schedule (1) (2)

                                                                              Cumulative %
                                                                               of Debt
            Year             Maturities           % of Debt Expiring           Expiring
            ----           --------------         ------------------          ------------
            2003               8,832,000                  1.4%                    1.4%
            2004                       -                  0.0%                    1.4%
            2005             140,885,956                 23.0%                   24.4%
            2006              53,942,758                  8.8%                   33.2%
            2007              75,482,007                 12.3%                   45.6%
            2008             111,944,409                 18.3%                   63.8%
            2009              22,667,140                  3.7%                   67.5%
            2010               1,411,804                  0.2%                   67.8%
            2011              44,751,641                  7.3%                   75.1%
            2012              42,265,601                  6.9%                   82.0%
      Thereafter             110,457,600                 18.0%                  100.0%
                           -------------                -----
                           $ 612,640,916                100.0%

(1) Does not include scheduled amortization

(2) The weighted average period to mortgage maturity is 5.3 years.

NOTE: Reconciliation to GAAP is on pages 33 to 36.


Average Debt Balance

                                                                 Mortgage Debt                     Acquisition Term
                                                                & Construction   Line of Credit &  Loan & Unsecured
                                                                     Loans          Bank Loans      Line of Credit      TOTAL
                                                                --------------   ----------------  ----------------  -------------
Beginning Balance                                     3/31/2003   $478,217,601    $ 146,900,000      $          -    $ 625,117,692
Pay down line of credit                               4/18/2003                      (2,000,000)                        (2,000,000)
Acquisition term loan                                 4/28/2003                                       175,000,000      175,000,000
Acquisition (Cherry Hill Mall and Exton Square Mall)  4/28/2003    251,039,996                                         251,039,996
Refinancing (Dartmouth Mall and Moorestown Mall)      5/16/2003    134,250,000                                         134,250,000
Pay down (Proceeds from refinancing)                  5/16/2003                     (41,000,000)                       (41,000,000)
Pay down (Multifamily Joint Ventures properties)       6/2/2003     (9,874,637)                                         (9,874,637)
Pay down (Multifamily wholly-owned properties)         6/2/2003   (151,503,206)                                       (151,503,206)
Pay down acquisition loan (sale of 13 multifamily)     6/2/2003                                      (160,774,107)    (160,774,107)
Acquisition (Plymouth Meeting Mall and Echelon Mall)   6/4/2003                      14,000,000                         14,000,000
Pay down (Multifamily)                                6/16/2003                                        (3,975,958)      (3,975,958)
PREIT-Acquisition (Plymouth Meeting Mall)             6/17/2003                                        10,000,000       10,000,000
Debt Amortization                                     6/30/2003     (3,165,036)                                         (3,165,036)
                                                                  ------------    -------------      ------------    -------------

Ending Balance                                        6/30/2003   $698,964,718    $ 117,900,000      $ 20,249,935    $ 837,114,653

Weighted Average Balance                                           668,747,163    $ 129,020,879      $ 72,501,776    $ 870,269,818

Pennsylvania REIT
                                                           PREIT     PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)          [LOGO]   LISTED
                                                         [OMITTED]   NYSE
DEBT RATIOS(1)

                                                                                       -------------------------------------------
                                                                                           6/30/2003                 6/30/2002
----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities to Gross Asset Value
                  Ratio of Total Liabilities(2) to Gross Asset Value(3)
                    less than or equal to 70.0%.
                  Total Liabilities                                                      $   869,295,566          $   639,124,443
                  Gross Asset Value                                                      $ 1,451,596,076          $ 1,141,187,214
                  Ratio                                                                           59.89%                   56.01%
----------------------------------------------------------------------------------------------------------------------------------
Borrowing Base
                  Ratio of Outstanding Line of Credit(4) to Borrowing
                    Base Value(5) shall be less than or equal to 70%.
                  Outstanding Line of Credit (includes letters of credit)                $   118,573,671          $   119,673,671
                  Borrowing Base Value                                                   $   171,710,000          $   220,160,000
                  Ratio                                                                           69.05%                   54.36%
----------------------------------------------------------------------------------------------------------------------------------
EBITDA to Interest Expense
                  Ratio of EBITDA(6) to Interest Expense(7) greater
                    than or equal to 1.75 to 1.00.
                  EBITDA                                                                 $   100,609,636          $    87,241,509
                  Interest Expense                                                       $    47,479,403          $    39,831,261
                  Ratio                                                                             2.12                     2.19
----------------------------------------------------------------------------------------------------------------------------------
Adjusted EBITDA to Debt Service
                  Ratio of Adjusted EBITDA(8) to Debt Service(9) greater
                    than or equal to 1.55 to 1.00.
                  Adjusted EBITDA                                                        $    98,839,001          $    84,866,302
                  Debt Service                                                           $    54,788,643          $    46,926,911
                  Ratio                                                                             1.80                     1.81
----------------------------------------------------------------------------------------------------------------------------------

(1)  Debt ratios are based on loan covenants included in the Trust's Line of Credit facility, led by Wells Fargo Bank National
     Association, which was effective as of December 29, 2000 and the second amendment to credit agreement effective as of April 28,
     2003.

(2)  Total Liabilities defined as: Total PREIT consolidated GAAP liabilities plus certain letters of credit and other off balance sheet liabilities.

(3)  Gross Asset Value defined as: The sum of (i) Wholly Owned and Joint Venture Consolidated Property NOI for the previous rolling four quarter period, capitalized at 9.25%, (ii.) cash and cash equivalents (iii) and all accounts receivable net of reserves
     (iv) CIP (Construction-In-Progress) and land held for development at cost.

(4)  Outstanding Line of Credit includes all letters of credit secured by the line of credit.

(5)  Borrowing Base Value defined as: The lesser of (i) aggregate appraised value of all Borrowing Base Properties and (ii) the aggregate sum of the Permanent Loan Estimates of all Borrowing Base Properties. Permanent Loan Estimate for a given property is defined as the NOI for the previous rolling four quarters divided by the product of (i) 1.3 and (ii) the percent of a principal amount of a loan required to be paid each year in order to repay the principal amount of such loan in full based on a 25 years amortization, utilizing a rate of interest equal to the greater of (x) the rate of 10-year Treasury Constant maturities plus
     2.0% or (y) 8.50%, in equal monthly installments of principal and interest.

(6)  EBITDA defined as: rolling four quarters of net earnings (loss) of the Trust before minority interests and distributions to holders of Preferred Stock, plus the sum of (I) depreciation and amortization expense and other non-cash charges, plus (ii)
     interest expense, plus (iii) all provisions for income taxes, minus (plus) (iv) extraordinary gains (losses), plus (v) the greater of (a) ownership share or (b) recourse share of EBITDA of unconsolidated affiliates.

(7)  Interest Expense defined as: all paid, accrued or capitalized interest expense excluding capitalized interest funded from construction loans.

(8)  Adjusted EBITDA defined as: EBITDA minus the Reserve for Replacements for all properties.

(9)  Debt Service defined as: Interest Expense plus regularly scheduled principal payments on Indebtedness other than any balloon, bullet or similar principal payment on any Indebtedness.

Pennsylvania REIT
                                                              PREIT     PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)             [LOGO]   LISTED
                                                            [OMITTED]   NYSE
PORTFOLIO SUMMARY--RETAIL WHOLLY OWNED
(Sorted by State)

-----------------------------------------------------------------------------------------------------------------------------

                                                                 Property        Management       Property       Ownership
Retail Properties-Wholly Owned               City       State     Subtype          Status          Status        Interest
------------------------------               ----       -----    --------        ----------       --------       ---------
Christiana Power Center I            Newark              DE     Power Center        PREIT         Existing         100%


South Blanding Village               Jacksonville        FL     Strip Center        PREIT         Existing         100%


Dartmouth Mall                       Dartmouth           MA     Enclosed Mall       PREIT         Existing         100%


Prince Georges Plaza                 Hyattsville         MD     Enclosed Mall       PREIT       Redevelopment      100%


Cherry Hill Mall                     Cherry Hill         NJ     Enclosed Mall       PREIT            New            73%



Moorestown Mall                      Moorestown          NJ     Enclosed Mall       PREIT            New           100%




Echelon Mall                         Voorhees            NJ     Enclosed Mall       PREIT            New           100%


Crest Plaza Shopping Center (1)(2)   Allentown           PA     Strip Center        PREIT       Redevelopment      100%


Exton Square Mall                    Exton               PA     Enclosed Mall       PREIT            New           100%





Festival at Exton                    Exton               PA     Strip Center        PREIT         Existing         100%


Paxton Towne Center (1)              Harrisburg          PA     Power Center        PREIT         Existing         100%




Beaver Valley Mall                   Monaca              PA     Enclosed Mall       PREIT            New           100%



Northeast Tower Center               Philadelphia        PA     Power Center        PREIT         Existing         100%




The Gallery at Market East           Philadelphia        PA     Enclosed Mall       PREIT            New           100%


Plymouth Meeting Mall                Plymouth   Mtg.     PA     Enclosed Mall       PREIT            New           100%



Creekview Shopping Center            Warrington          PA     Power Center        PREIT         Existing         100%



Magnolia Mall (1)                    Florence            SC     Enclosed Mall       PREIT       Redevelopment      100%




The Commons at Magnolia              Florence            SC     Strip Center        PREIT            New           100%

-----------------------------------------------------------------------------------------------------------------------------
TOTAL WHOLLY OWNED
-----------------------------------------------------------------------------------------------------------------------------
TOTAL JOINT VENTURE
-----------------------------------------------------------------------------------------------------------------------------
TOTAL FOR Wholly Owned and Joint Venture
-----------------------------------------------------------------------------------------------------------------------------
AVERAGE FOR Wholly Owned and Joint Venture
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                 Year Built/      Years
                                       Date         Last          Since        Owned GLA     Owned GLA      TOTAL
Retail Properties-Wholly Owned       Acquired     Renovated     Renovation     (anchors)   (non-anchors)  Owned GLA
------------------------------       --------    -----------    ----------     ---------   -------------  ---------
Christiana Power Center I              1998           1998           5          190,814        111,595      302,409


South Blanding Village              1988/1990         1986          17           73,921         32,736      106,657


Dartmouth Mall                         1997        1971/2000         3          301,583        322,206      623,789


Prince Georges Plaza                   1998        1959/1990        13          404,462        346,782      751,244


Cherry Hill Mall                       2003        1961/1990        13                -        540,712      540,712



Moorestown Mall                        2003        1963/2000         3          408,356        326,240      734,596




Echelon Mall                           2003        1970/1998         5          310,840        434,844      745,684


Crest Plaza Shopping Center (1)(2)     1964        1959/1991        12           45,000         60,992      105,992


Exton Square Mall                      2003        1973/2000         3          440,301        370,767      811,068





Festival at Exton                      1998           1991          12           60,425         84,578      145,003


Paxton Towne Center (1)                1999           2001           2          151,627        292,863      444,490




Beaver Valley Mall                     2002        1970/1991        12          511,267        448,091      959,358



Northeast Tower Center              1998/1999      1997/1998         5          250,903      182,521.0      433,424




The Gallery at Market East             2003        1977/1983        20                -        192,440      192,440


Plymouth Meeting Mall                  2003        1966/1999         4          185,000        413,590      598,590



Creekview Shopping Center              1999           2001           2                -        136,086      136,086



Magnolia Mall (1)                      1997        1979/1992        11          343,118        215,289      558,407




The Commons at Magnolia                1999        1991/2002         1           51,574         52,870      104,444

--------------------------------------------------------------------------------------------------------------------
TOTAL WHOLLY OWNED                                                            3,729,191      4,565,202    8,294,393
--------------------------------------------------------------------------------------------------------------------
TOTAL JOINT VENTURE                                                           1,860,244      2,412,672    4,272,916
--------------------------------------------------------------------------------------------------------------------
TOTAL FOR Wholly Owned and Joint Venture                                      5,589,435      6,977,874   12,567,309
--------------------------------------------------------------------------------------------------------------------
AVERAGE FOR Wholly Owned and Joint Venture                        6.89
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                       Space                          TOTAL
                                      Not Owned                     Property      Majors /                  Lease
Retail Properties-Wholly Owned       (Name/GLA)                        GLA        Anchors                 Expiration
------------------------------       ----------                     --------      -------                 ----------
Christiana Power Center I                                  -         302,409     Costco                    1/31/19
                                                                                 Dick's Sporting Goods     11/30/13

South Blanding Village                                     -         106,657     Staples                   9/30/08
                                                                                 Food Lion                 7/31/08

Dartmouth Mall                                             -         623,789     JC Penney                 7/31/09
                                                                                 Sears                     4/12/06

Prince Georges Plaza                                       -         751,244     JC Penney                 7/31/04
                                                                                 Hecht                     10/31/08

Cherry Hill Mall                     JC Penney       740,770       1,281,482     JC Penney                 N/A
                                     Macy's                                      Macy's                    N/A
                                     Strawbridge's                               Strawbridge's             N/A

Moorestown Mall                      Lord & Taylor   321,200       1,055,796     Boscov's                  10/31/10
                                     Strawbridge's                               Lord & Taylor             N/A
                                                                                 Sears                     10/5/22
                                                                                 Strawbridge's             N/A

Echelon Mall                         Boscov's        396,783       1,142,467     Boscov's                  N/A
                                     Strawbridge's                               Strawbridge's             N/A

Crest Plaza Shopping Center (1)(2)   Target          143,130         249,122     Weis Market               1/31/07
                                                                                 Target                    N/A

Exton Square Mall                    Strawbridge's   277,468       1,088,536     Boscov's                  10/31/19
                                     K-Mart                                      JC Penney                 5/31/20
                                                                                 K-Mart                    N/A
                                                                                 Sears                     1/31/20
                                                                                 Strawbridge's             N/A

Festival at Exton                                          -         145,003     Sears Hardware            8/18/03
                                                                                 Clemen's                  10/31/11

Paxton Towne Center (1)              Target          273,058         717,548     Target                    N/A
                                     Costco                                      Kohl's                    1/25/21
                                                                                 Weis                      11/30/20
                                                                                 Costco                    N/A

Beaver Valley Mall                   Kaufmann's      204,770       1,164,128     Boscov's                  9/30/18
                                                                                 JC Penney                 9/30/17
                                                                                 Sears                     8/15/06

Northeast Tower Center               Raymour &        38,678         472,102     Home Depot                9/30/05
                                     Flanigan                                    Dick's Sporting Goods     7/31/08
                                                                                 Petsmart                  2/28/12
                                                                                 Wal-Mart                  1/31/14

The Gallery at Market East                                 -         192,440     K-Mart                    N/A
                                                                                 Strawbridge's             N/A

Plymouth Meeting Mall                Strawbridge's   214,635         813,225     AMC Theater               12/31/18
                                                                                 Boscov's                  10/31/16
                                                                                 Strawbridge's             N/A

Creekview Shopping Center            Target          288,916         425,002     Target                    N/A
                                     Lowe's                                      Lowe's                    N/A
                                                                                 Genuardi's                12/31/21

Magnolia Mall (1)                                          -         558,407     Belk                      1/31/06
                                                                                 Best Buy                  1/31/13
                                                                                 JC Penney                 3/31/07
                                                                                 Sears                     10/18/04

The Commons at Magnolia              Target          126,200         230,644     Goody's                   5/31/12
                                                                                 Target                    N/A
--------------------------------------------------------------------------------------------------------------------
TOTAL WHOLLY OWNED                                 3,025,608       11,320,001
--------------------------------------------------------------------------------------------------------------------
TOTAL JOINT VENTURE                       -        1,907,459        6,180,375
--------------------------------------------------------------------------------------------------------------------
TOTAL FOR Wholly Owned and Joint Venture  -        4,933,067       17,500,376
--------------------------------------------------------------------------------------------------------------------
AVERAGE FOR Wholly Owned and Joint Venture
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                       Summary of Properties for Wholly Owned and
                                Joint Venture Properties
-----------------------------------------------------------------------------------------
 Enclosed Mall      PREIT Managed              Existing                Wholly owned
       14                 21                      16                        18
-----------------------------------------------------------------------------------------
  Power Center   Third Party Managed              New                 Joint Venture
        8                  7                       9                        10
-----------------------------------------------------------------------------------------
  Strip Center                               Redevelopment
        6                                          3
-----------------------------------------------------------------------------------------
       28                 28                      28                        28
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      Summary of Total Owned GLA for Wholly Owned and
                                              Joint Venture Properties
-----------------------------------------------------------------------------------------------------------------------------------
   Enclosed Mall         PREIT Managed                   Existing                 Wholly Owned     Top 5 assets as a percentage of
                                                                                                                 Total
                                                                                                               Owned GLA:
     8,764,894             9,432,480                     5,900,915                 8,294,393                     31.8%
-----------------------------------------------------------------------------------------------------------------------------------
   Power Center       Third Party Managed                   New                  Joint Venture   Top asset as a percentage of Total
                                                                                                               Owned GLA:
     3,047,905             3,134,829                     5,250,751                 4,272,916                      7.6%
-----------------------------------------------------------------------------------------------------------------------------------
   Strip Center                                        Redevelopment
      754,510                                            1,415,643
-----------------------------------------------------------------------------------------------------------------------------------
    12,567,309             12,567,309                   12,567,309                 12,567,309
-----------------------------------------------------------------------------------------------------------------------------------

(1) Property is currently under development or redevelopment; however, certain stores are open.

(2)  Target has purchased its parcel, and it is currently under construction.

Pennsylvania REIT                                           PREIT       PEI
                                                                       LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)                       NYSE

PORTFOLIO SUMMARY--RETAIL JOINT VENTURE                     [GRAPHIC OMITTED]

(Sorted by State)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                              Property        Management         Property
Retail Properties-Joint Venture            City            State              Subtype           Status            Status
-------------------------------            ----            -----              --------        ----------         --------
Rio Mall                               Rio Grande           NJ             Strip Center      Third Party         Existing

Lehigh Valley Mall                     Allentown            PA             Enclosed Mall     Third Party         Existing



Whitehall Mall                         Allentown            PA             Power Center      Third Party         Existing



Palmer Park Mall                       Easton               PA             Enclosed Mall        PREIT            Existing


Laurel Mall                            Hazleton             PA             Enclosed Mall     Third Party         Existing


Red Rose Commons                       Lancaster            PA             Power Center      Third Party         Existing

The Court at Oxford Valley             Langhorne            PA             Power Center      Third Party         Existing


Metroplex Shopping Center              Plymouth Mtg         PA             Power Center      Third Party         Existing



Springfield Park  I & II               Springfield          PA             Strip Center         PREIT            Existing



Willow Grove Park                      Willow Grove         PA             Enclosed Mall        PREIT              New




-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR JOINT VENTURE
-----------------------------------------------------------------------------------------------------------------------------------

[RESTUBBED TABLE]


-----------------------------------------------------------------------------------------------------------------------------------


Ownership       Date       Year Built/Last        Years Since        Owned GLA       Owned GLA(non        TOTAL Owned
Interest      Acquired        Renovated            Renovation        (anchors)          anchors)              GLA
---------     --------     ---------------        -----------        ---------       -------------        -----------
   60%          1973          1973/1999                4               136,066           29,517              165,583

   50%          1973          1977/1996                7               212,000          467,556              679,556



   50%          1964          1964/1998                5               294,635          239,086              533,721



   50%          1972          1972/1998                5               314,235          133,162              447,397


   40%          1988          1973/1995                8               350,753          207,441              558,194


   50%          1998             1998                  5                     -          263,452              263,452

   50%          1997             1996                  7               176,831          280,031              456,862


   50%          1999             2001                  2                67,185          410,276              477,461



   50%        1997/1998       1997/1998                5                83,539           43,292              126,831



   30%          2000          1982/2001                2               225,000          338,859              563,859




-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR JOINT VENTURE                                            1,860,244          2,412,672            4,272,916
-----------------------------------------------------------------------------------------------------------------------------------

[RESTUBBED TABLE]


-----------------------------------------------------------------------------------------------------------------------------------

                                                                         TOTAL
                                   Space Not Owned (Name/GLA)         Property GLA     Majors/Anchors           Lease Expiration
                                   --------------------------         ------------     --------------           ----------------

                                                            -              165,583     K-Mart                   7/31/18
                                                                                       Staples                  10/31/04
                                   JC Penney             371,986         1,051,542     Macy's                   7/31/12
                                   Strawbridge's                                       JC Penney                N/A
                                   Firestone                                           Strawbridge's            N/A

                                                            -              533,721     Kohl's                   3/9/07
                                                                                       Sears                    9/18/11
                                                                                       Bed, Bath & Beyond       1/31/10

                                                            -              447,397     BonTon                   7/25/14
                                                                                       Boscov's                 10/31/18

                                                            -              558,194     Boscov's                 4/30/08
                                                                                       K-Mart                   8/31/19
                                                                                       JC Penney                10/31/09
                                   Weis Markets          199,590           463,042     Weis Markets             N/A
                                   Home Depot                                          Home Depot               N/A
                                   Home Depot            247,624           704,486     Best Buy                 12/31/11
                                   BJ's                                                Dick's Sporting Goods    4/15/11
                                                                                       Linens N Things          2/14/17
                                   Target                300,729           778,190     Target                   N/A
                                   Lowe's                                              Lowe's                   N/A
                                                                                       Giant                    2/28/21

                                   Target                145,669           272,500     Target                   N/A
                                                                                       Bed, Bath & Beyond       1/31/09
                                                                                       LA Fitness               3/31/17

                                   Sears                 641,861         1,205,720     Sears                    N/A
                                   Bloomingdale's                                      Bloomingdale's           N/A
                                   Strawbridge                                         Strawbridge's            N/A
                                                                                       Macy's                   1/31/22

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR JOINT VENTURE                         -      1,907,459         6,180,375
-----------------------------------------------------------------------------------------------------------------------------------

Pennsylvania REIT                                            PREIT       PEI
                                                                        LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)                        NYSE

                                                             [GRAPHIC OMITTED]
Property Acquisitions/Dispositions Summary

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Ownership     Date Acquired,
                    Name of Project, Location                             Square Feet/Units/Acres    Interest   Completed, or Sold
-----------------------------------------------------------------------------------------------------------------------------------

Acquisitions:
-------------
Cherry Hill Mall, Cherry Hill, NJ                         Square Feet                   1,281,482                      2Q03
Moorestown Mall, Moorestown, NJ                           Square Feet                   1,055,796                      2Q03
The Gallery at Market East, Philadelphia, PA              Square Feet                     192,440                      2Q03
Exton Square Mall, Exton, PA                              Square Feet                   1,088,536                      2Q03
                                                                          -----------------------
SUBTOTAL                                                  Square Feet                   3,618,254       100%           2Q03

Echelon Mall, Voorhees, NJ                                Square Feet                   1,142,467                      2Q03
Plymouth Meeting Mall, Plymouth Meeting, PA               Square Feet                     813,225                      2Q03
                                                                          -----------------------
SUBTOTAL                                                  Square Feet                   1,955,692       100%           2Q03

TOTAL ACQUISITIONS                                        Square Feet                   5,573,946       100%

Pending Acquisitions:
---------------------
New Garden, New Garden, PA                                Square Feet                     394,355       100%           3Q04
                                                                          -----------------------
TOTAL PENDING ACQUISITIONS                                Square Feet                     394,355

Divestitures (3)
----------------
Fox Run Apartments, Bear, DE                                    Units                         414       100%           2Q03
Boca Palms Apartments, Boca Raton, FL                           Units                         522       100%           2Q03
Cobblestone Apartments, Pompano Beach, FL                       Units                         384       100%           2Q03
Eagle's Nest Apartments, Coral Spring, FL                       Units                         264       100%           2Q03
Palms of Pembroke, Pembroke Pines, FL                           Units                         348       100%           2Q03
Shenandoah Village Apartments, West Palm Beach, FL              Units                         220       100%           2Q03
Marylander Apartments, Baltimore, MD                            Units                         507       100%           2Q03
Hidden Lakes Apartments, Dayton, OH                             Units                         360       100%           2Q03
Kenwood Apartments, Toledo, OH                                  Units                         504       100%           2Q03
2031 Locust Street, Philadelphia, PA                            Units                          87       100%           2Q03
Camp Hill Plaza Apartments, Camp Hill, PA                       Units                         300       100%           2Q03
Lakewood Hills Apartments, Harrisburg, PA                       Units                         562       100%           2Q03
The Woods, Ambler, PA                                           Units                         320       100%           2Q03
                                                                          -----------------------
SUBTOTAL                                                        Units                       4,792

Countrywood Apartments, Tampa, FL                               Units                         536        50%           2Q03
Cambridge Hall Apartments, West Chester, PA                     Units                         233        50%
                                                                          -----------------------
SUBTOTAL                                                        Units                         769

TOTAL DIVESTITURES                                              Units                       5,561

Pending Divestitures: (3)(4)
----------------------------
Regency Lakeside Apartments, Omaha, NE                          Units                         433       100%           3Q03
Emerald Point, Virginia Beach, VA                               Units                         862       100%           3Q03
                                                                          -----------------------
SUBTOTAL                                                        Units                       1,295

Fox Run Apartments, Warminster, PA                              Units                         196        50%           3Q03
Will-O-Hill Apartments, Reading, PA                             Units                         190        50%           3Q03
                                                                          -----------------------
SUBTOTAL                                                        Units                         386
TOTAL PENDING DIVESTITURES                                      Units                       1,681

-----------------------------------------------------------------------------------------------------------------------------------


[RESTUBBED TABLE]


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Expected NOI
Total Cost or Price      PREIT's Cost or Price            Cap (1)                      Major Tenants
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              JC Penney, Macy's, Strawbridge's
                                                                                Lord & Taylor, Strawbridge's

                                                                                   Strawbridge's, K-Mart
------------------
    $ 469,000,000

                                                                                   Strawbridge's, Boscov's
                                                                                        Strawbridge's
------------------
    $  80,400,000

    $ 549,400,000            $   549,400,000              9.9% (2)



       34,761,000                 18,821,000               10.6%                         Home Depot
-----------------        -------------------
    $  34,761,000            $    18,821,000
















------------------
    $ 314,000,000

    $   9,100,000
        6,700,000
------------------
    $  15,800,000

    $ 329,800,000





------------------
    $  81,400,000

-----------------------------------------------------------------------------------------------------------------------------------


(1) Expected NOI Cap is defined as PREIT's share of NOI in the year of stabilization divided by PREIT's share of the investment, except in the case of partner buyouts, where Expected NOI Cap is defined as incremental NOI budgeted / PREIT's incremental investment in the property.

(2) PREIT underwrote the acquisition of the six shopping malls to generate an unlevergaged return of approximately 9.9% on cost based on the first 12 months of anticipated NOI following closing of the transaction (after deducting an assumed management fee equal to 3% of gross revenue).

(3) The sale price of the multifamily portfolio represents a capitalization rate of approximately 8.1% based on anticipated NOI less capital expenditure reserve of $250 per unit during the first 12 months following the closing of the sale.

(4) The properties were sold in July, 2003

Pennsylvania REIT                                            PREIT       PEI
                                                                        LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)                        NYSE

                                                             [GRAPHIC OMITTED]

Development Activity


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   TOTAL
                                                                           PROPERTY              PROJECTED           TOTAL
              NAME OF PROJECT                      LOCATION                  TYPE               PROPERTY GLA       PROJECTED
                                                                                                 (sq ft)(1)          COST(1)
-----------------------------------------------------------------------------------------------------------------------------------

Christiana Power Center (Phase II)(2)          Newark, DE                Power Center              355,670        $ 35,542,768
New Garden                                     New Garden Twp, PA        Power Center              394,355          34,761,000
Pavilion at Market East (3)                    Philadelphia, PA          Land                          N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------------------
Total Development Activity                                                                         750,025        $ 70,303,768
-----------------------------------------------------------------------------------------------------------------------------------


[RESTUBBED TABLE]

-----------------------------------------------------------------------------------------------------------------------------------
                                                PREIT's SHARE
               PREIT's SHARE                          OF                   EXPECTED                 CONST            DATE OF
                  OF COST                         INVESTMENT              STABILIZED                START            INITIAL
                                                   TO DATE                  NOI CAP                 DATE            OCCUPANCY
-----------------------------------------------------------------------------------------------------------------------------------

              $  35,542,768                     $   4,204,738                9.8%                   2Q04               1Q05
                 18,821,000                         1,277,776               10.6%                   3Q04               3Q05
                        N/A                         1,506,178                 N/A                    N/A                N/A
-----------------------------------------------------------------------------------------------------------------------------------
              $  54,363,768                     $   6,988,692               10.1%
-----------------------------------------------------------------------------------------------------------------------------------


[RESTUBBED TABLE]

-----------------------------------------------------------------------------------------------------------------------------------
                                                 STABILIZED
               EXPECTED DATE                     OPERATIONS                 STATUS                    %                  %
               OF COMPLETION                        DATE                                             COMP.             LEASED

-----------------------------------------------------------------------------------------------------------------------------------

                   2Q05                             2Q05                  Development                 12%                79%
                   1Q06                             1Q06                  Development                  5%                30%
                    N/A                              N/A                  Construction                N/A                N/A
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


[RESTUBBED TABLE]

-----------------------------------------------------------------------------------------------------------------------------------

                    %                                                       PREIT's
                OCCUPIED                           ANCHORS                   SHARE

-----------------------------------------------------------------------------------------------------------------------------------

                   0%                     Target, Bed Bath & Beyond          100%
                   0%                     Home Depot, Supermarket            100%
                   N/A                    TBD                                 50%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------





(1) GLA & total project cost include tenants that purchased their respective land; therefore, the % leased & occupied will also include these tenants.

(2) The Company, through a joint venture partnership, has filed a complaint against the Delaware Department of Transportation and the Delaware Secretary of Transportation arising from their prior agreements to take actions necessary for development of the joint venture's Christiana Phase II Power Center. The ultimate disposition of this proceeding and the related delay in the development of this property is not clear at this time.

(3) The Company's original development plans for the Pavilion at Market East are under review. The Company retains a 50% interest in the project joint venture, which continues to own the unimproved land.

Redevelopment Activity

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL
                                                             PROPERTY             PROJECTED              TOTAL        PREIT's SHARE
      NAME OF PROJECT                  LOCATION                TYPE             PROPERTY GLA           PROJECTED         OF COST
                                                                                 (sq ft)(1)             COST(1)
-----------------------------------------------------------------------------------------------------------------------------------
Magnolia Mall                      Florence, SC            Enclosed Mall             579,244         $ 11,529,000      $ 10,873,575
Prince Georges Plaza (3)           Hyattsville, MD         Enclosed Mall             893,274           24,146,000        17,200,000
Crest Plaza                        Allentown, PA           Strip Center              259,854           16,885,000        11,779,455
-----------------------------------------------------------------------------------------------------------------------------------
Total Redevelopment Activity                                                     $ 1,732,372         $ 52,560,000       $39,853,030
-----------------------------------------------------------------------------------------------------------------------------------

[RESTUBBED TABLE]

-----------------------------------------------------------------------------------------------------------------------------------
      PREIT's SHARE
            OF                       EXPECTED                 CONST                DATE OF          EXPECTED DATE      STABILIZED
        INVESTMENT                  STABILIZED                START                INITIAL          OF COMPLETION      OPERATIONS
         TO DATE                      NOI CAP                 DATE                OCCUPANCY                               DATE
-----------------------------------------------------------------------------------------------------------------------------------

    $    6,316,747                     11.1%                  2Q02                   4Q02                3Q04             3Q04
         1,405,486                     12.0%                  2Q03                   4Q04                4Q04             4Q05
         8,137,744                      4.8%                  3Q99                   1Q03                4Q03             1Q04
-----------------------------------------------------------------------------------------------------------------------------------
    $   15,859,977                      9.6%
-----------------------------------------------------------------------------------------------------------------------------------

[RESTUBBED TABLE]

-----------------------------------------------------------------------------------------------------------------------------------

          STATUS                         %                     %                     %                                    PREIT's
                                       COMP.                LEASED                OCCUPIED             ANCHORS             SHARE

-----------------------------------------------------------------------------------------------------------------------------------

       Construction                    58%                    88%                    0%      Best Buy, Foodcourt            100%
       Construction                     8%                    65%                    0%      Target                         100%
       Redevelopment                   69%                    92%                   28%      Eckerds, Applebee's, Target    100%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


(1) GLA & total project cost include tenants that purchased their respective land; therefore, the % leased & occupied will also include these tenants.

(2) Income producing property, but still under development.

(3) Prince Georges Plaza's % leased is based on the 210,010 sq foot redevelopment area which was vacant at 12/31/02.

(4) PREIT's share of investment to date includes certain costs that are reimbursable by the tenant. Both "PREIT's Share of Cost" and "PREIT's Share of Investment to Date" are estimated to be $6,511,000 upon project completion.

                                                              PREIT       PEI
                                                                         LISTED
Pennsylvania REIT                                                         NYSE
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)
                                                              [GRAPHIC OMITTED]

Top Twenty Tenants (by PREIT's share of Annualized Base Rent)



                                 Number of         GLA of       Annualized         PREIT's share of        Percent of PREIT's Total
         Tenant                   Stores           Stores        Base Rent       Annualized Base Rent(2)       Retail Base Rent
------------------------------  ------------  --------------  --------------  ---------------------------  ------------------------

The Gap, Inc./Old Navy (1)          28            342,775       $7,545,739            $6,066,906                   5.53%

The Limited Stores, Inc. (1)        49            320,491        7,129,248             5,369,698                   4.89%

Footlocker, Inc.                    27            126,208        2,935,472             2,355,983                   2.15%

Boscov's                             7          1,308,706        3,137,572             2,345,972                   2.14%

Dick's Sporting Goods                4            199,694        2,967,688             2,135,594                   1.95%

Zales                               40             33,079        2,518,703             2,024,066                   1.84%

Bed Bath & Beyond                    6            203,543        2,681,393             1,816,558                   1.66%

Sam Goody/Suncoast                  16             57,028        1,817,569             1,653,705                   1.51%

JC Penney                            9            841,212        1,681,575             1,550,470                   1.41%

Circuit City                         4            116,730        1,652,592             1,406,335                   1.28%

Kay Bee Toys                        14             75,685        1,518,335             1,268,808                   1.16%

Best Buy                             3            137,397        2,096,845             1,220,923                   1.11%

Trans World Entertainment           13             57,011        1,576,496             1,194,862                   1.09%

American Eagle Outfitters           11             53,202        1,460,212             1,170,099                   1.07%

Payless Shoe Source                 22             66,286        1,451,096             1,147,559                   1.05%

Lenscrafters                        11             53,511        1,383,039             1,146,412                   1.04%

PetSmart                             4            104,755        1,721,271             1,083,724                   0.99%

Kay Jewelers                        11             16,284        1,390,279             1,046,443                   0.95%

Toys R Us                            4            132,890        1,389,214               909,345                   0.83%

Barnes & Noble/B. Dalton             4             89,933        1,716,570               817,391                   0.74%

-----------------------------------------------------------------------------------------------------------------------------------
  Total Top 20 Tenants             287          4,336,420       49,770,909            37,730,854                  34.38%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  Total Retail Leased            1,670         11,655,444     $101,670,917          $109,738,096(3)              100.00%
-----------------------------------------------------------------------------------------------------------------------------------



(1) Includes lease(s) in which tenant pays straight percentage rent in lieu of minimum rent. No annualized rent has been estimated for these leases.

(2) Includes PREIT's proportionate share of tenant rents from joint venture properties based on PREIT's ownership percentage in the respective joint venture.

(3) PREIT's share of annualized base rent is derived by annualizing 1st quarter base rent. Straight line rent is not included in the base rent figures.

Pennsylvania REIT                                                  PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)       [LOGO]    LISTED
                                                                   NYSE

                  Retail Lease Expiration Schedule - Anchors(1)

----------------- ------------------- ----------------------------- ------------------------------------------------ ------------
     Year               Leases             Gross Leasable Area                    Annualized Base Rent
----------------- ------------------- ----------------------------- ------------------------------------------------ ------------
                                                                                                        Percent of     Average
                                                                                       PREIT's Share of    Total       Expiring
Lease Expiration   Number of Leases                     Percent of       Rent in       Rent in Expiring  (PREIT's      Base Rent
     Year             Expiring          Expiring GLA      Total       Expiring Year         Year(3)        Share)         psf
----------------- ------------------- ----------------------------- ------------------------------------------------ ------------
   Prior (2)              0                       -        0.00%        $         -       $         -     0.00%         $    -
     2003                 1                  20,425        0.38%            224,675           224,675     1.29%          11.00
     2004                 3                 259,942        4.82%            349,140           277,284     1.60%           1.34
     2005                 1                 136,633        2.53%          1,250,000         1,250,000     7.20%           9.15
     2006                 3                 414,992        7.69%            849,731           849,731     4.89%           2.05
     2007                 4                 327,160        6.06%            922,893           912,993     5.26%           2.82
     2008                 5                 625,909       11.60%          1,223,065           781,465     4.50%           1.95
     2009                 3                 206,252        3.82%          1,502,609           979,504     5.64%           7.29
     2010                 1                 202,765        3.76%            725,507           725,507     4.18%           3.58
     2011                 3                 335,585        6.22%          2,305,126         1,152,563     6.63%           6.87
     2012                 2                 241,940        4.48%            350,707           313,826     1.81%           1.45
     2013                 2                  71,634        1.33%          1,073,994         1,073,994     6.18%          14.99
  Thereafter             21               2,551,807       47.30%         11,692,118         8,830,361    50.83%           4.58
----------------- ------------------- ----------------------------- ------------------------------------------------ ------------
    Totals:              49               5,395,044         100%        $22,469,564       $17,371,902      100%         $ 4.16
----------------- ------------------- ----------------------------- ------------------------------------------------ ------------

(1) Includes only Owned Anchor space.

(2) Includes all tenant leases which have already expired and are on a Month to Month basis.

(3) Includes PREIT's proportionate share of tenant rents from joint venture properties based on PREIT's ownership percentage in the respective joint venture.

Pennsylvania REIT                                                      PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)           [LOGO]    LISTED
                                                                       NYSE

                Retail Lease Expiration Schedule -Non-Anchors(1)

----------------- ------------------- ----------------------------- ------------------------------------------------ ------------
     Year               Leases             Gross Leasable Area                    Annualized Base Rent
----------------- ------------------- ----------------------------- ------------------------------------------------ ------------
                                                                                                        Percent of     Average
                                                                                       PREIT's Share of    Total       Expiring
Lease Expiration   Number of Leases                     Percent of       Rent in       Rent in Expiring  (PREIT's      Base Rent
     Year             Expiring          Expiring GLA      Total       Expiring Year         Year          Share)         psf
----------------- ------------------- ----------------------------- ------------------------------------------------ ------------
   Prior (2)             19                  29,460        0.47%      $   632,900         $    456,026     0.38%        $21.48
     2003                85                 170,695        2.73%         4,129,821           3,279,047     2.72%         24.19
     2004               186                 485,967        7.76%        11,127,176           9,579,473     7.95%         22.90
     2005               205                 568,754        9.08%        14,403,060          11,924,090     9.89%         25.32
     2006               181                 700,930       11.20%        16,073,550          13,785,664    11.44%         22.93
     2007               176                 481,994        7.70%        11,516,955           9,448,671     7.84%         23.89
     2008               136                 437,210        6.98%        11,519,284           9,894,092     8.21%         26.35
     2009               132                 399,293        6.38%        11,930,526          10,246,663     8.50%         29.88
     2010               177                 597,605        9.55%        16,108,861          14,581,154    12.10%         26.96
     2011               129                 719,723       11.50%        17,109,138          12,170,140    10.10%         23.77
     2012                96                 465,316        7.43%        12,022,025           9,519,010     7.90%         25.84
     2013                51                 245,425        3.92%         6,169,253           4,845,644     4.02%         25.14
  Thereafter             48                 958,028       15.30%        15,752,895          10,821,542     8.98%         16.44
----------------- ------------------- ----------------------------- ------------------------------------------------ ------------
    Totals:            1621               6,260,400         100%      $148,495,445        $120,551,215      100%        $23.72
----------------- ------------------- ----------------------------- ------------------------------------------------ ------------

(1) Includes only Owned Non-Anchor space.

(2) Includes all tenant leases which have already expired and are on a Month to Month basis.

(3) Includes PREIT's proportionate share of tenant rents from joint venture properties based on PREIT's ownership percentage in the respective joint venture.

Pennsylvania REIT                                                     PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)          [LOGO]    LISTED
                                                                      NYSE

Leasing Activity Summary

                                     RETAIL

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          TOTAL
                                                        Average       Average     Increase/    Annualized  Annualized   Annualized
                                                        Previous        New      Decrease in    Tenant       Leasing       Cost
                                                        Base Rent    Base Rent    Base Rent  Improvements  Commissions  of Leasing
New Lease                          Number    GLA           psf          psf          psf         psf(1)     psf(1)(2)    psf(1)(2)
---------                          ------    ---           ---          ---          ---         ------     ---------    ---------
Previously Leased Space:

1st Quarter                           5      6,660        $37.76       $42.45       $ 4.69       $    -       $    -       $    -
2nd Quarter                           8     20,062         27.90        31.77         3.87                         -            -
3rd Quarter                                                                              -                         -            -
4th Quarter                                                                              -                         -            -
                                   -------------------------------------------------------       ------       ------       ------
Total or Average                     13     26,722        $30.36       $34.43       $ 4.07       $    -       $    -       $    -
                                   =======================================================       ======       ======       ======

Previously Vacant Space:

1st Quarter                           3      4,774        $    -       $43.23       $43.23       $    -       $    -       $    -
2nd Quarter                          10     24,388             -        24.53        24.53         0.50                      0.50
3rd Quarter
4th Quarter
                                   -------------------------------------------------------       ------       ------       ------
Total or Average                     13     29,162             -       $27.59       $27.59       $ 0.42       $    -       $ 0.42
                                   =======================================================       ======       ======       ======

                                                                                                                          TOTAL
                                                        Average       Average     Increase/    Annualized  Annualized   Annualized
                                                        Previous        New      Decrease in    Tenant       Leasing       Cost
                                                        Base Rent    Base Rent    Base Rent  Improvements  Commissions  of Leasing
Renewal(3)                         Number    GLA           psf          psf          psf         psf(1)     psf(1)(2)    psf(1)(2)
----------                         ------    ---           ---          ---          ---         ------     ---------    ---------
1st Quarter                          14     35,368        $22.87       $28.65       $ 5.78       $    -       $    -       $    -
2nd Quarter                          11     35,004         15.02        20.02         5.00                                      -
3rd Quarter                                                                              -                                      -
4th Quarter                                                                              -                                      -
                                   -------------------------------------------------------       ------       ------       ------
Total or Average                     25     70,372        $18.97       $24.36       $ 5.39       $    -       $    -       $    -
                                   =======================================================       ======       ======       ======
------------------------------------------------------------------------------------------------------------------------------------

(1) These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.

(2) External commissions only.

(3) This category includes expansions, relocations and lease extensions.

Pennsylvania REIT                                        PREIT         PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)    [LOGO Omitted]   LISTED
                                                                       NYSE

                              Capital Expenditures

                                                                                   Q2 03
                                                                        (3 months ended June 30, 2003)
                                                             ---------------------------------------------------
Retail                                                       Wholly Owned       Joint Ventures          Total
-------------------------------------------------
New development projects                                      $  698,719                              $  698,719

Redevelopment projects with incremental GLA                    2,155,890                               2,155,890
   and/or Anchor Replacement                                                                                   -

Renovation with no incremental GLA                                                                             -

Tenant allowances                                                 17,393            27,175                44,568

Operational capital expenditures at properties:                                                                -

    CAM expenditures                                                                12,174                12,174

    Non-CAM expenditures                                          22,365            18,113                40,478
                                                              ----------           -------            ----------
Total                                                         $2,894,367           $57,462            $2,951,829
                                                              --------------------------------------------------

External and internal leasing commission for this period was $259,000

Pennsylvania REIT                                        PREIT         PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)    [LOGO Omitted]   LISTED
                                                                       NYSE
                        Enclosed Malls
              (Includes Non-Anchor Owned Space)

                                                                        Q203
                                          -----------------------------------------------------------------
                                             Avg.         Avg. %       Additional        Avg.        Occup.
                                          Base Rent        Rent         Charges      Comp. Sales     Cost
                                            psf(1)        psf(1)          psf           psf(2)       Ratio
                                          -----------------------------------------------------------------
Beaver Valley Mall                         $ 17.65        $ 0.43         $ 5.34         $ 237         9.88%
Cherry Hill Mall                             34.83          0.82          15.86           391        13.17%
Dartmouth Mall                               18.72          1.36           7.97           398         7.05%
Echelon Mall                                 23.19          0.20          11.85           241        14.62%
Exton Square Mall                            32.66          0.53           8.50           360        11.58%
The Gallery at Market East                   32.17          0.31           5.11           411         9.15%
Laurel Mall                                  12.90          0.72           6.10           263         7.50%
Lehigh Valley Mall                           29.86          0.57           9.71           434         9.25%
Magnolia Mall  (3)                           24.40          1.37           9.44           309        11.40%
Moorestown Mall                              24.11          0.63          12.75           331        11.33%
Palmer Park Mall                             20.86          1.30           9.67           329         9.68%
Plymouth Meeting                             19.00          0.48           8.29           265        10.48%
Prince Georges Plaza  (3)                    22.99          1.10          10.55           394         8.79%
Willow Grove Park                            37.48          0.41          18.24           413        13.59%
                                          -----------------------------------------------------------------
Enclosed Malls weighted average             $26.25        $ 0.62        $ 10.49         $ 343        10.89%
                                          -----------------------------------------------------------------

                                          -----------------------------------------------------------------
Wholly Owned Properties                     $25.56        $ 0.61        $ 10.05         $ 327        11.08%
Joint Venture Properties                    $28.05        $ 0.64        $ 11.62         $ 385        10.48%
                                          -----------------------------------------------------------------
PRI-managed                                 $26.57        $ 0.62        $ 10.86         $ 336        11.34%
Non PRI-managed                             $24.61        $ 0.62        $  8.60         $ 381         8.88%
                                          -----------------------------------------------------------------
Same Properties/Existing                    $22.48        $ 0.91        $  8.54         $ 380         8.41%
New                                         $27.68        $ 0.51        $ 11.22         $ 329        11.97%
Redevelopment Properties                    $23.47        $ 1.19        $ 10.17         $ 365         9.54%
                                          -----------------------------------------------------------------

                                                                      % Change
                                          -----------------------------------------------------------------
                                             Avg.         Avg. %       Additional        Avg.        Occup.
                                          Base Rent        Rent         Charges      Comp. Sales     Cost
                                             psf           psf            psf            psf         Ratio
                                          -----------------------------------------------------------------
Beaver Valley Mall                           -8.7%         55.8%          22.7%         -7.4%          0.5%
Cherry Hill Mall                               N/A           N/A            N/A           N/A           N/A
Dartmouth Mall                                4.1%        -10.3%           3.4%          1.8%          0.1%
Echelon Mall                                   N/A           N/A            N/A           N/A           N/A
Exton Square Mall                              N/A           N/A            N/A           N/A           N/A
The Gallery at Market East                     N/A           N/A            N/A           N/A           N/A
Laurel Mall                                  -3.7%         93.5%          17.8%         -4.7%          0.6%
Lehigh Valley Mall                            9.1%        -35.4%           9.7%          1.4%          0.6%
Magnolia Mall  (3)                           22.2%        -23.9%          23.0%          1.6%          1.7%
Moorestown Mall                                N/A           N/A            N/A           N/A           N/A
Palmer Park Mall                             -2.6%        -15.5%           0.0%          0.0%         -0.2%
Plymouth Meeting                               N/A           N/A            N/A           N/A           N/A
Prince Georges Plaza  (3)                     0.1%         22.5%           1.9%         -4.1%          0.5%
Willow Grove Park                             5.7%         -9.4%          11.6%          7.8%         -0.1%
                                          -----------------------------------------------------------------
Enclosed Malls weighted average              10.1%        -20.3%          18.5%         -3.6%          1.5%
                                          -----------------------------------------------------------------

                                          -----------------------------------------------------------------
Wholly Owned Properties                      36.5%        -27.1%          70.9%          3.0%          3.1%
Joint Venture Properties                      4.4%        -14.1%           9.6%          1.7%          0.4%
                                          -----------------------------------------------------------------
PRI-managed                                  10.3%        -22.3%          14.7%         -0.9%          1.2%
Non PRI-managed                               5.2%        -16.5%          10.1%         -1.0%          0.6%
                                          -----------------------------------------------------------------
Same Properties/Existing                      3.7%        -12.8%           7.0%          0.0%          0.3%
New                                           1.8%         39.9%          10.2%          3.6%          0.1%
Redevelopment Properties                      7.5%         -4.1%           9.0%         -1.4%          0.8%
                                          -----------------------------------------------------------------

                                                                        Q202
                                          -----------------------------------------------------------------
                                             Avg.         Avg. %       Additional        Avg.        Occup.
                                          Base Rent        Rent         Charges      Comp. Sales     Cost
                                            psf(1)        psf(1)          psf           psf(2)       Ratio
                                          -----------------------------------------------------------------
Beaver Valley Mall                         $ 19.33        $ 0.28         $ 4.36         $ 256       9.36%
Cherry Hill Mall                               N/A           N/A            N/A           N/A         N/A
Dartmouth Mall                               17.98          1.52           7.71           391       6.96%
Echelon Mall                                   N/A           N/A            N/A           N/A         N/A
Exton Square Mall                              N/A           N/A            N/A           N/A         N/A
The Gallery at Market East                     N/A           N/A            N/A           N/A         N/A
Laurel Mall                                  13.39          0.37           5.18           276       6.86%
Lehigh Valley Mall                           27.36          0.89           8.85           428       8.67%
Magnolia Mall  (3)                           19.97          1.80           7.67           304       9.69%
Moorestown Mall                                N/A           N/A            N/A           N/A         N/A
Palmer Park Mall                             21.43          1.54           9.67           329       9.92%
Plymouth Meeting                               N/A           N/A            N/A           N/A         N/A
Prince Georges Plaza  (3)                    22.97          0.90          10.35           411       8.33%
Willow Grove Park                            35.47          0.45          16.34           383      13.65%
                                          -----------------------------------------------------------------
Enclosed Malls weighted average            $ 23.84        $ 0.78         $ 8.85         $ 356       9.41%
                                          -----------------------------------------------------------------

                                          -----------------------------------------------------------------
Wholly Owned Properties                    $ 18.72        $ 0.84         $ 5.88         $ 317       8.01%
Joint Venture Properties                   $ 26.86        $ 0.74        $ 10.61         $ 378      10.10%
                                          -----------------------------------------------------------------
PRI-managed                                $ 24.10        $ 0.80         $ 9.47         $ 339      10.15%
Non PRI-managed                            $ 23.39        $ 0.74         $ 7.81         $ 385       8.30%
                                          -----------------------------------------------------------------
Same Properties/Existing                   $ 21.67        $ 1.05         $ 7.99         $ 380       8.07%
New                                        $ 27.18        $ 0.36        $ 10.19         $ 318      11.87%
Redevelopment Properties                   $ 21.83        $ 1.24         $ 9.33         $ 370       8.75%
                                          -----------------------------------------------------------------

(1) Base rent is actual for Q203. Additional charges and % rent are projections for 2003.

(2) Average comparable sales for Q202 are actual. Sales for the Joint Venture Q203 are projected annual comparable sales per square foot.

(3) Magnolia Mall and Prince Georges Plaza are classified as a redevelopment property and are not included in the weighted average. Occupancy

                                                                          Q203
                                                -------------------------------------------------------
                                                                                              In-Line
                                                  Total        Total              In-Line       (Non-
                                                w/Anchor     w/Anchor            only (Non-    Anchor)
                                                   %             %                Anchor)         %
                                                 Leased      Available            % Leased    Available
                                                -------------------------------------------------------
Beaver Valley Mall                                89.6%         10.4%               77.8%        22.2%
Cherry Hill Mall                                  93.8%          6.2%               93.8%         6.2%
Dartmouth Mall                                    79.5%         20.5%               89.2%        10.8%
Echelon Mall                                      52.3%         47.7%               70.6%        29.4%
Exton Square Mall                                 96.2%          3.8%               90.8%         9.2%
The Gallery at Market East                        93.9%          6.1%               93.9%         6.1%
Laurel Mall                                       95.9%          4.1%               89.0%        11.0%
Lehigh Valley Mall                                91.9%          8.1%               88.2%        11.8%
Magnolia Mall                                     91.0%          9.0%               76.6%        23.4%
Moorestown Mall                                   96.0%          4.0%               91.0%         9.0%
Palmer Park Mall                                  96.6%          3.4%               88.6%        11.4%
Plymouth Meeting                                  92.4%          7.6%               89.0%        11.0%
Prince Georges Plaza                              88.2%         11.8%               91.7%         8.3%
Willow Grove Park                                 94.5%          5.5%               90.9%         9.1%
                                                -------------------------------------------------------
Enclosed Malls weighted average  (1)              87.8%         12.2%               87.1%        12.9%
                                                -------------------------------------------------------

                                                -------------------------------------------------------
Wholly Owned Properties                           85.0%         15.0%               86.3%        13.7%
Joint Venture Properties                          94.5%          5.5%               89.2%        10.8%
                                                -------------------------------------------------------
PRI-managed                                       86.6%         13.4%               86.9%        13.1%
Non PRI-managed                                   93.7%          6.3%               88.5%        11.5%
                                                -------------------------------------------------------
Same Properties/Existing                          90.4%          9.6%               88.7%        11.3%
New                                               86.6%         13.4%               86.5%        13.5%
Redevelopment Properties                          89.4%         10.6%               85.9%        14.1%
                                                -------------------------------------------------------

                                                                        Occupancy
                                                                  Change in % Occupancy
                                                -------------------------------------------------------
                                                                                              In-Line
                                                  Total        Total              In-Line       (Non-
                                                w/Anchor     w/Anchor            only (Non-    Anchor)
                                                   %             %                Anchor)         %
                                                 Leased      Available            % Leased    Available
                                                -------------------------------------------------------
Beaver Valley Mall                                1.66%        -1.66%               3.56%       -3.56%
Cherry Hill Mall                                    N/A           N/A                 N/A          N/A
Dartmouth Mall                                  -11.85%        11.85%               5.72%       -5.72%
Echelon Mall                                        N/A           N/A                 N/A          N/A
Exton Square Mall                                   N/A           N/A                 N/A          N/A
The Gallery at Market East                          N/A           N/A                 N/A          N/A
Laurel Mall                                        2.2%         -2.2%                5.9%        -5.9%
Lehigh Valley Mall                                -3.6%          3.6%               -5.2%         5.2%
Magnolia Mall                                      3.5%         -3.5%              -14.3%        14.3%
Moorestown Mall                                     N/A           N/A                 N/A          N/A
Palmer Park Mall                                   1.7%         -1.7%                5.7%        -5.7%
Plymouth Meeting                                    N/A           N/A                 N/A          N/A
Prince Georges Plaza                              -0.6%          0.6%               -1.5%         1.5%
Willow Grove Park                                 -1.6%          1.6%               -2.7%         2.7%
                                                -------------------------------------------------------
Enclosed Malls weighted average  (1)              -4.9%          4.9%                1.7%        -1.7%
                                                -------------------------------------------------------

                                                -------------------------------------------------------
Wholly Owned Properties                           -4.3%          4.3%                8.2%        -8.2%
Joint Venture Properties                          -0.6%          0.6%               -1.2%         1.2%
                                                -------------------------------------------------------
PRI-managed                                       -5.1%          5.1%                4.1%        -4.1%
Non PRI-managed                                   -1.0%          1.0%               -1.8%         1.8%
                                                -------------------------------------------------------
Same Properties/Existing                          -3.4%          3.4%                1.3%        -1.3%
New                                                 N/A           N/A                 N/A          N/A
Redevelopment Properties                           1.2%         -1.2%               -6.4%         6.4%
                                                -------------------------------------------------------

                                                                          Q202
                                                -------------------------------------------------------
                                                                                              In-Line
                                                  Total        Total              In-Line       (Non-
                                                w/Anchor     w/Anchor            only (Non-    Anchor)
                                                   %             %                Anchor)         %
                                                 Leased      Available            % Leased    Available
                                                -------------------------------------------------------
Beaver Valley Mall                                88.0%        12.0%                74.2%        25.8%
Cherry Hill Mall                                    N/A          N/A                  N/A          N/A
Dartmouth Mall                                    91.3%         8.7%                83.5%        16.5%
Echelon Mall                                        N/A          N/A                  N/A          N/A
Exton Square Mall                                   N/A          N/A                  N/A          N/A
The Gallery at Market East                          N/A          N/A                  N/A          N/A
Laurel Mall                                       93.7%         6.3%                83.1%        16.9%
Lehigh Valley Mall                                95.5%         4.5%                93.5%         6.5%
Magnolia Mall                                     87.4%        12.6%                90.9%         9.1%
Moorestown Mall                                     N/A          N/A                  N/A          N/A
Palmer Park Mall                                  94.9%         5.1%                82.9%        17.1%
Plymouth Meeting                                    N/A          N/A                  N/A          N/A
Prince Georges Plaza                              88.8%        11.2%                93.2%         6.8%
Willow Grove Park                                 96.1%         3.9%                93.5%         6.5%
                                                -------------------------------------------------------
Enclosed Malls weighted average  (1)              92.7%         7.3%                85.4%        14.6%
                                                -------------------------------------------------------

                                                -------------------------------------------------------
Wholly Owned Properties                           89.3%        10.7%                78.2%        21.8%
Joint Venture Properties                          95.1%         4.9%                90.4%         9.6%
                                                -------------------------------------------------------
PRI-managed                                       91.7%         8.3%                82.8%        17.2%
Non PRI-managed                                   94.7%         5.3%                90.3%         9.7%
                                                -------------------------------------------------------
Same Properties/Existing                          93.8%         6.2%                87.4%        12.6%
New                                                 N/A          N/A                  N/A          N/A
Redevelopment Properties                          88.2%        11.8%                92.3%         7.7%
                                                -------------------------------------------------------

(1) Magnolia Mall and Prince Georges Plaza are classified as a redevelopment property and are not included in the weighted average.

Pennsylvania REIT                                        PREIT         PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)    [LOGO Omitted]   LISTED
                                                                       NYSE

                         Power Centers
               (Includes Non-Anchor Owned Space)

                                               Q203                          % Change                           Q202
                                -------------------------------    -----------------------------    -------------------------------
                                Avg.                                Avg.                            Avg.
                                Base       Avg. %    Additional     Base     Avg. %   Additional    Base       Avg. %    Additional
                                Rent        Rent       Charges      Rent      Rent      Charges     Rent        Rent       Charges
                                psf(1)      psf(1)       psf        psf       psf         psf       psf(1)      psf(1)        psf
                                -------------------------------    -----------------------------    -------------------------------
Christiana Power Center         $19.37      $0.02       $1.84       0.0%     -89.2%       12.1%     $19.37      $0.22        $1.64
Creekview Shopping Center        14.31          -        2.74       6.4%        N/A       21.2%      13.44          -         2.26
Northeast Tower Center           13.48          -        3.11       0.3%        N/A        0.6%      13.44          -         3.09
Paxton Towne Center              15.93          -        2.64       1.8%        N/A       60.0%      15.65          -         1.65
The Court at Oxford Valley       15.14       0.03        3.77      -0.9%        N/A        1.7%      15.28          -         3.70
Red Rose Commons                 13.22       0.02        2.89       0.0%     -35.2%       -2.8%      13.22       0.03         2.97
Whitehall Mall                   10.60       0.27        3.07      -2.3%       1.4%       11.1%      10.86       0.26         2.76
Metroplex Shopping Center        18.13          -        3.45       0.0%        N/A        1.1%      18.13          -         3.41
                                -------------------------------    -----------------------------    -------------------------------
Power Centers weighted average  $15.12      $0.04       $3.08       0.0%     -17.1%        7.4%     $15.11      $0.05        $2.87
                                -------------------------------    -----------------------------    -------------------------------

                                -------------------------------    -----------------------------    -------------------------------
Wholly Owned Properties         $15.51      $0.00       $2.65       1.0%     -89.5%       22.5%     $15.36      $0.04        $2.17
Joint Venture Properties        $14.88      $0.06       $3.32      -0.5%      10.8%        2.0%     $14.96      $0.06        $3.26
                                -------------------------------    -----------------------------    -------------------------------
PRI-managed                     $15.51      $0.00       $2.65       1.0%     -89.5%       22.5%     $15.36      $0.04        $2.17
Non PRI-managed                 $14.88      $0.06       $3.32      -0.5%      10.8%        2.0%     $14.96      $0.06        $3.26
                                -------------------------------    -----------------------------    -------------------------------
Same Properties/Existing        $15.12      $0.04       $3.08       0.0%     -17.1%        7.4%     $15.11      $0.05        $2.87
New                             $    -      $   -       $   -        N/A        N/A         N/A     $    -      $   -        $   -
Redevelopment Properties        $    -      $   -       $   -        N/A        N/A         N/A     $    -      $   -        $   -
                                -------------------------------    -----------------------------    -------------------------------

(1) Base rent is actual for Q203. Additional charges and % rent are projections for 2003.

                                                                          Q203
                                                -------------------------------------------------------
                                                                                              In-Line
                                                  Total        Total              In-Line       (Non-
                                                w/Anchor     w/Anchor            only (Non-    Anchor)
                                                   %             %                Anchor)         %
                                                 Leased      Available            % Leased    Available
                                                -------------------------------------------------------
Christiana Power Center                          100.0%        0.0%                100.0%       0.0%
Creekview Shopping Center                        100.0%        0.0%                100.0%       0.0%
Northeast Tower Center                           100.0%        0.0%                100.0%       0.0%
Paxton Towne Center                               90.7%        9.3%                 85.9%      14.1%
The Court at Oxford Valley                        97.1%        2.9%                 95.3%       4.7%
Red Rose Commons                                  99.2%        0.8%                 99.2%       0.8%
Whitehall Mall                                    97.6%        2.4%                 94.7%       5.3%
Metroplex Shopping Center                        100.0%        0.0%                100.0%       0.0%
                                                -------------------------------------------------------
Power Centers weighted average                    97.7%        2.3%                 96.4%       3.6%
                                                -------------------------------------------------------

                                                -------------------------------------------------------
Wholly Owned Properties                           96.9%        3.1%                 94.3%       5.7%
Joint Venture Properties                          98.4%        1.6%                 97.6%       2.4%
                                                -------------------------------------------------------
PRI-managed                                       96.9%        3.1%                 94.3%       5.7%
Non PRI-managed                                   98.4%        1.6%                 97.6%       2.4%
                                                -------------------------------------------------------
Same Properties/Existing                          97.7%        2.3%                 96.4%       3.6%
New                                                 N/A         N/A                   N/A        N/A
Redevelopment Properties                            N/A         N/A                   N/A        N/A
                                                -------------------------------------------------------

                                                                      Occupancy
                                                                Change in % Occupancy
                                                -------------------------------------------------------
                                                                                              In-Line
                                                  Total        Total              In-Line       (Non-
                                                w/Anchor     w/Anchor            only (Non-    Anchor)
                                                   %             %                Anchor)         %
                                                 Leased      Available            % Leased    Available
                                                -------------------------------------------------------
Christiana Power Center                            0.0%        0.0%                  0.0%       0.0%
Creekview Shopping Center                          0.0%        0.0%                  0.0%       0.0%
Northeast Tower Center                             0.0%        0.0%                  0.0%       0.0%
Paxton Towne Center                                3.1%       -3.1%                  4.7%      -4.7%
The Court at Oxford Valley                        -2.1%        2.1%                 -3.9%       3.9%
Red Rose Commons                                  -0.8%        0.8%                 -0.8%       0.8%
Whitehall Mall                                    -0.2%        0.2%                 -0.4%       0.4%
Metroplex Shopping Center                          0.0%        0.0%                  0.0%       0.0%
                                                -------------------------------------------------------
Power Centers weighted average                     0.1%       -0.1%                  0.0%       0.0%
                                                -------------------------------------------------------

                                                -------------------------------------------------------
Wholly Owned Properties                            1.4%       -1.4%                  1.9%      -1.9%
Joint Venture Properties                          -0.8%        0.8%                 -1.2%       1.2%
                                                -------------------------------------------------------
PRI-managed                                        1.4%       -1.4%                  1.9%      -1.9%
Non PRI-managed                                   -0.8%        0.8%                 -1.2%       1.2%
                                                -------------------------------------------------------
Same Properties/Existing                           0.1%       -0.1%                  0.0%       0.0%
New                                                 N/A         N/A                   N/A        N/A
Redevelopment Properties                            N/A         N/A                   N/A        N/A
                                                -------------------------------------------------------

                                                                           Q202
                                                -------------------------------------------------------
                                                                                              In-Line
                                                  Total        Total              In-Line       (Non-
                                                w/Anchor     w/Anchor            only (Non-    Anchor)
                                                   %             %                Anchor)         %
                                                 Leased      Available            % Leased    Available
                                                -------------------------------------------------------
Christiana Power Center                          100.0%        0.0%                100.0%       0.0%
Creekview Shopping Center                        100.0%        0.0%                100.0%       0.0%
Northeast Tower Center                           100.0%        0.0%                100.0%       0.0%
Paxton Towne Center                               87.6%       12.4%                 81.2%      18.8%
The Court at Oxford Valley                        99.2%        0.8%                 99.2%       0.8%
Red Rose Commons                                 100.0%        0.0%                100.0%       0.0%
Whitehall Mall                                    97.8%        2.2%                 95.1%       4.9%
Metroplex Shopping Center                        100.0%        0.0%                100.0%       0.0%
                                                -------------------------------------------------------
Power Centers weighted average                    97.7%        2.3%                 96.4%       3.6%
                                                -------------------------------------------------------

                                                -------------------------------------------------------
Wholly Owned Properties                           95.4%        4.6%                 92.4%       7.6%
Joint Venture Properties                          99.2%        0.8%                 98.8%       1.2%
                                                -------------------------------------------------------
PRI-managed                                       95.4%        4.6%                 92.4%       7.6%
Non PRI-managed                                   99.2%        0.8%                 98.8%       1.2%
                                                -------------------------------------------------------
Same Properties/Existing                          97.7%        2.3%                 96.4%       3.6%
New                                                 N/A         N/A                  N/A         N/A
Redevelopment Properties                            N/A         N/A                  N/A         N/A
                                                -------------------------------------------------------

Pennsylvania REIT                                        PREIT         PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)    [LOGO Omitted]   LISTED
                                                                       NYSE

                         Strip Centers
               (Includes Non-Anchor Owned Space)

                                               Q203                          % Change                           Q202
                                -------------------------------    -----------------------------    -------------------------------
                                Avg.                                Avg.                            Avg.
                                Base       Avg. %    Additional     Base     Avg. %   Additional    Base       Avg. %    Additional
                                Rent        Rent       Charges      Rent      Rent      Charges     Rent        Rent       Charges
                                psf(1)      psf(1)       psf        psf       psf         psf       psf(1)      psf(1)        psf
                                -------------------------------    -----------------------------    -------------------------------
Crest Plaza Shopping Center     $15.21      $   -       $3.44      13.1%    -100.0%      216.0%     $13.45      $0.84        $1.09
Festival at Exton                16.55          -        3.91      -0.4%        N/A       33.5%      16.61          -         2.93
The Commons at Magnolia          12.81       0.03        1.50      11.9%     -65.7%      -24.6%      11.45       0.10         1.99
Rio Mall                          5.89          -        0.25      -3.7%        N/A      -23.0%       6.11          -         0.32
South Blanding Village            8.90          -        2.61       5.0%        N/A       32.6%       8.48          -         1.97
Springfield Park I & II          17.64          -        6.38      13.5%    -100.0%       23.5%      15.53       0.12         5.17
                                -------------------------------    -----------------------------    -------------------------------
Strip Centers weighted
  average (2)                   $13.40      $0.01       $3.05       0.3%     -82.5%        3.3%     $13.36      $0.04        $2.96
                                -------------------------------    -----------------------------    -------------------------------

Wholly Owned Properties         $13.91      $0.01       $2.90       2.0%     -50.4%       15.6%     $13.65      $0.02        $2.51
Joint Venture Properties        $12.05      $   -       $3.46      -6.1%    -100.0%       -8.4%     $12.83      $0.08        $3.78
                                -------------------------------    -----------------------------    -------------------------------
PRI-managed                     $14.54      $0.01       $3.48       2.6%     -81.9%        7.0%     $14.18      $0.05        $3.25
Non PRI-managed                 $ 5.89      $   -       $0.25      -3.7%        N/A      -23.0%     $ 6.11      $   -        $0.32
                                -------------------------------    -----------------------------    -------------------------------
Same Properties/Existing        $13.57      $   -       $3.52      -0.7%    -100.0%       12.9%     $13.68      $0.03        $3.12
New                             $12.81      $0.03       $1.50      11.9%     -65.7%      -24.6%     $11.45      $0.10        $1.99
Redevelopment Properties        $15.21      $   -       $3.44      13.1%    -100.0%      216.0%     $13.45      $0.84        $1.09
                                -------------------------------    -----------------------------    -------------------------------

(1) Base rent is actual for Q203. Additional charges and % rent are projections for 2003.

(2) Crest Plaza is classified as Redevelopment Properties and is not included in the weighted average.

                                                                          Q203
                                                -------------------------------------------------------
                                                                                              In-Line
                                                  Total        Total              In-Line       (Non-
                                                w/Anchor     w/Anchor            only (Non-    Anchor)
                                                   %             %                Anchor)         %
                                                 Leased      Available            % Leased    Available
                                                -------------------------------------------------------
Crest Plaza Shopping Center                       84.7%       15.3%                 73.5%      26.5%
Festival at Exton                                 95.5%        4.5%                 92.3%       7.7%
The Commons at Magnolia                           97.6%        2.4%                 95.3%       4.7%
Rio Mall                                          99.6%        0.4%                 97.8%       2.2%
South Blanding Village                            97.4%        2.6%                 91.4%       8.6%
Springfield Park I & II                           90.9%        9.1%                 73.5%      26.5%
                                                -------------------------------------------------------
Strip Centers weighted average (1)                96.3%        3.7%                 90.2%       9.8%
                                                -------------------------------------------------------

                                                -------------------------------------------------------
Wholly Owned Properties                           96.7%        3.3%                 93.1%       6.9%
Joint Venture Properties                          95.8%        4.2%                 83.3%      16.7%
                                                -------------------------------------------------------
PRI-managed                                       95.2%        4.8%                 89.1%      10.9%
Non PRI-managed                                   99.6%        0.4%                 97.8%       2.2%
                                                -------------------------------------------------------
Same Properties/Existing                          96.1%        3.9%                 88.7%      11.3%
New                                               97.6%        2.4%                 95.3%       4.7%
Redevelopment Properties                          84.7%       15.3%                 73.5%      26.5%
                                                -------------------------------------------------------

                                                                      Occupancy
                                                                Change in % Occupancy
                                                -------------------------------------------------------
                                                                                              In-Line
                                                  Total        Total              In-Line       (Non-
                                                w/Anchor     w/Anchor            only (Non-    Anchor)
                                                   %             %                Anchor)         %
                                                 Leased      Available            % Leased    Available
                                                -------------------------------------------------------
Crest Plaza Shopping Center                       36.0%      -36.0%                 38.8%     -38.8%
Festival at Exton                                 -2.0%        2.0%                 -3.4%       3.4%
The Commons at Magnolia                           36.4%      -36.4%                 31.5%     -31.5%
Rio Mall                                           0.0%        0.0%                  0.6%      -0.6%
South Blanding Village                            -1.7%        1.7%                 -5.5%       5.5%
Springfield Park I & II                            0.2%       -0.2%                 -9.6%       9.6%
                                                -------------------------------------------------------
Strip Centers weighted average (1)                 5.1%       -5.1%                  3.7%      -3.7%
                                                -------------------------------------------------------

                                                -------------------------------------------------------
Wholly Owned Properties                            9.1%       -9.1%                  6.6%      -6.6%
Joint Venture Properties                           0.1%       -0.1%                 -3.3%       3.3%
                                                -------------------------------------------------------
PRI-managed                                        6.7%       -6.7%                  3.6%      -3.6%
Non PRI-managed                                    0.0%        0.0%                  0.6%      -0.6%
                                                -------------------------------------------------------
Same Properties/Existing                          -0.8%        0.8%                 -3.2%       3.2%
New                                               36.4%      -36.4%                 31.5%     -31.5%
Redevelopment Properties                          36.0%      -36.0%                 38.8%     -38.8%
                                                -------------------------------------------------------

                                                                           Q202
                                                -------------------------------------------------------
                                                                                              In-Line
                                                  Total        Total              In-Line       (Non-
                                                w/Anchor     w/Anchor            only (Non-    Anchor)
                                                   %             %                Anchor)         %
                                                 Leased      Available            % Leased    Available
                                                -------------------------------------------------------
Crest Plaza Shopping Center                       48.8%       51.2%                 34.7%      65.3%
Festival at Exton                                 97.5%        2.5%                 95.7%       4.3%
The Commons at Magnolia                           61.2%       38.8%                 63.8%      36.2%
Rio Mall                                          99.6%        0.4%                 97.1%       2.9%
South Blanding Village                            99.1%        0.9%                 97.0%       3.0%
Springfield Park I & II                           90.8%        9.2%                 83.0%      17.0%
                                                -------------------------------------------------------
Strip Centers weighted average  (1)               91.2%        8.8%                 86.5%      13.5%
                                                -------------------------------------------------------

                                                -------------------------------------------------------
Wholly Owned Properties                           87.6%       12.4%                 86.4%      13.6%
Joint Venture Properties                          95.7%        4.3%                 86.6%      13.4%
                                                -------------------------------------------------------
PRI-managed                                       88.4%       11.6%                 85.4%      14.6%
Non PRI-managed                                   99.6%        0.4%                 97.1%       2.9%
                                                -------------------------------------------------------
Same Properties/Existing                          96.9%        3.1%                 91.9%       8.1%
New                                               61.2%       38.8%                 63.8%      36.2%
Redevelopment Properties                          48.8%       51.2%                 34.7%      65.3%
                                                -------------------------------------------------------

(1) Crest Plaza is classified as Redevelopment Properties and is not included in the weighted average.

Pennsylvania REIT                                        PREIT         PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)    [LOGO Omitted]   LISTED
                                                                       NYSE

                        Retail Portfolio
               (Includes Non-Anchor Owned Space)

                                               Q203                          % Change                           Q202
                                -------------------------------    -----------------------------    -------------------------------
                                Avg.                                Avg.                            Avg.
                                Base       Avg. %    Additional     Base     Avg. %   Additional    Base       Avg. %    Additional
                                Rent        Rent       Charges      Rent      Rent      Charges     Rent        Rent       Charges
                                psf(1)      psf(1)     psf(1)       psf(1)   psf(1)      psf(1)     psf(1)      psf(1)     psf(1)
                                -------------------------------    -----------------------------    -------------------------------
Retail Portfolio weighted
  average (2)                   $22.17      $0.41      $ 7.81      17.4%      10.2%       41.4%      18.88       0.37         5.53
                                -------------------------------    -----------------------------    -------------------------------

                                -------------------------------    -----------------------------    -------------------------------
Wholly Owned Properties (2)     $23.05      $0.47      $ 8.27      38.6%      22.3%      117.8%     $16.63      $0.38        $3.80
Joint Venture Properties        $20.80      $0.32      $ 7.10       2.6%     -12.1%        7.7%     $20.26      $0.37        $6.60
                                -------------------------------    -----------------------------    -------------------------------
PRI-managed (2)                 $24.07      $0.48      $ 9.08      20.3%       6.7%       45.0%     $20.00      $0.45        $6.26
Non PRI-managed                 $17.98      $0.25      $ 5.03       1.6%     -13.7%        5.8%     $17.69      $0.29        $4.76
                                -------------------------------    -----------------------------    -------------------------------
Same Properties/Existing        $17.48      $0.33      $ 4.92       1.7%     -12.8%        7.7%     $17.18      $0.38        $4.57
New                             $27.40      $0.50      $11.04       3.6%      42.3%       12.5%     $26.46      $0.35        $9.81
Redevelopment Properties (2)    $22.77      $1.09      $ 9.60       6.6%     -10.6%        8.3%     $21.35      $1.22        $8.86
                                -------------------------------    -----------------------------    -------------------------------

(1) Base rent is actual for Q203. Additional charges and % rent are projections for 2003.

(2) Crest Plaza, Magnolia Mall and Prince Georges Plaza are classified as Redevelopment Properties and are not included in the weighted average.

                                                                          Q203
                                                -------------------------------------------------------
                                                                                              In-Line
                                                  Total        Total              In-Line       (Non-
                                                w/Anchor     w/Anchor            only (Non-    Anchor)
                                                   %             %                Anchor)         %
                                                 Leased      Available            % Leased    Available
                                                -------------------------------------------------------
Retail Portfolio weighted average (1)             90.9%        9.1%                 90.0%      10.0%
                                                -------------------------------------------------------

                                                -------------------------------------------------------
Wholly Owned Properties (1)                       87.8%       12.2%                 88.1%      11.9%
Joint Venture Properties                          96.2%        3.8%                 93.2%       6.8%
                                                -------------------------------------------------------
PRI-managed (1)                                   88.8%       11.2%                 88.2%      11.8%
Non PRI-managed                                   96.6%        3.4%                 94.4%       5.6%
                                                -------------------------------------------------------
Same Properties/Existing                          94.7%        5.3%                 93.2%       6.8%
New                                               86.8%       13.2%                 86.7%      13.3%
Redevelopment Properties (1)                      89.0%       11.0%                 84.7%      15.3%
                                                -------------------------------------------------------

                                                                      Occupancy
                                                                Change in % Occupancy
                                                -------------------------------------------------------
                                                                                              In-Line
                                                  Total        Total              In-Line       (Non-
                                                w/Anchor     w/Anchor            only (Non-    Anchor)
                                                   %             %                Anchor)         %
                                                 Leased      Available            % Leased    Available
                                                -------------------------------------------------------
Retail Portfolio weighted average (1)             -3.6%        3.6%                 -0.6%       0.6%
                                                -------------------------------------------------------

                                                -------------------------------------------------------
Wholly Owned Properties (1)                       -3.7%        3.7%                  2.9%      -2.9%
Joint Venture Properties                          -0.6%        0.6%                 -1.2%       1.2%
                                                -------------------------------------------------------
PRI-managed (1)                                   -3.7%        3.7%                  1.9%      -1.9%
Non PRI-managed                                   -0.8%        0.8%                 -1.4%       1.4%
                                                -------------------------------------------------------
Same Properties/Existing                          -1.3%        1.3%                  0.3%      -0.3%
New                                               -2.3%        2.3%                  5.3%      -5.3%
Redevelopment Properties (1)                       5.0%       -5.0%                  0.3%      -0.3%
                                                -------------------------------------------------------

                                                                           Q202
                                                -------------------------------------------------------
                                                                                              In-Line
                                                  Total        Total              In-Line       (Non-
                                                w/Anchor     w/Anchor            only (Non-    Anchor)
                                                   %             %                Anchor)         %
                                                 Leased      Available            % Leased    Available
                                                -------------------------------------------------------
Retail Portfolio weighted average (1)             94.5%        5.5%                 90.6%       9.4%
                                                -------------------------------------------------------

                                                -------------------------------------------------------
Wholly Owned Properties (1)                       91.5%        8.5%                 85.1%      14.9%
Joint Venture Properties                          96.8%        3.2%                 94.4%       5.6%
                                                -------------------------------------------------------
PRI-managed (1)                                   92.4%        7.6%                 86.2%      13.8%
Non PRI-managed                                   97.4%        2.6%                 95.8%       4.2%
                                                -------------------------------------------------------
Same Properties/Existing                          96.0%        4.0%                 93.0%       7.0%
New                                               89.1%       10.9%                 81.4%      18.6%
Redevelopment Properties (1)                      84.1%       15.9%                 84.4%      15.6%
                                                -------------------------------------------------------

(1) Crest Plaza, Magnolia Mall and Prince Georges Plaza are classified as Redevelopment Properties and are not included in the weighted average.

Pennsylvania REIT                                         PREIT            PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)       [LOGO OMITTED]    LISTED
                                                                           NYSE


PREIT Services, LLC/ PREIT-RUBIN Inc.

PREIT Services, LLC and PREIT-RUBIN Inc. are the Trust's arms for comprehensive development and management of retail, multifamily and commercial properties. PREIT-RUBIN Inc. provides third party management for 18 properties representing about 5.2 million gross leasable square feet. PREIT-RUBIN Inc. also provides third party owners with a full complement of management, leasing, asset management and development services.

SUMMARY OF PORTFOLIO SERVICES

                          ------------------------------------------------------------------------------------------
                                                             June 30, 2003
                               Retail               Multifamily          Office/ Industrial           TOTAL
                          ------------------------------------------------------------------------------------------
                          #         sq ft         #         sq ft         #         sq ft        #          sq ft
                          ------------------------------------------------------------------------------------------
Managed Portfolio
PREIT-Owned (1)           21     13,245,258       2       1,338,000       4        254,791       27       14,838,049
Non-PREIT Owned (2)       13      4,175,311       1          56,250       4        927,335       18        5,158,896
                          ------------------------------------------------------------------------------------------
TOTAL                     34     17,420,569       3       1,394,250       8      1,182,126       45       19,996,945
                          ------------------------------------------------------------------------------------------

Leased Portfolio
PREIT-Owned                                                                                       -                -
Non-PREIT Owned            2      1,099,960       -               -       1        119,482        3        1,219,442
                          ------------------------------------------------------------------------------------------
TOTAL                      2      1,099,960       -               -       1        119,482        3        1,219,442
                          ------------------------------------------------------------------------------------------

Asset Managed Portfolio
PREIT-Owned (3)            7      4,254,976       2         384,000       -              -        9        4,638,976
Non-PREIT Owned            -              -       -               -       -              -        -                -
                          ------------------------------------------------------------------------------------------
TOTAL                      7      4,254,976       2         384,000       -              -        9        4,638,976
                          ------------------------------------------------------------------------------------------

Total Portfolio
PREIT-Owned               28     17,500,234       4       1,722,000       4        254,791       36       19,477,025
Non-PREIT Owned           15      5,275,271       1          56,250       5      1,046,817       21        6,378,338
                          ------------------------------------------------------------------------------------------
TOTAL                     43     22,775,505       5       1,778,250       9      1,301,608       57       25,855,363
                          ------------------------------------------------------------------------------------------

                              ---------------------------------------------------------------------------------------
                                                                  March 31, 2003
                                  Retail                Multifamily          Office/ Industrial          TOTAL
                              ---------------------------------------------------------------------------------------
                               #      sq ft          #       sq ft           #         sq ft        #       sq ft
                              ---------------------------------------------------------------------------------------
Managed Portfolio
PREIT-Owned (1)                15     7,665,859       15     5,549,784        4         254,791     34     13,470,434
Non-PREIT Owned (2)            14     5,279,169        2       123,750        4         927,335     20      6,330,254
                              ---------------------------------------------------------------------------------------
TOTAL                          29    12,945,028       17     5,673,534        8       1,182,126     54     19,800,688
                              ---------------------------------------------------------------------------------------

Leased Portfolio
PREIT-Owned                     -             -        -             -        -               -      -              -
Non-PREIT Owned                 2     1,099,960        -             -        1         119,482      3      1,219,442
                              ---------------------------------------------------------------------------------------
TOTAL                           2     1,099,960        -             -        1         119,482      3      1,219,442
                              ---------------------------------------------------------------------------------------

Asset Managed Portfolio
PREIT-Owned (3)                 7     4,254,758        4     1,171,000        -               -     11      5,425,758
Non-PREIT Owned                 -             -        -             -        -               -      -              -
                              ---------------------------------------------------------------------------------------
TOTAL                           7     4,254,758        4     1,171,000        -               -     11      5,425,758
                              ---------------------------------------------------------------------------------------

Total Portfolio
PREIT-Owned                    22    11,920,617       19     6,720,784        4         254,791     45     18,896,192
Non-PREIT Owned                16     6,379,129        2       123,750        5       1,046,817     23      7,549,696
                              ---------------------------------------------------------------------------------------
TOTAL                          38    18,299,746       21     6,844,534        9       1,301,608     68     26,445,888
                              ---------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------------------
                                                          NET GAIN (LOSS) IN CONTRACTS
                                 Retail                 Multifamily           Office/ Industrial           TOTAL
                          ----------------------------------------------------------------------------------------------
                            #            sq ft        #           sq ft         #        sq ft       #          sq ft
                          ----------------------------------------------------------------------------------------------
Managed Portfolio
PREIT-Owned (1)             6          5,579,399     (13)       (4,211,784)     -          -        (7)       1,367,615
Non-PREIT Owned (2)        (1)        (1,103,858)     (1)          (67,500)     -          -        (2)      (1,171,358)
                          ----------------------------------------------------------------------------------------------
TOTAL                       5          4,475,541     (14)       (4,279,284)     -          -        (9)         196,257
                          ----------------------------------------------------------------------------------------------

Leased Portfolio
PREIT-Owned                 -                  -       -                 -      -          -         -                -
Non-PREIT Owned             -                  -       -                 -      -          -         -                -
                          ----------------------------------------------------------------------------------------------
TOTAL                       -                  -       -                 -      -          -         -                -
                          ----------------------------------------------------------------------------------------------

Asset Managed Portfolio
PREIT-Owned (3)             -                218      (2)         (787,000)     -          -        (2)        (786,782)
Non-PREIT Owned             -                  -       -                 -      -          -         -                -
                          ----------------------------------------------------------------------------------------------
TOTAL                       -                218      (2)         (787,000)     -          -        (2)        (786,782)
                          ----------------------------------------------------------------------------------------------

Total Portfolio
PREIT-Owned                 6          5,579,617     (15)       (4,998,784)     -          -        (9)         580,833
Non-PREIT Owned            (1)        (1,103,858)     (1)          (67,500)     -          -        (2)      (1,171,358)
                          ----------------------------------------------------------------------------------------------
TOTAL                       5          4,475,759     (16)       (5,066,284)     -          -       (11)        (590,525)
                          ----------------------------------------------------------------------------------------------

(1) The decrease in PREIT-Owned is a net result of the acquisition of six shopping malls from the Rouse Company and the sale of PREIT 13 wholly-owned multifamily properties.

(2) The reduction in Non-PREIT owned GLA resulted primarily from the sale of Christiana Mall.

(3) The reduction in PREIT owned GLA resulted from the sale of two joint venture multifamily properties.

Pennsylvania REIT                                            PREIT        PEI
                                                        [LOGO OMITTED]   LISTED
FLASH REPORT (June 30, 2003)                                              NYSE
----------------------------
Financial Statement

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Q2 03
                                                                              (3 months ended 6/30/03)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Corporate/
                                                             Retail       Multifamily    Other Properties     TOTAL        % Change
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Revenues:
Same Store                                                 $15,235,858    $         0      $    83,421    $ 15,319,279       0.8%
New                                                         20,312,837              -                -      20,312,837        N/A
Redevelopment                                                5,288,178              -                -       5,288,178        N/A
Discontinued Operations                                              -     10,640,834                -      10,640,834
-----------------------------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                                  40,836,873     10,640,834           83,421      51,561,128       92.4%
-----------------------------------------------------------------------------------------------------------------------------------
Operating Expenses:
Same Store                                                   3,912,924              -            4,695       3,917,619       11.4%
New                                                          8,156,228              -                -       8,156,228        N/A
Redevelopment                                                1,808,233              -                -       1,808,233        N/A
Discontinued Operations                                              -      5,263,362                        5,263,362      -10.1%
-----------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                    13,877,385      5,263,362            4,695      19,145,442       45.1%
-----------------------------------------------------------------------------------------------------------------------------------
NOI:
Same Store                                                  11,322,934              -           78,726      11,401,660       -2.3%
New                                                         12,156,609              -                -      12,156,609        N/A
Redevelopment                                                3,479,945              -                -       3,479,945        N/A
Discontinued Operations                                              -      5,377,472                -       5,377,472      -35.2%
-----------------------------------------------------------------------------------------------------------------------------------
NOI (2)                                                     26,959,488      5,377,472           78,726      32,415,686       16.8%
-----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):
Management Company Revenue                                           -              -        3,791,550       3,791,550       76.2%
Interest Income                                                      -              -          193,127         193,127      -45.6%
General & Administrative
Corporate Payroll                                                    -              -       (3,948,117)     (3,948,117)      11.7%
Other G&A Expenses                                                   -              -       (3,569,291)     (3,569,291)      36.7%
-----------------------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
DEPRECIATION AND AMORTIZATION                               26,959,488      5,377,472       (3,454,005)     28,882,955       19.7%
-----------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                           (12,088,601)    (1,886,514)               -     (13,975,115)      20.8%
Depreciation and Amortization                               (8,306,203)             -          (12,915)     (8,319,118)      8.3%
Gain(loss) on Sale of Interests in RE                          (79,800)     4,401,603                        4,321,803        N/A
DISCONTINUED OPERATIONS
Income from Disposed Real Estate                                     -              -                -               -        N/A
Minority Interest of O.P. Unitholders                                -              -      (15,649,831)    (15,649,831)       N/A
Gain(loss) on Disposition of Discontinued Operations                      150,200,805                -     150,200,805        N/A
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                        -    150,200,805      (15,649,831)    134,550,974        N/A
-----------------------------------------------------------------------------------------------------------------------------------
Extraordinary item(Loss on early extinguishment of debt)             -              -                -               -        N/A
Minority Interest of O.P. Unit Holders                               -              -         (823,758)       (823,758)     168.6%
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                   6,484,884    158,093,366      (19,940,509)    144,637,741      3156.4%
-----------------------------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                                     79,800   (154,602,408)               -    (154,522,608)       N/A
Depreciation and Amor. of Real Estate                        8,306,203              -           12,915       8,319,118       8.3%
FFO Adjustments                                                      -              -       16,408,589      16,408,589      2863.5%
-----------------------------------------------------------------------------------------------------------------------------------
FFO                                                         14,870,887      3,490,958       (3,519,005)     14,842,840       17.1%
-----------------------------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents                            (612,136)             -                -        (612,136)     168.6%
Recurring Capital Expenditures                                 (86,078)      (675,455)               -        (761,533)     -13.6%
Amortization of Debt Premium                                (1,117,767)                                     (1,117,767)
-----------------------------------------------------------------------------------------------------------------------------------
FAD                                                        $13,054,906     $2,815,503       (3,519,005)    $12,351,404       6.8%
-----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                                                                  $ 9,352,573       1.7%
Share Price (at close)                                                                                          $29.95       10.5%
Weighted Average Number of Shares                                                                           16,615,576       2.5%
WA number of Shares and O.P. Units                                                                          18,614,284       3.3%
-----------------------------------------------------------------------------------------------------------------------------------
Net Income/Share                                                                                                 $8.70      3078.0%
FFO/Share and O.P. Units                                                                                         $0.80       13.4%
FAD/Share and O.P. Units                                                                                         $0.66       3.4%
Dividend/Share and O.P. Units                                                                                    $0.51       0.0%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                    Q2 02
                                                                           (3 months ended 6/30/02)
-----------------------------------------------------------------------------------------------------------------------
                                                                                           Corporate/
                                                             Retail      Multifamily    Other Properties       TOTAL
-----------------------------------------------------------------------------------------------------------------------
Real Estate Revenues:
Same Store                                                 $15,111,472   $         0       $    81,581     $ 15,193,053
New                                                          6,316,968             -                 -        6,316,968
Redevelopment                                                5,293,645             -                 -        5,293,645
Discontinued Operations                                              -    14,152,792                 -       14,152,792
-----------------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                                  26,722,085    14,152,792            81,581       26,803,666
-----------------------------------------------------------------------------------------------------------------------
Operating Expenses:
Same Store                                                   3,511,181             -             5,980        3,517,161
New                                                          2,143,643             -                 -        2,143,643
Redevelopment                                                1,682,567             -                 -        1,682,567
Discontinued Operations                                              -     5,852,269                          5,852,269
-----------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                     7,337,391     5,852,269             5,980       13,195,640
-----------------------------------------------------------------------------------------------------------------------
NOI:
Same Store                                                  11,600,291             -            75,601       11,675,892
New                                                          4,173,325             -                 -        4,173,325
Redevelopment                                                3,611,078             -                 -        3,611,078
Discontinued Operations                                              -     8,300,523                          8,300,523
-----------------------------------------------------------------------------------------------------------------------
NOI (2)                                                     19,384,694     8,300,523            75,601       27,760,818
-----------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):
Management Company Revenue                                           -             -         2,151,596        2,151,596
Interest Income                                                      -             -           354,849          354,849
General & Administrative
Corporate Payroll                                                    -             -        (3,535,982)      (3,535,982)
Other G&A Expenses                                                   -             -        (2,611,050)      (2,611,050)
-----------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
DEPRECIATION AND AMORTIZATION                               19,384,694     8,300,523        (3,564,986)      24,120,231
-----------------------------------------------------------------------------------------------------------------------
Interest Expense                                            (8,030,891)   (3,550,577)           10,757      (11,570,711)
Depreciation and Amortization                               (5,370,284)   (2,297,580)          (12,915)      (7,680,779)
Gain(loss) on Sale of Interests in RE                                -             -                 -                -
DISCONTINUED OPERATIONS
Income from Disposed Real Estate                                70,839             -                 -           70,839
Minority Interest of O.P. Unitholders                                -             -          (191,297)        (191,297)
Gain(loss) on Disposition of Discontinued Operations                 -             -                 -                -
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                   70,839             -          (191,297)        (120,458)
-----------------------------------------------------------------------------------------------------------------------
Extraordinary item(Loss on early extinguishment of debt)                           -                 -                -
Minority Interest of O.P. Unit Holders                               -             -          (306,655)        (306,655)
-----------------------------------------------------------------------------------------------------------------------
NET INCOME                                                   6,054,358     2,452,366        (4,065,096)       4,441,628
-----------------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                                          -             -                 -                -
Depreciation and Amor. of Real Estate                        5,370,284     2,297,580            12,915        7,680,779
FFO Adjustments                                                      -             -           553,687          553,687
-----------------------------------------------------------------------------------------------------------------------
FFO                                                         11,424,642     4,749,946        (3,498,494)      12,676,094
-----------------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents                            (227,941)            -                 -         (227,941)
Recurring Capital Expenditures                                 (39,433)     (842,329)                -         (881,762)
Amortization of Debt Premium                                         -             -                 -                -
-----------------------------------------------------------------------------------------------------------------------
FAD                                                        $11,157,268    $3,907,617       ($3,498,494)     $11,566,391
-----------------------------------------------------------------------------------------------------------------------
Dividends                                                                                                   $ 9,200,226
Share Price (at close)                                                                                           $27.11
Weighted Average Number of Shares                                                                            16,215,645
WA number of Shares and O.P. Units                                                                           18,024,071
-----------------------------------------------------------------------------------------------------------------------
Net Income/Share                                                                                                  $0.27
FFO/Share and O.P. Units                                                                                          $0.70
FAD/Share and O.P. Units                                                                                          $0.64
Dividend/Share and O.P. Units                                                                                     $0.51
-----------------------------------------------------------------------------------------------------------------------

Balance Sheet

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Q2 03
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Corporate/
                                                            Retail        Multifamily   Other Properties       Total       % Change
-----------------------------------------------------------------------------------------------------------------------------------
Investment in Real Estate, at cost                      $1,151,324,700    $72,410,503     $ 15,664,644    $1,239,399,847     32.3%
Accumulated Depreciation                                   (86,614,873)   (21,379,445)      (2,051,443)     (110,045,761)   -34.1%
Investment in and advances to Partnership and JVs                    -              -        1,123,207         1,123,207    213.5%
Other Assets                                               102,071,918      2,620,458       31,954,627       136,647,003     59.6%
-----------------------------------------------------------------------------------------------------------------------------------
Total Assets                                            $1,166,781,745    $53,651,516     $ 46,691,035    $1,267,124,296     48.1%
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Notes                                          $  661,629,178    $37,335,540     $          -    $  698,964,718     43.3%
Line of Credit                                              87,553,497              -       30,346,504       117,900,000     -0.5%
Acquisition Term Loan & Unsecured Line of Credit            20,249,935              -                -        20,249,935      N/A
Other Liabilities                                           24,849,397      1,299,939       17,373,054        43,522,390     32.2%
-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                       $  794,282,007    $38,635,479     $ 47,719,558    $  880,637,043     37.8%
-----------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                       $    5,680,717              -     $ 56,147,376       $61,828,093     89.9%
Total Shareholders Equity                                            -              -      324,659,160       324,659,160     76.6%
-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Shareholder Equity                $  799,962,724    $38,635,479     $428,526,094    $1,267,124,296     48.1%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Q2 03                               Change
-----------------------------------------------------------------------------------------------------------------------------------
NOI/Investment in Real Estate                                                                                       2.6%    -0.3%
Total Dividends/Total FFO                                                                                          63.0%    -9.6%
Dividends/FFO per share                                                                                            64.0%    -8.6%
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                    Q2 02
----------------------------------------------------------------------------------------------------------------------
                                                                                           Corporate/
                                                            Retail         Multifamily  Other Properties    Total
----------------------------------------------------------------------------------------------------------------------
Investment in Real Estate, at cost                        $629,447,831    $285,545,595   $ 21,566,912   $ 936,560,338
Accumulated Depreciation                                   (74,558,282)    (90,438,537)    (1,999,783)   (166,996,602)
Investment in and advances to Partnership and JVs                    -               -        358,331         358,331
Other Assets                                                41,898,566      10,264,128     33,435,972      85,598,666
----------------------------------------------------------------------------------------------------------------------
Total Assets                                              $596,788,115    $205,371,186   $ 53,361,432   $ 855,520,733
----------------------------------------------------------------------------------------------------------------------
Mortgage Notes                                            $289,293,993    $198,401,464   $          -   $ 487,695,457
Line of Credit                                              84,429,488               -     34,070,512     118,500,000
Acquisition Term Loan & Unsecured Line of Credit                     -               -              -               -
Other Liabilities                                           12,704,188       5,409,789     14,815,009      32,928,986
----------------------------------------------------------------------------------------------------------------------
Total Liabilities                                         $386,427,669    $203,811,253   $ 48,885,521   $ 639,124,443
----------------------------------------------------------------------------------------------------------------------
Minority Interest                                             $695,676               -   $ 31,857,194     $32,552,870
Total Shareholders Equity                                            -               -    183,843,420     183,843,420
----------------------------------------------------------------------------------------------------------------------
Total Liabilities and Shareholder Equity                  $387,123,345    $203,811,253   $264,586,135   $ 855,520,733
----------------------------------------------------------------------------------------------------------------------

Ratios
----------------------------------------------------------------------------------------------------------------------
                                                                                    Q2 02
----------------------------------------------------------------------------------------------------------------------
NOI/Investment in Real Estate                                                                                    3.0%
Total Dividends/Total FFO                                                                                       72.6%
Dividends/FFO per share                                                                                         72.5%
----------------------------------------------------------------------------------------------------------------------

NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT                                      PREIT            PEI
                                                     [LOGO OMITTED]    LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)                       NYSE

BALANCE SHEET-RECONCILIATION TO GAAP
(Wholly Owned vs. JVs)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       June 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                         Combined     Adjustments to                    Assets Held
                                                         TOTAL (1)     Equity Method     Subtotal        for Sale         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                                $1,151,324,700  $(197,499,583)   $ 953,825,117  $           -   $ 953,825,117
     Multifamily Properties                               72,410,503     (5,947,802)      66,462,701    (66,462,701)              -
     Industrial Properties                                 2,504,211              -        2,504,211              -       2,504,211
     Construction In Progress                             13,160,433     (1,559,524)      11,600,909              -      11,600,909
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE             1,239,399,847   (205,006,909)   1,034,392,938    (66,462,701)    967,930,237
     Accumulated Depreciation                           (110,045,761)    43,479,796      (66,565,965)    17,578,164     (48,987,801)
------------------------------------------------------------------------------------------------------------------------------------
Net Real Estate                                        1,129,354,086   (161,527,113)     967,826,973    (48,884,537)    918,942,436
------------------------------------------------------------------------------------------------------------------------------------

Investment in and advances to Partnerships and JVs         1,200,000     28,494,542       29,694,542              -      29,694,542

------------------------------------------------------------------------------------------------------------------------------------
                                                       1,130,554,086   (133,032,571)     997,444,722    (48,884,537)    948,560,185
------------------------------------------------------------------------------------------------------------------------------------
     Allowance for Possible Losses
------------------------------------------------------------------------------------------------------------------------------------
                                                       1,130,554,086   (133,032,571)     997,444,722    (48,884,537)    948,560,185
------------------------------------------------------------------------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents                            15,035,033     (6,323,226)       8,711,807                      8,711,807
     Rents and Other Receivables                          22,922,514     (9,022,617)      15,019,897              -      15,019,897
     Assets held for sale                                  1,431,668         44,036        1,475,704     48,884,537      50,360,241
     Intangible Assets                                    45,494,357              -       45,494,357              -      45,494,357
     Deferred Costs, Prepaid Taxes & Exp. &
       Other Assets                                       51,686,638    (12,776,852)      38,909,786                     38,909,786
------------------------------------------------------------------------------------------------------------------------------------
         TOTAL OTHER ASSETS                              136,570,210    (28,078,659)     108,491,551     48,884,537     157,376,088

------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                           1,267,124,296   (161,111,230)   1,106,013,066              -   1,106,013,066
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                              698,964,718   (155,488,042)     543,476,676    (33,888,117)    509,588,559
     Bank Loans Payable                                  117,900,000              -      117,900,000              -     117,900,000
     Acquisition Term Loan & Unsecured Line of Credit     20,249,935              -       20,249,935              -      20,249,935
     Assets held for sale                                  1,299,939       (179,955)       1,119,984     33,888,117      35,008,101
     Other Liabilities                                    42,222,451     (5,443,233)      36,779,218                     36,779,218
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                        880,637,043   (161,111,230)     719,525,813              -     719,525,813
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                         61,828,093              -       61,828,093              -      61,828,093
------------------------------------------------------------------------------------------------------------------------------------

Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par              16,837,304              -       16,837,304              -      16,837,304
     Capital Contributed in Excess of Par                220,081,547              -      220,081,547              -     220,081,547
     Restricted Stock                                     (3,121,496)             -       (3,121,496)             -      (3,121,496)
     Other Comprehensive Income                           (3,238,850)             -       (3,238,850)             -      (3,238,850)
     Distributions in Excess of Net Income                94,100,655              -       94,100,655              -      94,100,655
------------------------------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                               324,659,160              -      324,659,160              -     324,659,160
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $1,267,124,296  $(161,111,230)  $1,106,013,066  $           -  $1,106,013,066
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    December 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                         Combined     Adjustments to                    Assets Held
                                                         TOTAL (1)     Equity Method     Subtotal        for Sale         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                                $620,345,902    $(197,299,357)   $423,046,545   $           -   $423,046,545
     Multifamily Properties                            305,335,579      (14,728,865)    290,606,714                    290,606,714
     Industrial Properties                               2,504,211                -       2,504,211               -      2,504,211
     Construction In Progress                           24,825,973       (1,554,110)     23,271,863               -     23,271,863
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE             953,011,665     (213,582,332)    739,429,333               -    739,429,333
     Accumulated Depreciation                         (180,493,036)      43,759,779    (136,733,257)                  (136,733,257)
------------------------------------------------------------------------------------------------------------------------------------
Net Real Estate                                        772,518,629     (169,822,553)    602,696,076               -    602,696,076
------------------------------------------------------------------------------------------------------------------------------------

Investment in and advances to Partnerships and JVs         105,309       25,256,374      25,361,683               -     25,361,683

------------------------------------------------------------------------------------------------------------------------------------
                                                       772,623,938     (144,566,179)    628,057,759               -    628,057,759
------------------------------------------------------------------------------------------------------------------------------------
     Allowance for Possible Losses
------------------------------------------------------------------------------------------------------------------------------------
                                                       772,623,938     (144,566,179)    628,057,759               -    628,057,759
------------------------------------------------------------------------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents                          18,628,137       (5,075,355)     13,552,782               -     13,552,782
     Rents and Other Receivables                        23,365,079      (10,122,016)     13,243,063               -     13,243,063
     Assets held for sale                                        -                -               -               -              -
     Intangible Assets                                  12,793,886                -      12,793,886               -     12,793,886
     Deferred Costs, Prepaid Taxes & Exp. &
       Other Assets                                     49,997,466      (13,981,793)     36,015,673               -     36,015,673
------------------------------------------------------------------------------------------------------------------------------------
         TOTAL OTHER ASSETS                            104,784,568      (29,179,164)     75,605,404               -     75,605,404

------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                           877,408,506     (173,745,343)    703,663,163               -    703,663,163
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                            486,479,770     (166,728,446)    319,751,324               -    319,751,324
     Bank Loans Payable                                130,800,000                -     130,800,000               -    130,800,000
     Acquisition Term Loan & Unsecured Line of Credit            -                -               -               -              -
     Assets held for sale                                        -                -               -               -              -
     Other Liabilities                                  39,643,762       (7,016,897)     32,626,865               -     32,626,865
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                      656,923,532     (173,745,343)    483,178,189               -    483,178,189
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                       32,472,437                -      32,472,437               -     32,472,437
------------------------------------------------------------------------------------------------------------------------------------

Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par            16,697,117                -      16,697,117               -     16,697,117
     Capital Contributed in Excess of Par              216,768,855                -     216,768,855               -    216,768,855
     Restricted Stock                                   (2,513,191)               -      (2,513,191)              -     (2,513,191)
     Other Comprehensive Income                         (4,365,728)               -      (4,365,728)              -     (4,365,728)
     Distributions in Excess of Net Income             (38,574,516)               -     (38,574,516)              -    (38,574,516)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                             188,012,537                -     188,012,537               -    188,012,537
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $877,408,506    $(173,745,343)   $703,663,163   $           -   $703,663,163
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      June 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                         Combined     Adjustments to                    Assets Held
                                                         TOTAL (1)     Equity Method     Subtotal        for Sale         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                                $629,447,831    $(201,621,036)   $427,826,795   $            -  $427,826,795
     Multifamily Properties                            285,545,595      (29,125,026)    256,420,569                -   256,420,569
     Industrial Properties                               2,504,211                -       2,504,211                -     2,504,211
     Construction In Progress                           19,062,701       (1,970,173)     17,092,528                -    17,092,528
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE             936,560,338     (232,716,235)    703,844,103                -   703,844,103
     Accumulated Depreciation                         (166,996,602)      44,386,374    (122,610,228)               -  (122,610,228)
------------------------------------------------------------------------------------------------------------------------------------
Net Real Estate                                        769,563,736     (188,329,861)    581,233,875                -   581,233,875
------------------------------------------------------------------------------------------------------------------------------------

Investment in and advances to Partnerships and JVs         358,331       26,333,873      26,692,204                -    26,692,204

------------------------------------------------------------------------------------------------------------------------------------
                                                       769,922,067     (161,995,988)    607,926,079                -   607,926,079
------------------------------------------------------------------------------------------------------------------------------------
     Allowance for Possible Losses
------------------------------------------------------------------------------------------------------------------------------------
                                                       769,922,067     (161,995,988)    607,926,079                -   607,926,079
------------------------------------------------------------------------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents                          16,520,755       (7,756,219)      8,764,536                -     8,764,536
     Rents and Other Receivables                        10,945,844       (2,521,094)      8,424,750                -     8,424,750
     Assets held for sale                                        -                -               -                -             -
     Intangible Assets                                  12,793,886                -      12,793,886                -    12,793,886
     Deferred Costs, Prepaid Taxes & Exp. &
       Other Assets                                     45,338,181      (12,907,701)     32,430,480                -    32,430,480
------------------------------------------------------------------------------------------------------------------------------------
         TOTAL OTHER ASSETS                             85,598,666      (23,185,014)     62,413,652                -    62,413,652

------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                           855,520,733     (185,181,002)    670,339,731                -   670,339,731
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                            487,695,457     (177,552,539)    310,142,918                -   310,142,918
     Bank Loans Payable                                118,500,000                -     118,500,000                -   118,500,000
     Acquisition Term Loan & Unsecured Line of Credit            -                -               -                -             -
     Assets held for sale                                        -                -               -                -             -
     Other Liabilities                                  32,928,986       (7,628,463)     25,300,523                -    25,300,523
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                      639,124,443     (185,181,002)    453,943,441                -   453,943,441
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                       32,552,870                -      32,552,870                -    32,552,870
------------------------------------------------------------------------------------------------------------------------------------

Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par            16,462,869                -      16,462,869                -    16,462,869
     Capital Contributed in Excess of Par              211,205,950                -     211,205,950                -   211,205,950
     Restricted Stock                                   (3,204,433)               -      (3,204,433)               -    (3,204,433)
     Other Comprehensive Income                         (3,315,686)               -      (3,315,686)               -    (3,315,686)
     Distributions in Excess of Net Income             (37,305,280)               -     (37,305,280)               -   (37,305,280)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                             183,843,420                -     183,843,420                -   183,843,420
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $855,520,733    $(185,181,002)   $670,339,731   $            -  $670,339,731
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

Pennsylvania REIT                                        PREIT         PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)    [LOGO Omitted]   LISTED
                                                                       NYSE
INCOME STATEMENT-RECONCILIATION TO GAAP (1)
QUARTERLY COMPARISON
(Wholly Owned vs. JV's)

                                                                                    Q2 03
                                                                           (3 months ended 6/30/03)
                                               -------------------------------------------------------------------------------------
                                                 Combined    Adjustments to                  Assets Held                  TOTAL %
                                                 TOTAL (3)   Equity Method      Subtotal      for Sale         Total      CHANGE
                                               -------------------------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)                  $ 37,715,580   $ (7,228,316)   $ 30,487,264   $(9,476,955)  $ 21,010,309     81.8%
Straight-Lining of Base Rents                       612,136        (54,198)        557,938                      557,938    227.3%
Percentage Rents                                    288,141        (82,791)        205,350                      205,350     -9.7%
Lease Termination                                    68,453         (6,239)         62,214       (62,214)             -   -100.0%
Expense Recoveries & Other Income                12,876,818     (2,799,510)     10,077,308      (357,256)     9,720,052    179.5%
                                               -------------------------------------------------------------------------------------
TOTAL REVENUES                                   51,561,128    (10,171,054)     41,390,074    (9,896,425)    31,493,649     97.7%
                                               -------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                        14,460,123     (2,839,652)     11,620,471    (4,005,337)     7,615,134    177.8%
Real Estate Taxes                                 4,685,319       (846,218)      3,839,101      (923,139)     2,915,962    167.5%
                                               -------------------------------------------------------------------------------------
TOTAL EXPENSES                                   19,145,442     (3,685,870)     15,459,572    (4,928,476)    10,531,096    174.9%
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
NET OPERATING INCOME                             32,415,686     (6,485,184)     25,930,502    (4,967,949)    20,962,553     73.3%
                                               =====================================================================================
OTHER INCOME (EXPENSES)
Management Company Revenue                        3,791,550              -       3,791,550                    3,791,550     76.2%
Interest Income                                $    193,127              -         193,127                      193,127    -45.6%
General & Administrative:
Corporate Payroll                                (3,948,117)             -      (3,948,117)                  (3,948,117)    11.7%
Other G&A Expenses                               (3,569,291)             -      (3,569,291)                  (3,569,291)    36.7%
                                               -------------------------------------------------------------------------------------
Earnings before interest expenses,
  taxes, depreciation and amortization           28,882,955     (6,485,184)     22,397,771    (4,967,949)    17,429,822    106.1%
                                               -------------------------------------------------------------------------------------
Interest Expense (2)                            (13,975,115)     3,137,090     (10,838,025)    1,740,728     (9,097,297)   110.3%
Depreciation & Amortization                      (8,319,118)     1,324,953      (6,994,165)            -     (6,994,165)   114.1%
                                               -------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)                   (22,294,233)     4,462,043     (17,832,190)    1,740,728    (16,091,462)   111.9%
                                               -------------------------------------------------------------------------------------
Equity in Income of partnerships and JVs                  -      2,023,141       2,023,141                    2,023,141
                                               -------------------------------------------------------------------------------------
Gains (losses) on sales of interests in
  Real Estate                                     4,321,803              -       4,321,803             -      4,321,803       N/A
                                               -------------------------------------------------------------------------------------
Income before Minority Interest                  10,910,525              -      10,910,525    (3,227,221)     7,683,304    178.8%
                                               -------------------------------------------------------------------------------------
Minority Interest of O.P. Unitholders              (823,758)             -        (823,758)            -       (823,758)   168.6%
                                               -------------------------------------------------------------------------------------
Income from Operations                           10,086,767              -      10,086,767    (3,227,221)     6,859,546    180.1%
                                               -------------------------------------------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate                          -              -               -     3,227,221      3,227,221     47.8%
Equity in Income of partnerships and JVs                                                                              -
Minority Interest of O.P. Unitholders           (15,649,831)             -     (15,649,831)                 (15,649,831)      N/A
Gain (losses) on Disposition of Discontinued
  Operations                                    150,200,805              -     150,200,805                  150,200,805       N/A
                                               -------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                   134,550,974              -     134,550,974     3,227,221    137,778,195       N/A
                                               -------------------------------------------------------------------------------------
Extraordinary item(Loss on early
  extinguishment of debt)                                 -              -               -             -              -       N/A
                                               -------------------------------------------------------------------------------------
NET INCOME                                     $144,637,741   $          -    $144,637,741   $         -   $144,637,741   3156.4%
                                               -------------------------------------------------------------------------------------

                                                                                    Q2 02
                                                                           (3 months ended 6/30/02)
                                               -------------------------------------------------------------------------------------
                                                  Combined     Adjustments to                      Assets Held
                                                  TOTAL(3)     Equity Method       Subtotal         for Sale               Total
                                               -------------------------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)                  $ 32,212,167   $ (8,821,206)      $23,390,961      $(11,834,932)        $ 11,556,029
Straight-Lining of Base Rents                       225,663        (55,218)          170,445                 -              170,445
Percentage Rents                                    312,766        (85,436)          227,330                                227,330
Lease Termination                                   626,816        (61,132)          565,684           (69,797)             495,887
Expense Recoveries & Other Income                 7,579,046     (3,545,249)        4,033,797          (555,598)           3,478,199
                                               -------------------------------------------------------------------------------------
TOTAL REVENUES                                   40,956,458    (12,568,241)       28,388,217       (12,460,327)          15,927,890
                                               -------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                         9,965,907     (3,165,313)        6,800,594        (4,058,936)           2,741,658
Real Estate Taxes                                 3,229,733     (1,037,595)        2,192,138        (1,102,258)           1,089,880
                                               -------------------------------------------------------------------------------------
TOTAL EXPENSES                                   13,195,640     (4,202,908)        8,992,732        (5,161,194)           3,831,538
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
NET OPERATING INCOME                             27,760,818     (8,365,333)       19,395,485        (7,299,133)          12,096,352
                                               =====================================================================================
OTHER INCOME (EXPENSES)
Management Company Revenue                        2,151,596              -         2,151,596                 -            2,151,596
Interest Income                                     354,849              -           354,849                 -              354,849
General & Administrative:
Corporate Payroll                                (3,535,982)             -        (3,535,982)                -           (3,535,982)
Other G&A Expenses                               (2,611,050)             -        (2,611,050)                -           (2,611,050)
                                               -------------------------------------------------------------------------------------
Earnings before interest expenses,
  taxes, depreciation and amortization           24,120,231     (8,365,333)       15,754,898        (7,299,133)           8,455,765
                                               -------------------------------------------------------------------------------------
Interest Expense (2)                            (11,570,711)     4,124,718        (7,445,993)        3,120,037           (4,325,956)
Depreciation & Amortization                      (7,680,779)     2,347,670        (5,333,109)        2,066,346           (3,266,763)
                                               -------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)                   (19,251,490)     6,472,388       (12,779,102)        5,186,383           (7,592,719)
                                               -------------------------------------------------------------------------------------
Equity in Income of partnerships and JVs                         1,892,945         1,892,945                              1,892,945
                                               -------------------------------------------------------------------------------------
Gains (losses) on sales of interests in
  Real Estate                                             -              -                 -                 -                    -
                                               -------------------------------------------------------------------------------------
Income before Minority Interest                   4,868,741              -         4,868,741        (2,112,750)           2,755,991
                                               -------------------------------------------------------------------------------------
Minority Interest of O.P. Unitholders              (306,655)             -          (306,655)                -             (306,655)
                                               -------------------------------------------------------------------------------------
Income from Operations                            4,562,086              -         4,562,086        (2,112,750)           2,449,336
                                               -------------------------------------------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate                     70,839              -            70,839         2,112,750            2,183,589
Equity in Income of partnerships and JVs                                                                                          -
Minority Interest of O.P. Unitholders              (191,297)             -          (191,297)                -             (191,297)
Gain (losses) on Disposition of Discontinued
  Operations                                              -              -                 -                 -                    -
                                               -------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                      (120,458)             -          (120,458)        2,112,750            1,992,292
                                               -------------------------------------------------------------------------------------
Extraordinary item(Loss on early
  extinguishment of debt)                                 -              -                 -                 -                    -
                                               -------------------------------------------------------------------------------------
NET INCOME                                     $  4,441,628   $          -       $ 4,441,628      $          -          $ 4,441,628
                                               -------------------------------------------------------------------------------------

(1) Prior period income and expenses have been restated to adjust for discontinued operations.

(2) Capitalized interest expense for the line of credit and construction loans of $367,111 not included in the quarter ended 6/30/03 and $322,243 not included in the quarter ended 6/30/02.

(3) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

Pennsylvania REIT                                        PREIT         PEI
FLASH REPORT-RECONCILIATION TO GAAP (June 30, 2003)  [LOGO Omitted]   LISTED
Financial Statement                                                    NYSE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Q2 03
                                                                                   (3 months ended 6/30/03)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Adjustments to                Assets Held
                                                        Combined TOTAL    Equity Method   Subtotal       for Sale        Total
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Revenues:
Same Store                                                $ 15,319,279     (7,652,060)     $7,667,219             -   $  7,667,219
New                                                         20,312,837     (1,774,585)     18,538,252             -     18,538,252
Redevelopment                                                5,288,178              -       5,288,178             -      5,288,178
Discontinued                                                10,640,834       (744,409)      9,896,425    (9,896,425)             -
-----------------------------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                                  51,561,128     10,171,054)     41,390,074    (9,896,425)    31,493,649
-----------------------------------------------------------------------------------------------------------------------------------
Operating Expenses:
Same Store                                                   3,917,619     (2,275,486)      1,642,133             -      1,642,133
New                                                          8,156,228     (1,075,498)      7,080,730             -      7,080,730
Redevelopment                                                1,808,233              -       1,808,233             -      1,808,233
Discontinued                                                 5,263,362       (334,886)      4,928,476    (4,928,476)             -
-----------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                    19,145,442     (3,685,870)     15,459,572    (4,928,476)    10,531,096
-----------------------------------------------------------------------------------------------------------------------------------
NOI:
Same Store                                                  11,401,660     (5,376,574)      6,025,086             -      6,025,086
New                                                         12,156,609       (699,087)     11,457,522             -     11,457,522
Redevelopment                                                3,479,945              -       3,479,945             -      3,479,945
Discontinued                                                 5,377,472       (409,523)      4,967,949    (4,967,949)             -
-----------------------------------------------------------------------------------------------------------------------------------
NOI (2)                                                     32,415,686     (6,485,184)     25,930,502    (4,967,949)    20,962,553
-----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):
Management Company Revenue                                   3,791,550              -       3,791,550             -      3,791,550
Interest Income                                                193,127              -         193,127             -        193,127
General & Administrative:                                                           -               -             -              -
Corporate Payroll                                           (3,948,117)             -      (3,948,117)            -     (3,948,117)
Other G&A Expenses                                          (3,569,291)             -      (3,569,291)            -     (3,569,291)
-----------------------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
DEPRECIATION AND AMORTIZATION                               28,882,955     (6,485,184)     22,397,771    (4,967,949)    17,429,822
-----------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                           (13,975,115)     3,137,090     (10,838,025)   $1,740,728     (9,097,297)
Depreciation and Amortization                               (8,319,118)     1,324,953      (6,994,165)            -     (6,994,165)
Equity in income of partnership and JVs                              -      2,023,141       2,023,141             -      2,023,141
Gain(loss) on Sale of Interests in RE                        4,321,803              -       4,321,803             -      4,321,803
DISCONTINUED OPERATIONS:                                             -              -               -             -              -
Income from Disposed Real Estate                                     -              -               -     3,227,221      3,227,221
Equity in income of partnership and JVs                              -              -               -             -              -
Minority Interest of O.P. Unitholders                      (15,649,831)             -     (15,649,831)            -    (15,649,831)
Gain (losses) on Disposition of Discontinued Operations    150,200,805              -               -   150,200,805    150,200,805
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                              134,550,974              -     (15,649,831)  153,428,026    137,778,195
-----------------------------------------------------------------------------------------------------------------------------------
Extraordinary item(Loss on early extinguishment of debt)             -              -               -             -              -
Minority Interest of OP Unit Holders                          (823,758)             -        (823,758)            -       (823,758)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                 144,637,741              -      (5,563,064)  150,200,805    144,637,741
-----------------------------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                                 (4,321,803)             -      (4,321,803)            -     (4,321,803)
Depreciation and Amor. of Real Estate                        8,319,118              -       8,319,118             -      8,319,118
FFO Adjustments                                           (133,792,216)             -    (133,792,216)            -   (133,792,216)
-----------------------------------------------------------------------------------------------------------------------------------
FFO                                                         14,842,840              -    (135,357,965)  150,200,805     14,842,840
-----------------------------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents                            (612,136)             -        (612,136)            -       (612,136)
Recurring Capital Expenditures                                (761,533)             -        (761,533)            -       (761,533)
Amortization of Debt Premium                                (1,117,767)             -      (1,117,767)            -     (1,117,767)
-----------------------------------------------------------------------------------------------------------------------------------
FAD                                                      $  12,351,404   $          -   -$137,849,401  $150,200,805   $ 12,351,404
-----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                                                                             $  9,352,573
Share Price (at close)                                                                                                      $28.65
Weighted Average Number of Shares                                                                                       16,615,576
WA number of Shares and OP Units                                                                                        18,614,284
----------------------------------------------------------                                                         ----------------
Net Income/Share                                                                                                             $8.70
FFO/Share and OP Units                                                                                                       $0.80
FAD/Share and OP Units                                                                                                       $0.66
Dividend/Share and OP Units                                                                                                  $0.51
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Q2 02
                                                                                  (3 months ended 6/30/02)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Adjustments to                Assets Held
                                                         Combined TOTAL    Equity Method   Subtotal       for Sale        Total
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Revenues:
Same Store                                                 $15,193,053      (7,385,721)   $ 7,807,332              -    $7,807,332
New                                                          6,316,968      (3,490,055)     2,826,913              -     2,826,913
Redevelopment                                                5,293,645               -      5,293,645              -     5,293,645
Discontinued                                                14,152,792      (1,692,465)    12,460,327    (12,460,327)            -
-----------------------------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                                  40,956,458     (12,568,241)    28,388,217    (12,460,327)   15,927,890
-----------------------------------------------------------------------------------------------------------------------------------
Operating Expenses:
Same Store                                                   3,517,161      (2,151,767)     1,365,394              -     1,365,394
New                                                          2,143,643      (1,360,066)       783,577              -       783,577
Redevelopment                                                1,682,567               -      1,682,567              -     1,682,567
Discontinued                                                 5,852,269        (691,075)     5,161,194     (5,161,194)            -
-----------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                    13,195,640      (4,202,908)     8,992,732     (5,161,194)    3,831,538
-----------------------------------------------------------------------------------------------------------------------------------
NOI:
Same Store                                                  11,675,892      (5,233,954)     6,441,938              -     6,441,938
New                                                          4,173,325      (2,129,989)     2,043,336              -     2,043,336
Redevelopment                                                3,611,078               -      3,611,078              -     3,611,078
Discontinued                                                 8,300,523      (1,001,390)     7,299,133     (7,299,133)            -
-----------------------------------------------------------------------------------------------------------------------------------
NOI (2)                                                     27,760,818      (8,365,333)    19,395,485     (7,299,133)   12,096,352
-----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):
Management Company Revenue                                   2,151,596               -      2,151,596              -     2,151,596
Interest Income                                                354,849               -        354,849              -       354,849
General & Administrative:                                                            -              -              -             -
Corporate Payroll                                           (3,535,982)              -     (3,535,982)             -    (3,535,982)
Other G&A Expenses                                          (2,611,050)              -     (2,611,050)             -    (2,611,050)
-----------------------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
DEPRECIATION AND AMORTIZATION                               24,120,231      (8,365,333)    15,754,898     (7,299,133)    8,455,765
-----------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                           (11,570,711)      4,124,718     (7,445,993)    $3,120,037    (4,325,956)
Depreciation and Amortization                               (7,680,779)      2,347,670     (5,333,109)    $2,066,346    (3,266,763)
Equity in income of partnership and JVs                                      1,892,945      1,892,945              -     1,892,945
Gain(loss) on Sale of Interests in RE                                -               -              -              -             -
DISCONTINUED OPERATIONS:                                                             -              -              -             -
Income from Disposed Real Estate                                70,839               -         70,839      2,112,750     2,183,589
Equity in income of partnership and JVs                                              -                             -             -
Minority Interest of O.P. Unitholders                         (191,297)              -       (191,297)             -      (191,297)
Gain (losses) on Disposition of Discontinued Operations              -                              -              -             -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                 (120,458)              -       (120,458)     2,112,750     1,992,292
-----------------------------------------------------------------------------------------------------------------------------------
Extraordinary item(Loss on early extinguishment of debt)             -               -              -              -             -
Minority Interest of OP Unit Holders                          (306,655)              -       (306,655)             -      (306,655)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                   4,441,628               -      4,441,628              -     4,441,628
-----------------------------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                                          -               -              -              -             -
Depreciation and Amor. of Real Estate                        7,680,779               -      7,680,779              -     7,680,779
FFO Adjustments                                                553,687               -        553,687              -       553,687
-----------------------------------------------------------------------------------------------------------------------------------
FFO                                                         12,676,094               -     12,676,094              -    12,676,094
-----------------------------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents                             227,941               -       (227,941)             -      (227,941)
Recurring Capital Expenditures                                (881,762)              -       (881,762)             -      (881,762)
Amortization of Debt Premium                                         -               -              -              -             -
-----------------------------------------------------------------------------------------------------------------------------------
FAD                                                        $12,022,273    $          -    $11,566,391   $          -  $ 11,566,391
---------------------------------------------------------------------------------------------------------------------==============
Dividends                                                                                                             $  9,200,226
Share Price (at close)                                                                                                      $27.11
Weighted Average Number of Shares                                                                                       16,215,645
WA number of Shares and OP Units                                                                                        18,024,071
--------------------------------------------------------                                                            ---------------
Net Income/Share                                                                                                             $0.27
FFO/Share and OP Units                                                                                                       $0.70
FAD/Share and OP Units                                                                                                       $0.67
Dividend/Share and OP Units                                                                                                  $0.51
-----------------------------------------------------------------------------------------------------------------------------------

Pennsylvania REIT                                        PREIT         PEI
FLASH REPORT-RECONCILIATION TO GAAP (June 30, 2003)  [LOGO Omitted]   LISTED
Financial Statement                                                    NYSE

Balance Sheet
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Q2 03
                                                                                (3 months ended 6/30/03)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Adjustments to                Assets Held
                                                     Combined TOTAL    Equity Method   Subtotal       for Sale        TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
Investment in Real Estate, at cost                  $1,239,399,847   $(205,006,909)  $1,034,392,938  $ (66,462,701)   $967,930,237
Accumulated Depreciation                              (110,045,761)     43,479,796      (66,565,965)    17,578,164     (48,987,801)
Investment in and advances to Partnership and JVs        1,123,207      28,494,542       29,617,749              -      29,617,749
Other Assets                                           136,647,003     (28,078,659)  $  108,568,344     48,884,537     157,452,881
-----------------------------------------------------------------------------------------------------------------------------------
Total Assets                                        $1,267,124,296   $(161,111,230)  $1,106,013,066  $           -  $1,106,013,066
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Notes                                      $  698,964,718   $(155,488,042)  $  543,476,676  $ (33,888,117)   $509,588,559
Line of Credit                                         117,900,000               -      117,900,000              -     117,900,000
Acquisition Term Loan & Unsecured Line of Credit        20,249,935               -       20,249,935              -      20,249,935
Other Liabilities                                       43,522,390      (5,623,188)      37,899,202     33,888,117      71,787,319
-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                   $  880,637,043   $(161,111,230)  $  719,525,813  $           -    $719,525,813
-----------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                   $   61,828,093   $           -   $   61,828,093  $           -     $61,828,093
Total Shareholders Equity                              324,659,160               -      324,659,160              -     324,659,160
-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Shareholder Equity            $1,267,124,296   $(161,111,230)  $1,106,013,066  $           -  $1,106,013,066
-----------------------------------------------------------------------------------------------------------------------------------
Balance Sheet
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Q2 02
                                                                                (3 months ended 6/30/02)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Adjustments to                  Assets Held
                                                     Combined TOTAL     Equity Method    Subtotal        for Sale         TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
Investment in Real Estate, at cost                   $ 936,560,338    $ (232,716,235)   $703,844,103   $          -   $703,844,103
Accumulated Depreciation                              (166,996,602)       44,386,374    (122,610,228)             -   (122,610,228)
Investment in and advances to Partnership and JVs          358,331        26,333,873      26,692,204              -     26,692,204
Other Assets                                            85,598,666       (23,185,014)   $ 62,413,652              -     62,413,652
-----------------------------------------------------------------------------------------------------------------------------------
Total Assets                                         $ 855,520,733    $ (185,181,002)   $670,339,731   $          -   $670,339,731
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Notes                                       $ 487,695,457    $ (177,552,539)   $310,142,918   $          -   $310,142,918
Line of Credit                                         118,500,000                 -     118,500,000              -    118,500,000
Acquisition Term Loan & Unsecured Line of Credit                 -                 -               -              -              -
Other Liabilities                                       32,928,986        (7,628,463)     25,300,523              -     25,300,523
-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                    $ 639,124,443    $ (185,181,002)   $453,943,441   $          -   $453,943,441
-----------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                    $  32,552,870    $            -    $ 32,552,870   $          -   $ 32,552,870
Total Shareholders Equity                              183,843,420                 -     183,843,420              -    183,843,420
-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Shareholder Equity             $ 855,520,733    $ (185,181,002)   $670,339,731   $          -   $670,339,731
-----------------------------------------------------------------------------------------------------------------------------------

                                                                         Page 35

Pennsylvania REIT                                        PREIT         PEI
QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2003)    [LOGO Omitted]   LISTED
                                                                       NYSE
Definitions
Fund From Operations (FFO)

NAREIT defines FFO as income before gains (losses) on property sales and extraordinary items (computed in accordance with GAAP); plus real estate depreciation and similar adjustments for unconsolidated joint ventures after adjustments for non-real estate depreciation and amortization of financing costs. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company's financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to FFO.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items, gains on sales of real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

NOI is derived from real estate revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). NOI does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company's financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity; nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to NOI. The Company believes that NOI is helpful to investors as a measure of operating performance because it is an indicator of the return on investment on the properties, and provides a comparison measurement of the properties over time. NOI excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interest in real estate.


Funds Available for Distribution (FAD)

FAD also referred to as Cash Available for Distributions (CAD) and adjusted FFO
(AFFO). FAD refers to a computation made by analysts and investors to measure a real estate company's cash flows generated by operations. FAD is calculated by subtracting from FFO (1) normalized recurring capital expenditures that are capitalized but necessary to maintain a REIT's properties and (2) straight-line rents.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company feels to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.


Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)

Earnings before interest, taxes, depreciation and amortization. On a property level, EBITDA and NOI are equivalent; however, certain corporate revenues and expenses are added and deducted to/from NOI to derive EBITDA on a company wide basis. Specifically, management company revenues and interest income are added to NOI while corporate payroll and other General and Administrative expenses are deducted from NOI to calculate EBITDA.

The Company believes that net income is the most directly comparable GAAP measurement to EBITDA. The Company believes that EBITDA helps the Company and its investors evaluate the ongoing operating performance of its properties and facilitate comparisons with other REITs and real estate companies. These measures assist management by providing a baseline to assess property-level results, particularly as the Company acquires or sells assets. The EBITDA measures presented by the Company may not be comparable to other similarly titled measures of other companies.

                                                                         Page 36